BANKING FUND

BASIC MATERIALS FUND

BIOTECHNOLOGY FUND

CONSUMER PRODUCTS FUND

ELECTRONICS FUND

ENERGY FUND

MARCH 31, 2008

RYDEX SERIES FUNDS SECTOR FUNDS ANNUAL REPORT

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

INTERNET FUND

LEISURE FUND

PRECIOUS METALS FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

UTILITIES FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

PERFORMANCE REPORTS AND FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

8

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

42

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

64

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

68

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

72

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

78

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

88

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

. . . . . . . . . . . . . . . . . . . . . . . . . . . .

99

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

100

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

102

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The year ended March 31, 2008 was a momentous one in many respects. The U.S. financial system teetered on the brink of collapse as the ongoing crisis in the nation’s credit markets seemed to threaten the solvency of many major Wall Street institutions. Indeed, financial market turmoil, the magnitude of which had not been seen in decades, lead to the dramatic collapse of Bear Stearns, a powerhouse investment bank that traced its origins back to the 1920’s and had successfully weathered the Great Depression. At the tail end of the period, stocks soared in a classic relief rally once it was clear that other major financial institutions did not face solvency issues that threatened their very existence and the overall health of the U.S. financial system.

During this tumultuous period, the Dow Jones Industrial AverageSM actually managed to eke out a 1.59% gain despite losing more than 1,000 points in the first three months of 2008, the largest quarterly point decline in the

Index’s long history. The S&P 500® Index found the going a bit tougher, falling 5.08%. With the avoidance of risk as the dominant theme over the past year, more aggressive exposures such as small-cap and mid-cap stocks suffered. The S&P MidCap 400® Index fell 6.97%, while the Russell 2000® Index of small-cap stocks lost 13.00% of its value. Financial stocks were at the epicenter of the crisis that began to unfold during the summer (the S&P 500

Financials Index fell an astounding 27.78% during the period). The S&P SmallCap 600/Citigroup Pure Value Index was the worst performing sector in the traditional style-box series, falling 22.23%.

International stocks were the clear winners for the year ended March 31, 2008. Developed market stocks performed in-line with their U.S counterparts (the benchmark MSCI EAFE Index declined 2.10%), aided by local currency appreciation as the U.S. dollar fell over 13.42%. Emerging market stocks, however, continued their multi-

year run as the MSCI EM Index soared over 21.00% on the back of huge rallies in the BRIC markets.

Not surprisingly, investors ran to the safety of U.S. Treasury securities, pulling long-term interest rates down to five-year lows. Short-term interest rates plummeted, with the yield on the 2-year Treasury note falling in excess of three percentage points to 1.59%. Longer-term interest rates were a little stickier as the yield on the 10-year Note fell a more modest 1.2 points to 3.42%. As a result, the yield curve resumed its traditional positive slope after having been flat for an extended period.

The impetus for the dramatic shift in the term structure of interest rates was a series of emergency rate cuts by the Federal Reserve (the “Fed”). In six sweeping moves, the Fed slashed the widely watched Fed Funds target rate from 5.25% to 2.25%. In this crisis environment, the Fed, in conjunction with other central banks,

continuously pumped hundreds of billions of dollars of liquidity into the global financial system. With all the ingredients for a recession firmly in place—depressed consumer sentiment, shrinking payrolls, declining retail sales, curtailed capital spending plans and falling wealth levels—government at all levels went into crisis prevention mode. Despite all the bad news, it is unlikely that the U.S. economy actually shrank during this period.

The cheap U.S. dollar fueled a boom in exports, which kept economic growth in the black. Low short-term interest rates and a cheap dollar also fueled a boom in commodities markets, as the prices of oil, industrial metals, and agricultural products skyrocketed. Oil, in particular, rose 54%, breaching the psychologically significant $100 per barrel mark by the end of the period.

Although write downs will continue to dribble out of the banking system, the worst of the financial crisis seems to be behind us at this point. Recent earnings reports from the likes of Lehman Brothers, Goldman Sachs, and

Morgan Stanley indicate that the U.S. financial system is sufficiently capitalized to weather the credit crisis unless estimates of mortgage debt write offs are substantially off the mark. This leaves us cautiously optimistic about the direction of stock prices as we move into the new year. There is little doubt that the economy will continue to flirt with recession and interest rates are poised to rise. Yet there has been an important and discernable shift in market sentiment indicating, to us at least, that more bad news from the housing front will be taken in stride.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategy

2

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2007 and ending March 31, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

September 30, 2007

March 31, 2008

Period*

Table 1. Based on actual Fund return

Banking Fund

Investor Class

1.35%

$1,000.00

$

750.20

$

5.92

Advisor Class

1.83%

1,000.00

746.80

7.99

A-Class

1.56%

1,000.00

748.10

6.83

C-Class

2.33%

1,000.00

744.40

10.16

Basic Materials Fund

Investor Class

1.40%

1,000.00

1,010.90

7.05

Advisor Class

1.91%

1,000.00

1,008.30

9.57

A-Class

1.65%

1,000.00

1,010.30

8.29

C-Class

2.40%

1,000.00

1,005.70

12.03

Biotechnology Fund

Investor Class

1.37%

1,000.00

898.90

6.50

Advisor Class

1.87%

1,000.00

896.70

8.84

A-Class

1.61%

1,000.00

897.70

7.64

C-Class

2.36%

1,000.00

894.60

11.20

Consumer Products Fund

Investor Class

1.38%

1,000.00

966.60

6.78

Advisor Class

1.89%

1,000.00

964.60

9.30

A-Class

1.63%

1,000.00

966.00

8.03

C-Class

2.38%

1,000.00

961.90

11.67

Electronics Fund

Investor Class

1.36%

1,000.00

733.20

5.88

Advisor Class

1.89%

1,000.00

732.60

8.20

A-Class

1.62%

1,000.00

732.20

7.00

C-Class

2.37%

1,000.00

729.40

10.23

Energy Fund

Investor Class

1.39%

1,000.00

1,006.80

6.97

Advisor Class

1.89%

1,000.00

1,004.40

9.46

A-Class

1.64%

1,000.00

1,005.10

8.20

C-Class

2.39%

1,000.00

1,001.80

11.95

Energy Services Fund

Investor Class

1.37%

1,000.00

960.30

6.71

Advisor Class

1.87%

1,000.00

957.70

9.15

A-Class

1.62%

1,000.00

959.10

7.93

C-Class

2.37%

1,000.00

955.40

11.59

Financial Services Fund

Investor Class

1.35%

1,000.00

770.00

5.99

Advisor Class

1.90%

1,000.00

768.30

8.38

A-Class

1.58%

1,000.00

769.70

6.98

C-Class

2.34%

1,000.00

765.70

10.34

Health Care Fund

Investor Class

1.37%

1,000.00

882.60

6.46

Advisor Class

1.87%

1,000.00

880.60

8.79

A-Class

1.62%

1,000.00

882.00

7.60

C-Class

2.37%

1,000.00

878.30

11.14

4

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

September 30, 2007

March 31, 2008

Period*

Internet Fund

Investor Class

1.38%

$1,000.00

$

803.10

$

6.22

Advisor Class

1.88%

1,000.00

800.90

8.48

A-Class

1.63%

1,000.00

802.00

7.35

C-Class

2.38%

1,000.00

799.30

10.70

Leisure Fund

Investor Class

1.37%

1,000.00

837.40

6.30

Advisor Class

1.87%

1,000.00

835.50

8.60

A-Class

1.62%

1,000.00

836.80

7.45

C-Class

2.38%

1,000.00

833.40

10.91

Precious Metals Fund

Investor Class

1.30%

1,000.00

1,061.30

6.70

Advisor Class

1.79%

1,000.00

1,058.90

9.24

A-Class

1.54%

1,000.00

1,060.10

7.91

C-Class

2.30%

1,000.00

1,056.10

11.81

Retailing Fund

Investor Class

1.36%

1,000.00

855.40

6.29

Advisor Class

1.83%

1,000.00

853.80

8.48

A-Class

1.60%

1,000.00

854.10

7.43

C-Class

2.36%

1,000.00

851.30

10.92

Technology Fund

Investor Class

1.37%

1,000.00

817.90

6.20

Advisor Class

1.87%

1,000.00

816.10

8.48

A-Class

1.60%

1,000.00

816.20

7.26

C-Class

2.35%

1,000.00

814.20

10.68

Telecommunications Fund

Investor Class

1.42%

1,000.00

765.90

6.25

Advisor Class

2.00%

1,000.00

764.20

8.81

A-Class

1.66%

1,000.00

764.60

7.33

C-Class

2.40%

1,000.00

762.40

10.57

Transportation Fund

Investor Class

1.37%

1,000.00

887.40

6.48

Advisor Class

1.88%

1,000.00

885.20

8.87

A-Class

1.64%

1,000.00

886.40

7.74

C-Class

2.39%

1,000.00

883.00

11.24

Utilities Fund

Investor Class

1.37%

1,000.00

945.40

6.67

Advisor Class

1.87%

1,000.00

943.00

9.11

A-Class

1.62%

1,000.00

944.50

7.88

C-Class

2.37%

1,000.00

940.90

11.49

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

September 30, 2007

March 31, 2008

Period*

Table 2. Based on hypothetical 5% return (before expenses)

Banking Fund

Investor Class

1.35%

$1,000.00

$1,018.25

$

6.81

Advisor Class

1.83%

1,000.00

1,015.85

9.22

A-Class

1.56%

1,000.00

1,017.20

7.87

C-Class

2.33%

1,000.00

1,013.35

11.73

Basic Materials Fund

Investor Class

1.40%

1,000.00

1,018.00

7.06

Advisor Class

1.91%

1,000.00

1,015.45

9.62

A-Class

1.65%

1,000.00

1,016.75

8.32

C-Class

2.40%

1,000.00

1,013.00

12.08

Biotechnology Fund

Investor Class

1.37%

1,000.00

1,018.15

6.91

Advisor Class

1.87%

1,000.00

1,015.65

9.42

A-Class

1.61%

1,000.00

1,016.95

8.12

C-Class

2.36%

1,000.00

1,013.20

11.88

Consumer Products Fund

Investor Class

1.38%

1,000.00

1,018.10

6.96

Advisor Class

1.89%

1,000.00

1,015.55

9.52

A-Class

1.63%

1,000.00

1,016.85

8.22

C-Class

2.38%

1,000.00

1,013.10

11.98

Electronics Fund

Investor Class

1.36%

1,000.00

1,018.20

6.86

Advisor Class

1.89%

1,000.00

1,015.55

9.52

A-Class

1.62%

1,000.00

1,016.90

8.17

C-Class

2.37%

1,000.00

1,013.15

11.93

Energy Fund

Investor Class

1.39%

1,000.00

1,018.05

7.01

Advisor Class

1.89%

1,000.00

1,015.55

9.52

A-Class

1.64%

1,000.00

1,016.80

8.27

C-Class

2.39%

1,000.00

1,013.05

12.03

Energy Services Fund

Investor Class

1.37%

1,000.00

1,018.15

6.91

Advisor Class

1.87%

1,000.00

1,015.65

9.42

A-Class

1.62%

1,000.00

1,016.90

8.17

C-Class

2.37%

1,000.00

1,013.15

11.93

Financial Services Fund

Investor Class

1.35%

1,000.00

1,018.25

6.81

Advisor Class

1.90%

1,000.00

1,015.50

9.57

A-Class

1.58%

1,000.00

1,017.10

7.97

C-Class

2.34%

1,000.00

1,013.30

11.78

Health Care Fund

Investor Class

1.37%

1,000.00

1,018.15

6.91

Advisor Class

1.87%

1,000.00

1,015.65

9.42

A-Class

1.62%

1,000.00

1,016.90

8.17

C-Class

2.37%

1,000.00

1,013.15

11.93

6

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

September 30, 2007

March 31, 2008

Period*

Internet Fund

Investor Class

1.38%

$1,000.00

$1,018.10

$

6.96

Advisor Class

1.88%

1,000.00

1,015.60

9.47

A-Class

1.63%

1,000.00

1,016.85

8.22

C-Class

2.38%

1,000.00

1,013.10

11.98

Leisure Fund

Investor Class

1.37%

1,000.00

1,018.15

6.91

Advisor Class

1.87%

1,000.00

1,015.65

9.42

A-Class

1.62%

1,000.00

1,016.90

8.17

C-Class

2.38%

1,000.00

1,013.10

11.98

Precious Metals Fund

Investor Class

1.30%

1,000.00

1,018.50

6.56

Advisor Class

1.79%

1,000.00

1,016.05

9.02

A-Class

1.54%

1,000.00

1,017.30

7.77

C-Class

2.30%

1,000.00

1,013.50

11.58

Retailing Fund

Investor Class

1.36%

1,000.00

1,018.20

6.86

Advisor Class

1.83%

1,000.00

1,015.85

9.22

A-Class

1.60%

1,000.00

1,017.00

8.07

C-Class

2.36%

1,000.00

1,013.20

11.88

Technology Fund

Investor Class

1.37%

1,000.00

1,018.15

6.91

Advisor Class

1.87%

1,000.00

1,015.65

9.42

A-Class

1.60%

1,000.00

1,017.00

8.07

C-Class

2.35%

1,000.00

1,013.25

11.83

Telecommunications Fund

Investor Class

1.42%

1,000.00

1,017.90

7.16

Advisor Class

2.00%

1,000.00

1,015.00

10.08

A-Class

1.66%

1,000.00

1,016.70

8.37

C-Class

2.40%

1,000.00

1,013.00

12.08

Transportation Fund

Investor Class

1.37%

1,000.00

1,018.15

6.91

Advisor Class

1.88%

1,000.00

1,015.60

9.47

A-Class

1.64%

1,000.00

1,016.80

8.27

C-Class

2.39%

1,000.00

1,013.05

12.03

Utilities Fund

Investor Class

1.37%

1,000.00

1,018.15

6.91

Advisor Class

1.87%

1,000.00

1,015.65

9.42

A-Class

1.62%

1,000.00

1,016.90

8.17

C-Class

2.37%

1,000.00

1,013.15

11.93

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

†

Annualized

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

BANKING FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the banking sector,

including commercial banks (and their holding companies) and savings and loan institutions.

Inception: April 1, 1998

Despite six cuts that lowered the fed fund rate from 5.25% to 2.25% between September 2007 and March 2008, the sub-prime debacle and the collapse of the U.S. housing market decimated the banking sector. Rydex Banking Fund

Investor Class returned -30.69% compared to the S&P 500 Index’s -5.08% return. Every industry in the banking sector was negative for the year. Thrifts & Mortgage Finance lost more than 40% and commercial banks lost more than 20%

of their value in 2007. Within the commercial banks, the regional banks lost twice as much as the larger diversified banks. The losers were led by Countrywide Financial, Washington Mutual, IndyMac, MGIC Investment Corp, PMI

Group, Radian Group and Sovereign Bancorp—all of which lost more than half their value. Despite an abysmal year, a few bright spots included Hudson City Bancorp, New York Community Bancorp and ABN-AMRO.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Capital

Investor Class

April 1, 1998

Markets

Advisor Class

April 1, 1998

Diversified

4%

Financial Services

A-Class

September 1, 2004

9%

C-Class

March 30, 2001

Ten Largest Holdings

Thrifts &

(% of Total Net Assets)

Mortgage

Wells Fargo & Co.

5.2%

Finance

16%

Commercial

HSBC Holdings PLC — SP ADR

4.8%

Banks

ABN AMRO Holding NV —

71%

SP ADR

4.7%

Bank of America Corp.

4.7%

JPMorgan Chase & Co.

4.5%

U.S. Bancorp

3.8%

Barclays PLC — SP ADR

3.8%

Banking Fund

Credit Suisse Group — SP ADR

3.6%

“Industry Diversification (Market Exposure as % of Net Assets)”

Wachovia Corp.

3.2%

excludes any temporary cash investments.

UBS AG — SP ADR

3.1%

Top Ten Total

41.4%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

8

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BANKING FUND

Cumulative Fund Performance

BANKING FUND

S&P 500

S&P 500

A-CLASS†

INDEX

FINANCIALS INDEX††

$15,000

$12,790

$10,000

$8,689

$7,185

$5,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

BANKING FUND

S&P 500

S&P 500

INVESTOR CLASS

INDEX

FINANCIALS INDEX††

$20,000

$15,000

$14,028

$10,000

$10,426

$8,593

$5,000

$0

04/01/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/01/98)

(04/01/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

BANKING FUND

-30.69%

2.01%

-1.51%

-31.14%

1.39%

-2.12%

S&P 500 INDEX

-5.08%

11.32%

3.44%

-5.08%

11.32%

3.44%

S&P 500 FINANCIALS INDEX

-27.78%

6.38%

2.70%

-27.78%

6.38%

2.70%

A-Class

C-Class

(09/01/04)

(03/30/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

BANKING FUND

-30.90%

-34.17%

-7.58%

-8.83%

-31.51%

-32.18%

0.88%

-0.59%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

3.70%

S&P 500 FINANCIALS INDEX

-27.78%

-27.78%

-1.20%

-1.20%

-27.78%

-27.78%

6.38%

1.53%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BASIC MATERIALS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in the mining, manufacture or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials.

Inception: April 1, 1998

Rydex Basic Materials Fund Investor Class returned 19.71% for the one-year period ended March 31, 2008. The dichotomy of returns among industries was a reflection of market conditions. Commodities that were in great demand globally (particularly in BRIC nations) performed well, but those related to the housing market did poorly.

The top performing industries were also the two largest industry groups in this sector: Metals & Mining and

Chemicals were both up more than 25% for the period. The worst performing industries were Paper & Forest

Products and Construction Materials, both down more than 20%. The shining star among the Fund’s holdings was

Mosaic Co., up 279.30%. The worst performing holding was Temple-Inland, Inc., returning -58.92%.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Other

Investor Class

April 1, 1998

Containers

8%

Advisor Class

April 14, 1998

& Packaging

A-Class

September 1, 2004

8%

C-Class

May 3, 2001

Ten Largest Holdings

Metals

(% of Total Net Assets)

& Mining

46%

ArcelorMittal

4.7%

Chemicals

Rio Tinto PLC — SP ADR

4.1%

38%

Monsanto Co.

2.9%

Potash Corporation of

Saskatchewan

2.8%

The Mosaic Co.

2.6%

Basic Materials Fund

E.I. du Pont de Nemours and Co.

2.6%

Freeport-McMoRan Copper

“Industry Diversification (Market Exposure as % of Net Assets)”

& Gold, Inc.

2.4%

excludes any temporary cash investments.

Dow Chemical Co.

2.3%

Alcoa, Inc.

2.3%

Southern Copper Corp.

2.2%

Top Ten Total

28.9%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

10

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BASIC MATERIALS FUND

Cumulative Fund Performance

BASIC MATERIALS

S&P 500

S&P 500 MATERIALS

FUND A-CLASS†

INDEX

INDEX††

$20,000

$18,304

$15,000

$15,278

$12,790

$10,000

$5,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

BASIC MATERIALS

S&P 500

S&P 500 MATERIALS

FUND INVESTOR CLASS

INDEX

INDEX††

$20,000

$17,419

$16,024

$15,000

$14,028

$10,000

$5,000

$0

04/01/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/01/98)

(04/14/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

BASIC MATERIALS FUND

19.71%

24.53%

5.71%

19.08%

23.91%

4.69%

S&P 500 INDEX

-5.08%

11.32%

3.44%

-5.08%

11.32%

3.38%

S&P 500 MATERIALS INDEX

9.03%

20.05%

7.28%

9.03%

20.05%

6.66%

A-Class

C-Class

(09/01/04)

(05/03/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

BASIC MATERIALS FUND

19.47%

13.80%

20.03%

18.41%

18.48%

17.48%

23.32%

11.38%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

2.64%

S&P 500 MATERIALS INDEX

9.03%

9.03%

15.30%

15.30%

9.03%

9.03%

20.05%

11.75%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BIOTECHNOLOGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering and in the design, manufacture or sale of related biotechnology products or services.

Inception: April 1, 1998

For the one-year period ended March 31, 2008, Rydex Biotechnology Fund Investor Class returned 1.41% compared to the S&P 500 Index’s -5.08% return. Pharmion, BioMarin Pharmaceutical, Lifecell, Savient Pharmaceuticals, United

Therapeutics and MedImmune were all up more than 60% for the year. Unfortunately, KERYX Biopharmaceuticals,

Vanda Pharmaceuticals, Progenics Pharmaceuticals, Dendreon, Omrix Biopharmaceuticals, Metabolix and Momenta

Pharmaceuticals were all down more than 50% for the year.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 1, 1998

Advisor Class

April 1, 1998

A-Class

September 1, 2004

C-Class

March 30, 2001

Biotechnology

Ten Largest Holdings

100%

(% of Total Net Assets)

Genentech, Inc.

12.3%

Gilead Sciences, Inc.

8.9%

Celgene Corp.

7.9%

Amgen, Inc.

7.8%

Biogen Idec, Inc.

5.3%

Genzyme Corp.

5.3%

Biotechnology Fund

Millennium Pharmaceuticals, Inc.

2.7%

“Industry Diversification (Market Exposure as % of Net Assets)”

Cephalon, Inc.

2.4%

excludes any temporary cash investments.

ImClone Systems, Inc.

2.4%

Vertex Pharmaceuticals, Inc.

2.2%

Top Ten Total

57.2%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

12

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BIOTECHNOLOGY FUND

Cumulative Fund Performance

BIOTECHNOLOGY

S&P 500

S&P 500 HEALTH

FUND A-CLASS†

INDEX

CARE INDEX††

$20,000

$15,000

$12,790

$10,937

$10,000

$10,570

$5,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

BIOTECHNOLOGY

S&P 500

S&P 500 HEALTH

FUND INVESTOR CLASS

INDEX

CARE INDEX††

$40,000

$30,000

$21,561

$20,000

$14,028

$11,837

$10,000

$0

04/01/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/01/98)

(04/01/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

BIOTECHNOLOGY FUND

1.41%

9.36%

7.99%

0.94%

8.84%

7.41%

S&P 500 INDEX

-5.08%

11.32%

3.44%

-5.08%

11.32%

3.44%

S&P 500 HEALTH CARE INDEX

-6.15%

4.67%

3.13%

-6.15%

4.67%

3.13%

A-Class

C-Class

(09/01/04)

(03/30/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

BIOTECHNOLOGY FUND

1.18%

-3.61%

3.94%

2.54%

0.40%

-0.60%

8.26%

-1.11%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

3.70%

S&P 500 HEALTH CARE INDEX

-6.15%

-6.15%

3.23%

3.23%

-6.15%

-6.15%

4.67%

0.92%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

CONSUMER PRODUCTS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally.

Inception: July 6, 1998

For the one-year period ended March 31, 2008, Rydex Consumer Products Fund Investor Class returned 1.72%,

outperforming the S&P 500 Index’s -5.08% return. Beverages, Tobacco and Household Products all had strong years. Personal Products and Food & Staples Retailing both detracted from the Fund’s performance. Food

Products, approximately one-third of the Fund’s weight, were mixed as agricultural products performed well, but packaged foods & meats did not. Coca-Cola, Wrigley, Colgate-Palmolive, PepsiCo and Hormel Foods led the

winners while the losers were Hershey, Bare Escentuals, Whole Foods Market, Corn Products International and

SuperValu.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Other

Investor Class

July 6, 1998

Food & Staples

Retailing

3%

Advisor Class

August 17, 1998

9%

A-Class

September 1, 2004

C-Class

July 24, 2001

Tobacco

Ten Largest Holdings

11%

Food Products

(% of Total Net Assets)

34%

Procter & Gamble Co.

7.6%

Household

Products

Coca-Cola Co.

6.0%

17%

PepsiCo, Inc.

5.4%

Beverages

Philip Morris International, Inc.

4.0%

26%

Unilever NV

4.0%

Diageo PLC — SP ADR

3.8%

Kraft Foods, Inc. — Class A

3.6%

Consumer Products Fund

Colgate-Palmolive Co.

3.2%

“Industry Diversification (Market Exposure as % of Net Assets)”

Anheuser-Busch Cos., Inc.

2.9%

excludes any temporary cash investments.

Kimberly-Clark Corp.

2.6%

Top Ten Total

43.1%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

14

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

CONSUMER PRODUCTS FUND

Cumulative Fund Performance

CONSUMER PRODUCTS

S&P 500

S&P 500 CONSUMER

FUND A-CLASS†

INDEX

STAPLES INDEX††

$20,000

$15,000

$12,798

$12,790

$12,506

$10,000

$5,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

CONSUMER PRODUCTS

S&P 500

S&P 500 CONSUMER

FUND INVESTOR CLASS

INDEX

STAPLES INDEX††

$20,000

$15,000

$13,380

$13,043

$11,686

$10,000

$5,000

07/06/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(07/06/98)

(08/17/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

CONSUMER PRODUCTS FUND

1.72%

12.40%

2.77%

1.25%

11.82%

3.78%

S&P 500 INDEX

-5.08%

11.32%

3.04%

-5.08%

11.32%

3.76%

S&P 500 CONSUMER STAPLES INDEX

9.44%

11.34%

3.79%

9.44%

11.34%

4.85%

A-Class

C-Class

(09/01/04)

(07/24/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

CONSUMER PRODUCTS FUND

1.50%

-3.32%

7.91%

6.45%

0.71%

-0.29%

11.23%

7.43%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

3.67%

S&P 500 CONSUMER STAPLES INDEX

9.44%

9.44%

9.71%

9.71%

9.44%

9.44%

11.34%

7.65%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Consumer Staples Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ELECTRONICS FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the electronics sector,

including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices.

Inception: April 1, 1998

Rydex Electronics Fund Investor Class returned -19.26% during the one-year period ended March 31, 2008. The electronics sector consists primarily of two industries, Semiconductors & Semiconductor Equipment and Computer

& Peripherals. Both groups lost ground during the reporting period with the former taking the brunt of the punishment, down more than 17%. The sector experienced a wide range of returns among its constituents. The best performing holding, Cree Inc., was up nearly 70%. The worst performing holding was SiRF Technology

Holdings, down more than 80%.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 1, 1998

Advisor Class

April 2, 1998

A-Class

September 1, 2004

C-Class

March 26, 2001

Semiconductors &

Semiconductor Equipment

Ten Largest Holdings

100%

(% of Total Net Assets)

Intel Corp.

9.5%

Taiwan Semiconductor

Manufacturing Co. Ltd. —

SP ADR

7.0%

Texas Instruments, Inc.

5.4%

Electronics Fund

Applied Materials, Inc.

4.9%

MEMC Electronic Materials, Inc.

3.6%

“Industry Diversification (Market Exposure as % of Net Assets)”

Analog Devices, Inc.

2.8%

excludes any temporary cash investments.

ASML Holding NV

2.8%

Xilinx, Inc.

2.6%

STMicroelectronics NV —

SP ADR

2.6%

Nvidia Corp.

2.5%

Top Ten Total

43.7%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

16

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ELECTRONICS FUND

Cumulative Fund Performance

ELECTRONICS FUND

S&P 500

S&P 500 INFORMATION

A-CLASS†

INDEX

TECHNOLOGY INDEX††

$20,000

$15,000

$12,790

$12,267

$10,000

$9,969

$5,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

ELECTRONICS FUND

S&P 500

S&P 500 INFORMATION

INVESTOR CLASS

INDEX

TECHNOLOGY INDEX††

$50,000

$40,000

$30,000

$20,000

$14,028

$10,000

$11,165

$10,126

$0

04/01/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/01/98)

(04/02/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

ELECTRONICS FUND

-19.26%

4.48%

0.13%

-19.53%

3.97%

-0.36%

S&P 500 INDEX

-5.08%

11.32%

3.44%

-5.08%

11.32%

3.33%

S&P 500 INFORMATION TECHNOLOGY INDEX

-0.43%

10.35%

1.51%

-0.43%

10.35%

1.46%

A-Class

C-Class

(09/01/04)

(03/26/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

ELECTRONICS FUND

-19.52%

-23.35%

1.28%

-0.09%

-20.03%

-20.83%

3.44%

-9.38%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

3.79%

S&P 500 INFORMATION TECHNOLOGY INDEX

-0.43%

-0.43%

6.55%

6.55%

-0.43%

-0.43%

10.35%

-0.79%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for

Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

17

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production and development of oil, gas, coal and alternative sources of energy.

Inception: April 21, 1998

With oil prices moving higher, the energy sector continued to perform exceedingly well during the one-year period ended March 31, 2008. Both of the sector’s industry groups turned in stellar performances—Energy Equipment &

Services was up more than 20%, and Oil, Gas & Consumable Fuels was up approximately 18%. Even with its strong performance, the sector experienced a wide range of returns among its constituents. The two best performing holdings, Denbury Resources Inc. and Range Resources Corp., were up around 90% each. The worst performing holding was Western Refining Inc., which lost nearly half of its value. For the period, Rydex Energy Fund Investor

Class returned 20.91%.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 21, 1998

Advisor Class

May 5, 1998

A-Class

September 1, 2004

Energy

Equipment

C-Class

April 19, 2001

& Services

31%

Ten Largest Holdings

Oil, Gas &

(% of Total Net Assets)

Consumable Fuels

Exxon Mobil Corp.

6.6%

69%

BP PLC — SP ADR

4.3%

Chevron Corp.

4.1%

ConocoPhillips

3.4%

Royal Dutch Shell PLC — SP ADR

3.2%

Energy Fund

Schlumberger Ltd.

3.2%

Occidental Petroleum Corp.

2.5%

“Industry Diversification (Market Exposure as % of Net Assets)”

Devon Energy Corp.

2.3%

excludes any temporary cash investments.

Apache Corp.

2.1%

Transocean, Inc.

2.1%

Top Ten Total

33.8%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

18

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY FUND

Cumulative Fund Performance

ENERGY FUND

S&P 500

S&P 500 ENERGY

A-CLASS†

INDEX

INDEX††

$25,000

$21,538

$20,000

$21,011

$15,000

$12,790

$10,000

$5,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

ENERGY FUND

S&P 500

S&P 500 ENERGY

INVESTOR CLASS

INDEX

INDEX††

$35,000

$30,000

$29,620

$27,205

$25,000

$20,000

$15,000

$13,791

$10,000

$5,000

04/21/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/21/98)

(05/05/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

ENERGY FUND

20.91%

27.21%

11.54%

20.31%

26.61%

11.03%

S&P 500 INDEX

-5.08%

11.32%

3.29%

-5.08%

11.32%

3.40%

S&P 500 ENERGY INDEX

22.07%

27.26%

12.96%

22.07%

27.26%

12.93%

A-Class

C-Class

(09/01/04)

(04/19/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

ENERGY FUND

20.54%

14.80%

24.75%

23.06%

19.74%

18.74%

25.96%

12.94%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

2.57%

S&P 500 ENERGY INDEX

22.07%

22.07%

25.90%

25.90%

22.07%

22.07%

27.26%

15.73%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

19

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY SERVICES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the energy services field,

including those that provide services and equipment in the areas of oil, coal and gas exploration and production.

Inception: April 1, 1998

Rydex Energy Services Fund Investor Class returned 22.27% for the one-year period ended March 31, 2008. Energy

Equipment & Services, the sole industry group held in the Fund, gained more than 20% during the period due to rising oil prices.

The industry holdings in Rydex Energy Services Fund are narrower and include more smaller-cap names than its counterparts in Rydex Energy Fund. Though large caps outperformed small caps during the period, more than half of the stocks in the portfolio had double-digit returns for the year. The worst performing stock was Tetra Technologies

Inc., down nearly half its value from a year ago.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 1, 1998

Advisor Class

April 2, 1998

A-Class

September 1, 2004

C-Class

March 30, 2001

Energy Equipment

Ten Largest Holdings

& Services

100%

(% of Total Net Assets)

Schlumberger Ltd.

9.6%

Transocean, Inc.

6.3%

Halliburton Co.

5.9%

Tenaris SA — SP ADR

5.9%

Weatherford International Ltd.

4.9%

Energy Services Fund

Baker Hughes, Inc.

4.2%

National-Oilwell Varco, Inc.

4.0%

“Industry Diversification (Market Exposure as % of Net Assets)”

Diamond Offshore Drilling, Inc.

3.7%

excludes any temporary cash investments.

Noble Corp.

3.5%

Smith International, Inc.

3.4%

Top Ten Total

51.4%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

20

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY SERVICES FUND

Cumulative Fund Performance

ENERGY SERVICES

S&P 500

S&P 500 ENERGY

FUND A-CLASS†

INDEX

INDEX††

$25,000

$23,003

$21,538

$20,000

$15,000

$12,790

$10,000

$5,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

ENERGY SERVICES

S&P 500

S&P 500 ENERGY

FUND INVESTOR CLASS

INDEX

INDEX††

$35,000

$30,000

$27,832

$25,000

$20,000

$19,347

$15,000

$14,028

$10,000

$5,000

$0

04/01/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/01/98)

(04/02/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

ENERGY SERVICES FUND

22.27%

27.29%

6.82%

21.65%

26.66%

6.49%

S&P 500 INDEX

-5.08%

11.32%

3.44%

-5.08%

11.32%

3.33%

S&P 500 ENERGY INDEX

22.07%

27.26%

13.14%

22.07%

27.26%

13.06%

A-Class

C-Class

(09/01/04)

(03/30/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

ENERGY SERVICES FUND

21.98%

16.19%

27.95%

26.22%

21.05%

20.05%

26.05%

10.29%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

3.70%

S&P 500 ENERGY INDEX

22.07%

22.07%

25.90%

25.90%

22.07%

22.07%

27.26%

16.17%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

21

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

FINANCIAL SERVICES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the financial services sector.

Inception: April 2, 1998

Despite six cuts that lowered fed fund rates from 5.25% to 2.25% between September 2007 and March 2008, the sub-prime debacle and collapse of the U.S. housing market devastated the financial services sector—every industry in the sector was negative on the year. The area least hurt in this sector came from the asset managers & custodians such as Nuveen, Blackrock, State Street, Northern Trust and Janus. Thrifts & Mortgage Finance lost more than 40%,

Consumer Finance lost more than 30% and Capital Markets, Diversified Financial Services, Insurance and Commercial

Banks all lost more than 20% of their value in during the year. The losers were led by Bear Stearns, Countrywide

Financial, Washington Mutual, Citigroup and E*Trade—all of which lost more than half their value.

Rydex Financial Services Fund Investor Class returned -27.26% versus the S&P 500 Index’s -5.08% return.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 2, 1998

Advisor Class

April 6, 1998

Diversified Financial

Other

A-Class

September 1, 2004

Services

10%

C-Class

April 19, 2001

11%

Insurance

25%

Ten Largest Holdings

(% of Total Net Assets)

Real Estate

Investment

HSBC Holdings PLC — SP ADR

2.6%

Trusts

Commercial

Banks

Bank of America Corp.

2.4%

15%

Capital

22%

JPMorgan Chase & Co.

2.3%

Markets

17%

ABN AMRO Holding NV —

SP ADR

2.0%

Wells Fargo & Co.

1.9%

Financial Services Fund

Citigroup, Inc.

1.7%

“Industry Diversification (Market Exposure as % of Net Assets)”

American International Group, Inc.

1.6%

excludes any temporary cash investments.

U.S. Bancorp

1.4%

Barclays PLC — SP ADR

1.4%

Goldman Sachs Group, Inc.

1.4%

Top Ten Total

18.7%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

22

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

FINANCIAL SERVICES FUND

Cumulative Fund Performance

FINANCIAL SERVICES

S&P 500

S&P 500 FINANCIALS

FUND A-CLASS†

INDEX

INDEX††

$20,000

$15,000

$12,790

$10,000

$9,084

$8,689

$5,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

FINANCIAL SERVICES

S&P 500

S&P 500 FINANCIALS

FUND INVESTOR CLASS

INDEX

INDEX††

$20,000

$15,000

$13,879

$10,771

$10,000

$10,285

$5,000

$0

04/02/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/02/98)

(04/06/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

FINANCIAL SERVICES FUND

-27.26%

6.75%

0.75%

-27.58%

6.18%

-0.10%

S&P 500 INDEX

-5.08%

11.32%

3.33%

-5.08%

11.32%

3.33%

S&P 500 FINANCIALS INDEX

-27.78%

6.38%

2.56%

-27.78%

6.38%

2.13%

A-Class

C-Class

(09/01/04)

(04/19/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

FINANCIAL SERVICES FUND

-27.32%

-30.77%

-1.31%

-2.65%

-27.98%

-28.68%

5.60%

-0.55%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

2.57%

S&P 500 FINANCIALS INDEX

-27.78%

-27.78%

-1.20%

-1.20%

-27.78%

-27.78%

6.38%

0.82%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

23

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEALTH CARE FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that are involved in the health care industry.

Inception: April 17, 1998

Rydex Health Care Fund Investor Class returned -6.54% versus the S&P 500 Index’s -5.08% return for the one-year period ended March 31, 2008. At the industry level, Life Sciences Tools & Services, Biotechnology and Equipment &

Supplies all provided positive returns. Industry detractors included exposures to Providers & Services, Health Care

Technology and Pharmaceuticals. Intuitive Surgical, Dade Behring Holdings, MedImmune, Express Scripts and Elan

provided impressive returns during the period while Inverness Medical Innovations, Brookdale Senior Living, King

Pharmaceuticals and Wellpoint all had disappointing years.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Life Sciences Tools

Other

Investor Class

April 17, 1998

& Services

1%

Advisor Class

May 11, 1998

7%

A-Class

September 1, 2004

Biotechnology

C-Class

March 30, 2001

15%

Ten Largest Holdings

(% of Total Net Assets)

Pharmaceuticals

Health Care

41%

Johnson & Johnson, Inc.

4.1%

Providers

Pfizer, Inc.

3.5%

& Services

16%

Novartis AG — SP ADR

3.2%

Health Care

Genentech, Inc.

3.1%

Equipment

& Supplies

GlaxoSmithKline PLC — SP ADR

3.0%

20%

Sanofi-Aventis — SP ADR

2.8%

Abbott Laboratories

2.7%

Health Care Fund

Medtronic, Inc.

2.3%

“Industry Diversification (Market Exposure as % of Net Assets)”

Merck & Co., Inc.

2.3%

excludes any temporary cash investments.

Eli Lilly & Co.

2.3%

Top Ten Total

29.3%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

24

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEALTH CARE FUND

Cumulative Fund Performance

HEALTH CARE FUND

S&P 500

S&P 500 HEALTH

A-CLASS†

INDEX

CARE INDEX††

$16,000

$14,000

$12,790

$12,000

$11,186

$10,570

$10,000

$8,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

HEALTH CARE FUND

S&P 500

S&P 500 HEALTH

INVESTOR CLASS

INDEX

CARE INDEX††

$20,000

$15,000

$14,287

$13,840

$11,784

$10,000

$5,000

04/17/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/17/98)

(05/11/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

HEALTH CARE FUND

-6.54%

9.17%

3.65%

-6.99%

8.63%

3.21%

S&P 500 INDEX

-5.08%

11.32%

3.32%

-5.08%

11.32%

3.48%

S&P 500 HEALTH CARE INDEX

-6.15%

4.67%

3.09%

-6.15%

4.67%

3.10%

A-Class

C-Class

(09/01/04)

(03/30/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

HEALTH CARE FUND

-6.75%

-11.17%

4.59%

3.18%

-7.46%

-8.38%

8.02%

2.40%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

3.70%

S&P 500 HEALTH CARE INDEX

-6.15%

-6.15%

3.23%

3.23%

-6.15%

-6.15%

4.67%

0.92%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

25

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNET FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet.

Inception: April 6, 2000

During the one-year period ended March 31, 2008, Rydex Internet Fund Investor Class returned -5.92%,

underperforming the S&P 500 Index’s -5.08% return. Internet & Catalog Retail, Communications Equipment and

Application Software all provided impressive returns. Industry detractors included relatively small exposures to

Media, Semiconductors and Commercial Services & Supplies. Though the sector as a whole advanced, there was a wide dispersion of returns within the sector. Amazon, Research in Motion, Aquantive and Priceline.com all rose more than 70% for the year while E*Trade Financial, NetBank, Qwest Communications and Akamai Technologies

were all down more than 40% on the year.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Media

Investor Class

April 6, 2000

6%

Advisor Class

April 6, 2000

Internet &

Catalog Retail

A-Class

September 1, 2004

11%

Other

C-Class

April 19, 2001

11%

Ten Largest Holdings

(% of Total Net Assets)

Software

13%

Communications

Cisco Systems, Inc.

9.9%

Equipment

Research In Motion Ltd.

7.5%

29%

Internet

Google, Inc. — Class A

7.2%

7.0%

Software

& Services

Qualcomm, Inc.

30%

Yahoo!, Inc.

5.8%

Time Warner, Inc.

5.7%

Internet Fund

eBay, Inc.

5.4%

Amazon.Com, Inc.

4.6%

“Industry Diversification (Market Exposure as % of Net Assets)”

Symantec Corp.

3.6%

excludes any temporary cash investments.

Sun Microsystems, Inc.

3.3%

Top Ten Total

60.0%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

26

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNET FUND

Cumulative Fund Performance

INTERNET FUND

S&P 500

S&P 500 INFORMATION

A-CLASS†

INDEX

TECHNOLOGY INDEX††

$20,000

$15,000

$12,790

$12,267

$11,627

$10,000

$5,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

INTERNET FUND

S&P 500

S&P 500 INFORMATION

INVESTOR CLASS

INDEX

TECHNOLOGY INDEX††

$15,000

$10,000

$10,078

$5,000

$3,919

$1,934

$0

04/06/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/06/00)

(04/06/00)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

INTERNET FUND

-5.92%

13.61%

-18.60%

-6.40%

13.08%

-19.03%

S&P 500 INDEX

-5.08%

11.32%

0.10%

-5.08%

11.32%

0.10%

S&P 500 INFORMATION TECHNOLOGY INDEX

-0.43%

10.35%

-10.67%

-0.43%

10.35%

-10.67%

A-Class

C-Class

(09/01/04)

(04/19/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

INTERNET FUND

-6.16%

-10.62%

5.73%

4.30%

-6.84%

-7.77%

12.51%

-5.47%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

2.57%

S&P 500 INFORMATION TECHNOLOGY INDEX

-0.43%

-0.43%

6.55%

6.55%

-0.43%

-0.43%

10.35%

-2.79%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for

Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

27

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LEISURE FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies in the leisure and entertainment businesses.

Inception: April 1, 1998

For the one-year period ended March 31, 2008, Rydex Leisure Fund Investor Class returned -11.57% compared to the S&P 500 Index’s -5.08% return. Other than entertainment software, which was up for the year, all other industries provided minimal-to-negative returns for the year. Leisure Facilities, Leisure Equipment & Products and

Hotels, Resorts & Cruise Lines were all down more than 15% for the year. McDonald’s, Yum Brands, Burger King,

Oakley, Bally Technologies, WMS Industries, Hilton and Activision led the winners while the big losers were Boyd

Gaming, Pinnacle Entertainment, Life Time Fitness, Gaylord Entertainment, Wyndham Worldwide, Starbucks and

Panera Bread.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Software

Investor Class

April 1, 1998

Leisure Equipment

7%

Advisor Class

June 3, 1998

& Products

A-Class

September 1, 2004

7%

C-Class

May 3, 2001

Ten Largest Holdings

(% of Total Net Assets)

Media

McDonald’s Corp.

6.2%

24%

Walt Disney Co.

5.9%

Hotels, Restaurants

& Leisure

Time Warner, Inc.

5.0%

62%

News Corp. — Class A

4.7%

Carnival Corp.

3.8%

Las Vegas Sands Corp.

3.7%

Viacom, Inc. — Class B

3.6%

Leisure Fund

Yum! Brands, Inc.

3.4%

“Industry Diversification (Market Exposure as % of Net Assets)”

MGM MIRAGE

2.9%

excludes any temporary cash investments.

Electronic Arts, Inc.

2.9%

Top Ten Total

42.1%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

28

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LEISURE FUND

Cumulative Fund Performance

LEISURE FUND

S&P 500

S&P 500 CONSUMER

A-CLASS†

INDEX

DISCRETIONARY INDEX††

$20,000

$15,000

$12,790

$11,735

$10,000

$10,130

$5,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

LEISURE FUND

S&P 500

S&P 500 CONSUMER

INVESTOR CLASS

INDEX

DISCRETIONARY INDEX††

$20,000

$15,000

$14,028

$11,848

$10,000

$10,670

$5,000

04/01/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/01/98)

(06/03/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

LEISURE FUND

-11.57%

12.15%

0.65%

-11.95%

11.59%

0.80%

S&P 500 INDEX

-5.08%

11.32%

3.44%

-5.08%

11.32%

3.72%

S&P 500 CONSUMER DISCRETIONARY INDEX

-17.66%

7.44%

2.75%

-17.66%

7.44%

2.27%

A-Class

C-Class

(09/01/04)

(05/03/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

LEISURE FUND

-11.71%

-15.90%

6.01%

4.57%

-12.40%

-13.28%

10.99%

0.32%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

2.64%

S&P 500 CONSUMER DISCRETIONARY INDEX

-17.66%

-17.66%

1.59%

1.59%

-17.66%

-17.66%

7.44%

0.13%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for

Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

29

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PRECIOUS METALS FUND

OBJECTIVE:

To provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-

related services.

Inception: December 1, 1993

Rydex Precious Metals Fund represents a concentrated investment in the stocks of gold and other precious metal producers. Volatility and rising market uncertainty as well as a strong demand for gold contributed to the strong performance in this industry.

Even with its strong performance, the sector experienced a wide range of returns: The best performing holding,

Minas Buenaventura SA, was up nearly 130% and the worst performing holding, NovaGold Resources, was down more than half its value from a year ago. Rydex Precious Metals Fund Investor Class returned 24.34% for the one-

year period ended March 31, 2008.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

December 1, 1993

Advisor Class

August 1, 2003

A-Class

September 1, 2004

C-Class

April 27, 2001

Ten Largest Holdings

Metals & Mining

(% of Total Net Assets)

100%

Freeport-McMoRan Copper &

Gold, Inc.

17.6%

Goldcorp, Inc.

8.1%

Newmont Mining Corp.

8.0%

Barrick Gold Corp.

7.7%

Precious Metals Fund
Agnico-Eagle Mines Ltd.

6.1%

Kinross Gold Corp.

4.4%

“Industry Diversification (Market Exposure as % of Net Assets)”

Yamana Gold, Inc.

4.4%

excludes any temporary cash investments.

Gold Fields Ltd. — SP ADR

4.1%

Hecla Mining Co.

3.3%

Silver Wheaton Corp.

3.2%

Top Ten Total

66.9%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

30

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PRECIOUS METALS FUND

Cumulative Fund Performance

PRECIOUS METALS

S&P 500

S&P 500 MATERIALS

FUND A-CLASS†

INDEX

INDEX††

$20,000

$17,628

$15,000

$15,278

$12,790

$10,000

$5,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

PRECIOUS METALS

S&P 500

S&P 500 MATERIALS

FUND INVESTOR CLASS

INDEX

INDEX††

$30,000

$24,188

$20,000

$16,056

$14,111

$10,000

$0

03/31/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(12/01/93)

(08/01/03)

ONE

FIVE

TEN

ONE

FIVE

TEN

YEAR

YEAR

YEAR

YEAR

YEAR***

YEAR***

PRECIOUS METALS FUND

24.34%

21.15%

9.23%

23.75%

20.58%

8.68%

S&P 500 INDEX

-5.08%

11.32%

3.50%

-5.08%

11.32%

3.50%

S&P 500 MATERIALS INDEX

9.03%

20.05%

7.30%

9.03%

20.05%

7.30%

A-Class

C-Class

(09/01/04)

(04/27/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

PRECIOUS METALS FUND

24.05%

18.16%

18.77%

17.17%

23.08%

22.08%

19.94%

18.43%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

2.58%

S&P 500 MATERIALS INDEX

9.03%

9.03%

15.30%

15.30%

9.03%

9.03%

20.05%

11.63%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

*** Represents synthetic Fund returns that are based on Investor Class performance for periods prior to August 1, 2003, adjusted for class specific fees. Advisor Class shares were offered beginning August 1, 2003.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

31

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RETAILING FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail-order operations and other companies involved in selling products to consumers.

Inception: April 1, 1998

For the one-year period ended March 31, 2008, Rydex Retailing Fund Investor Class returned -20.25% compared to the S&P 500 Index’s -5.08% return. Hypermarkets and Internet & Catalog Retail both had a positive year, but unfortunately those industries represent less than 20% of the retail sector. The Specialty and Multi-line industries,

which represent the bulk of the sector, were both down more than 20% for the year. Amazon.com, GameStop, Guitar

Center and Priceline.com led the winners while the big losers—all down at least 50%—were Circuit City, Chico’s,

Office Depot, OfficeMax and Men’s Wearhouse.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Internet &

Other

Investor Class

April 1, 1998

Catalog Retail

2%

Advisor Class

April 21, 1998

9%

A-Class

September 1, 2004

C-Class

May 9, 2001

Multiline

Ten Largest Holdings

Retail

(% of Total Net Assets)

17%

Specialty Retail

Wal-Mart Stores, Inc.

8.6%

49%

CVS Caremark Corp.

4.6%

Food & Staples

Home Depot, Inc.

4.0%

Retailing

23%

Walgreen Co.

3.7%

Target Corp.

3.7%

Lowe’s Cos., Inc.

3.4%

Costco Wholesale Corp.

3.0%

Retailing Fund

Amazon.Com, Inc.

2.9%

“Industry Diversification (Market Exposure as % of Net Assets)”

Staples, Inc.

2.3%

excludes any temporary cash investments.

The Gap, Inc.

2.3%

Top Ten Total

38.5%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

32

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RETAILING FUND

Cumulative Fund Performance

RETAILING FUND

S&P 500

S&P 500 CONSUMER

A-CLASS†

INDEX

DISCRETIONARY INDEX††

$15,000

$12,790

$12,000

$10,191

$10,130

$9,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

RETAILING FUND

S&P 500

S&P 500 CONSUMER

INVESTOR CLASS

INDEX

DISCRETIONARY INDEX††

$20,000

$15,000

$14,028

$11,848

$11,641

$10,000

$5,000

$0

04/01/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/01/98)

(04/21/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

RETAILING FUND

-20.25%

7.60%

1.53%

-20.54%

7.15%

1.12%

S&P 500 INDEX

-5.08%

11.32%

3.44%

-5.08%

11.32%

3.29%

S&P 500 CONSUMER DISCRETIONARY INDEX

-17.66%

7.44%

2.75%

-17.66%

7.44%

2.49%

A-Class

C-Class

(09/01/04)

(05/09/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

RETAILING FUND

-20.37%

-24.15%

1.91%

0.53%

-21.00%

-21.79%

6.62%

0.11%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

2.56%

S&P 500 CONSUMER DISCRETIONARY INDEX

-17.66%

-17.66%

1.59%

1.59%

-17.66%

-17.66%

7.44%

0.22%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for

Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

33

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TECHNOLOGY FUND

OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the technology sector,

including computer software and service companies, semiconductor manufacturers, networking and telecommu-

nications equipment manufacturers, PC hardware and peripherals companies.

Inception: April 14, 1998

Rydex Technology Fund experienced strong performance up through the latter part of the year ended March 31, 2008,

reaching a nearly 20% gain. However, market turmoil beginning in November led to a reversal in fortune.

The best performing industry, Software, finished in positive territory, up 4%. The worst performing industry group,

Semiconductors & Semiconductor Equipment, was down 15%. The best performing holding was Research In Motion,

up 136%, while the worst performing holding, Nortel Networks, was down 72%. Rydex Technology Fund Investor

Class returned -6.07% during the period.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 14, 1998

Electronic Equipment

& Instruments

Other

Advisor Class

April 29, 1998

1%

Semiconductors

8%

& Semiconductor

A-Class

September 1, 2004

Equipment

C-Class

April 18, 2001

Internet Software

19%

& Services

8%

Ten Largest Holdings

(% of Total Net Assets)

IT Services

Microsoft Corp.

3.5%

14%

International Business Machines

Software

Corp.

3.1%

Computers &

19%

Cisco Systems, Inc.

2.7%

Peripherals

15%

Hewlett-Packard Co.

2.5%

Communications

Intel Corp.

2.5%

Equipment

Nokia Oyj — SP ADR

2.5%

16%

Technology Fund

Apple, Inc.

2.4%

Oracle Corp.

2.2%

“Industry Diversification (Market Exposure as % of Net Assets)”

Research In Motion Ltd.

2.0%

excludes any temporary cash investments.

Google, Inc. — Class A

2.0%

Top Ten Total

25.4%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

34

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TECHNOLOGY FUND

Cumulative Fund Performance

TECHNOLOGY

S&P 500

S&P 500 INFORMATION

FUND A-CLASS†

INDEX

TECHNOLOGY INDEX††

$16,000

$14,000

$12,790

$12,000

$12,267

$11,607

$10,000

$8,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

TECHNOLOGY FUND

S&P 500

S&P 500 INFORMATION

INVESTOR CLASS

INDEX

TECHNOLOGY INDEX††

$35,000

$30,000

$25,000

$20,000

$15,000

$13,927

$11,802

$10,000

$11,366

$5,000

$0

04/14/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/14/98)

(04/29/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

TECHNOLOGY FUND

-6.07%

10.67%

1.68%

-6.47%

10.15%

0.42%

S&P 500 INDEX

-5.08%

11.32%

3.38%

-5.08%

11.32%

3.59%

S&P 500 INFORMATION TECHNOLOGY INDEX

-0.43%

10.35%

1.70%

-0.43%

10.35%

1.14%

A-Class

C-Class

(09/01/04)

(04/18/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

TECHNOLOGY FUND

-6.37%

-10.80%

5.67%

4.25%

-6.99%

-7.92%

9.60%

-4.11%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

2.75%

S&P 500 INFORMATION TECHNOLOGY INDEX

-0.43%

-0.43%

6.55%

6.55%

-0.43%

-0.43%

10.35%

-1.81%

* Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for

Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

35

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks capital appreciation by investing in companies engaged in the development, manufacture or sale of communications services or communications equipment.

Inception: April 1, 1998

For the one-year period ended March 31, 2008, telecommunications industry performance was weak across the board.

The top performing industry was IT Services, down 1%, while the worst performer was Wireless Telecommunication

Services, down 15%. Despite the weak performance throughout the sector, there were still bright spots. The best performing holding was Research In Motion, up 136%. The worst performing holding was Nortel Networks, down 73%.

Rydex Telecommunications Fund Investor Class returned -10.32% for the period.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Wireless

Investor Class

April 1, 1998

Telecommunication

Advisor Class

April 1, 1998

Services

A-Class

September 1, 2004

27%

C-Class

April 18, 2001

Ten Largest Holdings

Communications

(% of Total Net Assets)

Equipment

43%

AT&T, Inc.

9.7%

Vodafone Group PLC — SP ADR

7.5%

Diversified

Cisco Systems, Inc.

7.3%

Telecommunication

Nokia Oyj — SP ADR

6.9%

Services

Verizon Communications, Inc.

6.2%

30%

America Movil SAB de CV —

Telecommunications Fund

SP ADR

6.1%

Research In Motion Ltd.

5.8%

“Industry Diversification (Market Exposure as % of Net Assets)”

Qualcomm, Inc.

4.9%

excludes any temporary cash investments.

Corning, Inc.

4.1%

BCE, Inc.

3.2%

Top Ten Total

61.7%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

36

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THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TELECOMMUNICATIONS FUND

Cumulative Fund Performance

TELECOMMUNICATIONS

S&P 500

S&P 500 TELECOMMUNICATION

FUND A-CLASS†

INDEX

SERVICES INDEX††

$16,000

$14,000

$12,790

$12,000

$12,046

$11,867

$10,000

$0

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

TELECOMMUNICATIONS

S&P 500

S&P 500 TELECOMMUNICATION

FUND INVESTOR CLASS

INDEX

SERVICES INDEX††

$25,000

$20,000

$15,000

$14,028

$10,000

$6,708

$5,000

$5,913

$0

04/01/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/01/98)

(04/01/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

TELECOMMUNICATIONS FUND

-10.32%

11.94%

-5.12%

-10.76%

11.46%

-5.55%

S&P 500 INDEX

-5.08%

11.32%

3.44%

-5.08%

11.32%

3.44%

S&P 500 TELECOMMUNICATION

SERVICES INDEX

-9.99%

13.37%

-1.27%

-9.99%

13.37%

-1.27%

A-Class

C-Class

(09/01/04)

(04/18/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

TELECOMMUNICATIONS FUND

-10.57%

-14.81%

6.35%

4.90%

-11.17%

-12.06%

10.92%

-6.73%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

2.75%

S&P 500 TELECOMMUNICATION

SERVICES INDEX

-9.99%

-9.99%

9.05%

9.05%

-9.99%

-9.99%

13.37%

-1.49%

*

Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Telecommunication Services Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only;

performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

37

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TRANSPORTATION FUND

OBJECTIVE: Seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment.

Inception: April 2, 1998

Only one of the Rydex Transportation Fund’s four industries was in positive territory during the one-year period ended March 31, 2008. The top performing industry, Road & Rail, was up 4%, while the worst performing industry group, Airlines, was down 51%. The latter group was hurt by the rising cost of oil as well as heightened regulatory scrutiny. Among the Fund’s holdings, the best performer was CSX Corp. (up 40%) and the worst performer was US

Airways Group (down 80%). Rydex Transportation Fund Investor Class returned -13.55%.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Marine

Investor Class

April 2, 1998

8%

Advisor Class

June 9, 1998

A-Class

September 1, 2004

C-Class

May 14, 2001

Airlines

Ten Largest Holdings

15%

(% of Total Net Assets)

Road & Rail

United Parcel Service, Inc. —

53%

Air Freight

Class B

8.5%

& Logistics

Burlington Northern

24%

Santa Fe Corp.

7.2%

Union Pacific Corp.

7.0%

FedEx Corp.

6.6%

CSX Corp.

6.4%

Transportation Fund

Canadian National Railway Co.

5.8%

“Industry Diversification (Market Exposure as % of Net Assets)”

Norfolk Southern Corp.

5.8%

excludes any temporary cash investments.

CH Robinson Worldwide, Inc.

3.8%

Expeditors International

Washington, Inc.

3.8%

Southwest Airlines Co.

3.5%

Top Ten Total

58.4%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

38

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TRANSPORTATION FUND

Cumulative Fund Performance

TRANSPORTATION

S&P 500

S&P 500 INDUSTRIALS

FUND A-CLASS†

INDEX

INDEX††

$20,000

$15,000

$13,023

$12,790

$12,111

$10,000

$5,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

TRANSPORTATION

S&P 500

S&P 500 INDUSTRIALS

FUND INVESTOR CLASS

INDEX

INDEX††

$20,000

$15,000

$14,145

$13,879

$10,000

$8,403

$5,000

$0

04/02/98

03/31/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/02/98)

(06/09/98)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

TRANSPORTATION FUND

-13.55%

10.90%

-1.73%

-13.97%

10.38%

-1.65%

S&P 500 INDEX

-5.08%

11.32%

3.33%

-5.08%

11.32%

3.38%

S&P 500 INDUSTRIALS INDEX

6.44%

15.41%

5.29%

6.44%

15.41%

6.03%

A-Class

C-Class

(09/01/04)

(05/14/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

TRANSPORTATION FUND

-13.73%

-17.84%

6.94%

5.50%

-14.38%

-15.23%

9.80%

2.47%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

2.64%

S&P 500 INDUSTRIALS INDEX

6.44%

6.44%

9.84%

9.84%

6.44%

6.44%

15.41%

4.14%

*

Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Industrials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

39

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

UTILITIES FUND

OBJECTIVE:

Seeks capital appreciation by investing in companies that operate public utilities.

Inception: April 3, 2000

Utilities industry performance was mostly weak during the one-year period ended March 31, 2008. In fact, only one industry was in positive territory—Gas Utilities, which was up 1%. Conversely, the worst performing industry group,

Water Utilities, was down 15%. The Fund’s best performing holding was Questar Corp., up 25%; its worst performing holding was Nicor, down 30%. Rydex Utilities Fund Investor Class returned -5.88% during the period.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

April 3, 2000

Independent

Other

1%

Advisor Class

April 3, 2000

Power Producers &

Energy Traders 12%

A-Class

September 1, 2004

C-Class

April 27, 2001

Ten Largest Holdings

(% of Total Net Assets)

Gas Utilities

Electric Utilities

13%

40%

Exelon Corp.

4.7%

Southern Co.

3.2%

FPL Group, Inc.

3.1%

Multi-Utilities

Dominion Resources, Inc.

2.9%

34%

Duke Energy Corp.

2.9%

Entergy Corp.

2.9%

FirstEnergy Corp.

2.8%

Utilities Fund

Public Service Enterprise

Group, Inc.

2.6%

“Industry Diversification (Market Exposure as % of Net Assets)”

PPL Corp.

2.5%

excludes any temporary cash investments.

American Electric Power Co., Inc.

2.5%

Top Ten Total

30.1%

“Ten Largest Holdings” exclude any

temporary cash or derivative investments.

40

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

UTILITIES FUND

Cumulative Fund Performance

UTILITIES FUND

S&P 500

S&P 500

A-CLASS†

INDEX

UTILITIES INDEX††

$20,000

$15,000

$15,217

$13,966

$12,790

$10,000

$5,000

09/01/04

03/31/05

03/31/06

03/31/07

03/31/08

UTILITIES FUND

S&P 500

S&P 500

INVESTOR CLASS

INDEX

UTILITIES INDEX††

$15,000

$12,730

$12,017

$10,000

$10,050

$5,000

$0

04/03/00

03/31/02

03/31/04

03/31/06

03/31/08

† Initial investment has been adjusted for the maximum sales charge of 4.75%.

†† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 03/31/08

Investor Class

Advisor Class

(04/03/00)

(04/03/00)

ONE

FIVE

SINCE

ONE

FIVE

SINCE

YEAR

YEAR

INCEPTION

YEAR

YEAR

INCEPTION

UTILITIES FUND

-5.88%

15.00%

2.33%

-6.28%

14.43%

1.81%

S&P 500 INDEX

-5.08%

11.32%

0.06%

-5.08%

11.32%

0.06%

S&P 500 UTILITIES INDEX

-1.62%

19.72%

6.83%

-1.62%

19.72%

6.83%

A-Class

C-Class

(09/01/04)

(04/27/01)

ONE

ONE

SINCE

SINCE

ONE

ONE

FIVE

SINCE

YEAR

YEAR*

INCEPTION

INCEPTION*

YEAR

YEAR**

YEAR

INCEPTION

UTILITIES FUND

-6.07%

-10.54%

11.29%

9.79%

-6.77%

-7.67%

13.86%

-1.84%

S&P 500 INDEX

-5.08%

-5.08%

7.12%

7.12%

-5.08%

-5.08%

11.32%

2.58%

S&P 500 UTILITIES INDEX

-1.62%

-1.62%

16.29%

16.29%

-1.62%

-1.62%

19.72%

2.46%

*

Fund returns are calculated using the maximum sales charge of 4.75%.

** Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500

Index and the S&P 500 Utilities Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structure.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

41

SCHEDULE OF INVESTMENTS

March 31, 2008

BANKING FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Susquehanna Bancshares, Inc.†

4,540

$

92,480

BancorpSouth, Inc.†

3,895

90,208

Wells Fargo & Co.†

22,042

$

641,422

City National Corp.

1,807

89,374

HSBC Holdings PLC — SP ADR†

7,285

599,556

Westamerica Bancorporation†

1,675

88,105

ABN AMRO Holding NV —

Investors Bancorp, Inc.*†

5,595

85,883

SP ADR†

9,735

583,127

UMB Financial Corp.†

2,065

85,078

Bank of America Corp.†

15,320

580,781

FirstMerit Corp.†

4,118

85,078

JPMorgan Chase & Co.

13,134

564,105

Whitney Holding Corp.

3,418

84,732

U.S. Bancorp†

14,691

475,401

First Niagara Financial Group,

Barclays PLC — SP ADR†

13,102

474,292

Inc.†

6,170

83,850

Credit Suisse Group — SP ADR†

8,823

448,914

International Bancshares Corp.†

3,610

81,514

Wachovia Corp.†

14,723

397,521

Webster Financial Corp.

2,748

76,587

UBS AG — SP ADR†

13,464

387,763

NewAlliance Bancshares, Inc.†

6,228

76,355

PNC Financial Services Group,

Prosperity Bancshares, Inc.†

2,570

73,656

Inc.†

4,725

309,818

First Midwest Bancorp, Inc.†

2,639

73,285

BB&T Corp.†

8,742

280,269

SVB Financial Group*†

1,652

72,093

Fannie Mae†

10,125

266,490

First Horizon National Corp.†

5,116

71,675

SunTrust Banks, Inc.†

4,702

259,268

Trustmark Corp.†

3,160

70,405

Freddie Mac

8,941

226,386

Colonial BancGroup, Inc.†

7,183

69,172

Regions Financial Corp.†

11,401

225,170

Cathay General Bancorp†

2,885

59,806

Hudson City Bancorp, Inc.†

11,665

206,237

East-West Bancorp, Inc.†

3,341

59,303

Fifth Third Bancorp†

9,399

196,627

MGIC Investment Corp.†

4,274

45,005

M&T Bank Corp.

2,415

194,359

UCBH Holdings, Inc.†

5,662

43,937

KeyCorp

8,308

182,361

Total Common Stocks

UnionBanCal Corp.†

3,478

170,700

(Cost $11,542,715)

12,371,384

New York Community Bancorp,

Inc.†

8,881

161,812

FACE

Washington Mutual, Inc.†

15,538

160,041

AMOUNT

People’s United Financial, Inc.†

9,017

156,084

Marshall & Ilsley Corp.†

6,562

152,238

REPURCHASE AGREEMENT 0.0%

Zions Bancorporation

3,085

140,522

Repurchase Agreement (Note 4)

Comerica, Inc.†

3,794

133,094

Lehman Brothers Holdings, Inc.

Toronto-Dominion Bank

2,148

131,808

issued 03/31/08 at 1.15%

TFS Financial Corp†

10,783

129,720

due 04/01/08

$

2,589

2,589

National City Corp.†

12,855

127,907

Total Repurchase Agreement

Popular, Inc.†

10,789

125,800

(Cost $2,589)

2,589

Sovereign Bancorp, Inc.†

13,355

124,469

BOK Financial Corp.

2,336

122,009

SHARES

Associated Banc-Corp.†

4,500

119,835

SECURITIES LENDING COLLATERAL 49.9%

Synovus Financial Corp.†

10,675

118,066

Mount Vernon Securities

Cullen/Frost Bankers, Inc.†

2,173

115,256

Lending Trust Prime Portfolio

Huntington Bancshares, Inc.†

10,716

115,197

(Note 7)

6,210,216

6,210,216

Astoria Financial Corp.

4,074

110,650

Total Securities Lending Collateral

Commerce Bancshares, Inc.

2,594

109,026

(Cost $6,210,216)

6,210,216

Countrywide Financial Corp.†

19,462

107,041

Bank of Hawaii Corp.†

2,042

101,202

Total Investments 149.4%

Fulton Financial Corp.†

8,066

99,131

(Cost $17,755,520)

$18,584,189

TCF Financial Corp.†

5,467

97,969

Liabilities in Excess of

Valley National Bancorp†

5,029

96,607

Other Assets – (49.4)%

$ (6,146,267)

Washington Federal, Inc.†

4,134

94,421

Net Assets – 100.0%

$12,437,922

Wilmington Trust Corp.†

3,001

93,331

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

42

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

BASIC MATERIALS FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

MeadWestvaco Corp.†

48,073

$

1,308,547

Ball Corp.†

28,180

1,294,589

ArcelorMittal†

87,928

$

7,192,510

Harmony Gold Mining Co. Ltd. —

Rio Tinto PLC — SP ADR†

15,033

6,191,191

SP ADR*†

106,050

1,255,632

Monsanto Co.†

39,403

4,393,434

FMC Corp.

22,432

1,244,752

Potash Corporation

Martin Marietta Materials, Inc.†

11,592

1,230,723

of Saskatchewan

27,700

4,299,317

Crown Holdings, Inc.*†

48,766

1,226,953

The Mosaic Co.*

39,055

4,007,043

Lubrizol Corp.

21,458

1,191,134

E.I. du Pont de Nemours and Co.

83,441

3,901,701

Commercial Metals Co.

39,022

1,169,489

Freeport-McMoRan Copper &

Airgas, Inc.

25,099

1,141,252

Gold, Inc.†

37,464

3,604,786

Randgold Resources Ltd. —

Dow Chemical Co.†

95,709

3,526,877

SP ADR

24,600

1,139,964

Alcoa, Inc.

96,251

3,470,811

Century Aluminum Co.*†

17,200

1,139,328

Southern Copper Corp.†

32,925

3,418,603

International Flavors & Fragrances,

Barrick Gold Corp.

77,731

3,377,412

Inc.†

25,125

1,106,756

Goldcorp, Inc.†

82,171

3,184,126

Pactiv Corp.*

42,026

1,101,501

Praxair, Inc.

35,864

3,020,825

Albemarle Corp.†

30,038

1,096,988

Nucor Corp.†

43,293

2,932,668

Silver Wheaton Corp.*†

70,072

1,088,218

Cemex SA de CV — SP ADR*†

107,774

2,815,057

Ashland, Inc.

22,101

1,045,377

Air Products & Chemicals, Inc.

28,696

2,640,032

Nalco Holding Co.†

49,215

1,040,897

United States Steel Corp.

19,651

2,493,122

Pan American Silver Corp.*

26,900

1,032,153

Newmont Mining Corp.†

52,033

2,357,095

Domtar Corp.*†

148,400

1,013,572

Weyerhaeuser Co.†

34,190

2,223,718

Rockwood Holdings, Inc.*†

30,396

996,077

Kinross Gold Corp.†

97,124

2,147,412

AptarGroup, Inc.†

25,090

976,754

Agnico-Eagle Mines Ltd.

29,846

2,020,873

Cytec Industries, Inc.†

17,913

964,615

Rohm & Haas Co.†

37,119

2,007,395

Bemis Co.†

37,901

963,822

Yamana Gold, Inc.†

135,139

1,975,732

Sonoco Products Co.

33,635

962,970

Owens-Illinois, Inc.*

34,625

1,953,889

Eldorado Gold Corp.*

138,138

942,101

International Paper Co.†

69,660

1,894,752

RPM International, Inc.†

44,978

941,839

Cia de Minas Buenaventura SA —

Carpenter Technology Corp.†

16,350

915,109

SP ADR†

26,800

1,835,800

Terra Industries, Inc.*†

25,000

888,250

PPG Industries, Inc.

30,298

1,833,332

Hercules, Inc.†

47,907

876,219

Ecolab, Inc.†

41,970

1,822,757

Valspar Corp.†

42,670

846,573

Agrium, Inc.†

28,693

1,782,122

Packaging Corporation of America

37,791

843,873

AK Steel Holding Corp.†

32,400

1,763,208

Scotts Miracle-Gro Co. — Class A†

25,720

833,842

Sigma-Aldrich Corp.†

29,437

1,755,917

Quanex Corp.

15,900

822,666

Steel Dynamics, Inc.

50,320

1,662,573

Coeur d’Alene Mines Corp.*†

201,400

813,656

Gold Fields Ltd. — SP ADR

117,071

1,619,092

Chemtura Corp.†

110,683

812,413

Allegheny Technologies, Inc.†

21,797

1,555,434

Silgan Holdings, Inc.†

16,238

805,892

Vulcan Materials Co.†

23,263

1,544,663

Iamgold Corp.

105,923

776,416

AngloGold Ashanti Ltd. —

Smurfit-Stone Container Corp.*†

99,167

763,586

SP ADR†

45,000

1,528,200

Cabot Corp.

27,169

760,732

Cleveland-Cliffs, Inc.

12,631

1,513,446

Titanium Metals Corp.†

49,414

743,681

Celanese Corp.

37,524

1,465,312

Silver Standard Resources, Inc.*†

24,312

737,383

Reliance Steel & Aluminum Co.†

23,310

1,395,337

OM Group, Inc.*

13,000

709,020

CF Industries Holdings, Inc.†

13,000

1,347,060

Temple-Inland, Inc.

45,928

584,204

Eastman Chemical Co.†

21,282

1,329,061

Total Common Stocks

Huntsman Corp.

56,427

1,328,856

(Cost $118,061,815)

151,597,013

Sealed Air Corp.†

52,077

1,314,944

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

43

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

BASIC MATERIALS FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENT 0.5%

Repurchase Agreement (Note 4)

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

$

793,110

$

793,110

Total Repurchase Agreement

(Cost $793,110)

793,110

SHARES

SECURITIES LENDING COLLATERAL 41.3%

Mount Vernon Securities

Lending Trust Prime Portfolio

(Note 7)

62,998,899

62,998,899

Total Securities Lending Collateral

(Cost $62,998,899)

62,998,899

Total Investments 141.3%

(Cost $181,853,824)

$215,389,022

Liabilities in Excess of

Other Assets – (41.3)%

$ (62,910,852)

Net Assets – 100.0%

$152,478,170

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

44

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

BIOTECHNOLOGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Omrix Biopharmaceuticals, Inc.*†

16,573

$

232,022

Progenics Pharmaceuticals, Inc.*†

30,376

198,355

Genentech, Inc.*†

87,444

$

7,098,704

Vanda Pharmaceuticals, Inc.*†

48,400

187,308

Gilead Sciences, Inc.*†

99,820

5,143,725

Keryx Biopharmaceuticals, Inc.*

52,339

31,403

Celgene Corp.*†

74,437

4,562,244

Total Common Stocks

Amgen, Inc.*†

107,753

4,501,920

(Cost $30,300,428)

57,612,749

Biogen Idec, Inc.*

50,039

3,086,906

FACE

Genzyme Corp.*

41,356

3,082,676

AMOUNT

Millennium Pharmaceuticals, Inc.*†

102,268

1,581,063

Cephalon, Inc.*†

21,739

1,399,992

REPURCHASE AGREEMENT 0.9%

ImClone Systems, Inc.*†

32,433

1,375,808

Repurchase Agreement (Note 4)

Vertex Pharmaceuticals, Inc.*†

54,283

1,296,821

Lehman Brothers Holdings, Inc.

Amylin Pharmaceuticals, Inc.*†

44,064

1,287,109

issued 03/31/08 at 1.15%

BioMarin Pharmaceuticals, Inc.*†

35,850

1,268,015

due 04/01/08

$

550,226

550,226

Alexion Pharmaceuticals, Inc.*†

16,915

1,003,060

Total Repurchase Agreement

OSI Pharmaceuticals, Inc.*†

26,554

992,854

(Cost $550,226)

550,226

United Therapeutics Corp.*†

10,835

939,395

Myriad Genetics, Inc.*†

21,730

875,502

SHARES

LifeCell Corp.*†

20,500

861,615

SECURITIES LENDING COLLATERAL 46.1%

Applera Corp. - Celera Group*†

51,325

754,478

Mount Vernon Securities

Cepheid, Inc.*†

30,200

736,578

Lending Trust Prime Portfolio

Isis Pharmaceuticals, Inc.*†

51,457

726,058

(Note 7)

26,692,731

26,692,731

Savient Pharmaceuticals, Inc.*†

35,723

714,460

Total Securities Lending Collateral

Medarex, Inc.*†

79,344

702,194

(Cost $26,692,731)

26,692,731

Alkermes, Inc.*†

59,072

701,775

Regeneron Pharmaceuticals, Inc.*†

36,560

701,586

Total Investments 146.5%

Onyx Pharmaceuticals, Inc.*†

23,500

682,205

(Cost $57,543,385)

$ 84,855,706

Martek Biosciences Corp.*†

22,300

681,711

Liabilities in Excess of

Cubist Pharmaceuticals, Inc.*

36,720

676,382

Other Assets – (46.5)%

$(26,947,992)

Incyte Corp.*†

61,757

649,066

Net Assets – 100.0%

$ 57,907,714

PDL BioPharma, Inc.*†

60,835

644,243

Alnylam Pharmaceuticals, Inc.*†

25,452

621,029

Seattle Genetics, Inc.*†

58,420

531,622

Zymogenetics, Inc.*†

52,663

516,097

MannKind Corp.*†

81,387

485,880

InterMune, Inc.*†

32,454

473,179

Human Genome Sciences, Inc.*†

77,435

456,092

Enzon Pharmaceuticals, Inc.*†

49,518

456,061

Arena Pharmaceuticals, Inc.*†

66,349

453,827

Acorda Therapeutics, Inc.*†

25,248

453,202

Genomic Health, Inc.*†

23,427

442,536

Geron Corp.*†

87,000

424,560

CV Therapeutics, Inc.*

57,126

407,308

Array Biopharma, Inc.*†

57,459

402,788

XOMA Ltd.*†

149,894

388,226

Dendreon Corp.*†

79,770

384,491

Indevus Pharmaceuticals, Inc.*†

79,400

378,738

Acadia Pharmaceuticals, Inc.*†

39,500

357,870

Neurocrine Biosciences, Inc.*†

61,600

332,640

Metabolix, Inc.*†

24,600

269,370

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

45

SCHEDULE OF INVESTMENTS

March 31, 2008

CONSUMER PRODUCTS FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.6%

Hansen Natural Corp.*†

4,729

$

166,934

PepsiAmericas, Inc.†

6,460

164,924

Procter & Gamble Co.

21,375

$

1,497,746

Total Common Stocks

Coca-Cola Co.

19,305

1,175,095

(Cost $14,726,894)

19,613,136

PepsiCo, Inc.

14,852

1,072,314

FACE

Philip Morris International, Inc.*

15,569

787,480

AMOUNT

Unilever NV†

23,300

785,909

Diageo PLC — SP ADR

9,180

746,518

REPURCHASE AGREEMENT 0.7%

Kraft Foods, Inc. — Class A

22,607

701,043

Repurchase Agreement (Note 4)

Colgate-Palmolive Co.

8,152

635,122

Lehman Brothers Holdings, Inc.

Anheuser-Busch Cos., Inc.

12,156

576,802

issued 03/31/08 at 1.15%

Kimberly-Clark Corp.

8,040

518,982

due 04/01/08

$

132,467

132,467

Archer-Daniels-Midland Co.

12,105

498,242

Total Repurchase Agreement

Cadbury Schweppes PLC —

(Cost $132,467)

132,467

SP ADR

11,006

486,685

Kellogg Co.†

9,019

474,039

SHARES

General Mills, Inc.

7,910

473,651

SECURITIES LENDING COLLATERAL 20.9%

Sysco Corp.

14,973

434,516

Mount Vernon Securities

Avon Products, Inc.

10,921

431,816

Lending Trust Prime Portfolio

Kroger Co.†

16,477

418,516

(Note 7)

4,129,360

4,129,360

Reynolds American, Inc.†

6,760

399,043

Total Securities Lending Collateral

H.J. Heinz Co.†

8,475

398,071

(Cost $4,129,360)

4,129,360

WM Wrigley Jr Co.†

6,183

388,540

Campbell Soup Co.†

10,940

371,413

Total Investments 121.2%

Altria Group, Inc.

16,589

368,276

(Cost $18,988,721)

$ 23,874,963

ConAgra Foods, Inc.

14,843

355,490

Liabilities in Excess of

Safeway Inc.†

11,837

347,416

Other Assets – (21.2)%

$  (4,182,997)

Coca-Cola Enterprises, Inc.†

13,928

337,058

Net Assets – 100.0%

$ 19,691,966

Sara Lee Corp.†

22,319

312,020

UST, Inc.†

5,346

291,464

Molson Coors Brewing Co. —

Class B†

5,525

290,449

Clorox Co.

4,810

272,438

Bunge Ltd.†

3,120

271,066

SUPERVALU, INC.

8,894

266,642

Loews Corp. - Carolina Group

3,604

261,470

Hershey Co.†

6,856

258,266

Pepsi Bottling Group, Inc.†

7,508

254,596

Estee Lauder Cos., Inc. —

Class A†

5,532

253,642

Hormel Foods Corp.

5,930

247,044

Tyson Foods, Inc. — Class A

14,529

231,738

Energizer Holdings, Inc.*

2,375

214,890

McCormick & Co., Inc.

5,695

210,544

Whole Foods Market, Inc.†

6,289

207,348

Brown-Forman Corp. — Class B†

3,123

206,805

Church & Dwight Co., Inc.†

3,512

190,491

Smithfield Foods, Inc.*†

7,353

189,413

Constellation Brands, Inc. —

Class A*

9,687

171,169

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

46

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

ELECTRONICS FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Diodes, Inc.*†

4,129

$

90,673

Formfactor, Inc.*†

4,410

84,231

Intel Corp.

51,544

$

1,091,702

Cymer, Inc.*†

3,083

80,281

Taiwan Semiconductor Manufacturing

Tessera Technologies, Inc.*†

3,712

77,210

Co. Ltd. — SP ADR

77,928

800,321

RF Micro Devices, Inc.*

28,767

76,520

Texas Instruments, Inc.†

22,027

622,703

Cavium Networks, Inc.*†

4,250

69,700

Applied Materials, Inc.

28,994

565,673

Sigma Designs, Inc.*†

2,720

61,662

MEMC Electronic Materials, Inc.*

5,845

414,411

SiRF Technology Holdings, Inc.*†

5,970

30,387

Analog Devices, Inc.†

10,870

320,882

Total Common Stocks

ASML Holding NV*†

12,705

315,211

(Cost $8,112,079)

11,394,865

Xilinx, Inc.†

12,652

300,485

FACE

STMicroelectronics NV — SP ADR

27,630

294,536

AMOUNT

Nvidia Corp.*

14,635

289,627

Microchip Technology, Inc.†

8,745

286,224

REPURCHASE AGREEMENT 0.6%

Linear Technology Corp.†

9,108

279,525

Repurchase Agreement (Note 4)

Broadcom Corp. — Class A*†

14,471

278,856

Lehman Brothers Holdings, Inc.

Altera Corp.†

14,368

264,802

issued 03/31/08 at 1.15%

Marvell Technology Group Ltd.*†

23,875

259,760

due 04/01/08

$

72,384

72,384

KLA-Tencor Corp.

6,734

249,831

Total Repurchase Agreement

Lam Research Corp.*

5,795

221,485

(Cost $72,384)

72,384

Micron Technology, Inc.*†

36,923

220,430

LSI Logic Corp.*†

43,310

214,385

SHARES

National Semiconductor Corp.†

11,637

213,190

SECURITIES LENDING COLLATERAL 29.0%

Intersil Corp. — Class A

7,858

201,715

Mount Vernon Securities

Infineon Technologies AG —

Lending Trust Prime Portfolio

SP ADR*

27,972

196,363

(Note 7)

3,312,840

3,312,840

Advanced Micro Devices, Inc.*†

31,933

188,085

Total Securities Lending Collateral

Rambus, Inc.*†

7,980

186,014

(Cost $3,312,840)

3,312,840

Cypress Semiconductor Corp.*†

7,666

180,994

Amkor Technology, Inc.*†

16,579

177,395

Total Investments 129.1%

Teradyne, Inc.*

14,075

174,812

(Cost $11,497,303)

$14,780,089

Cree, Inc.*†

5,996

167,648

Liabilities in Excess of

Novellus Systems, Inc.*†

7,173

150,992

Other Assets – (29.1)%

$ (3,331,846)

Microsemi Corp.*†

6,248

142,454

Net Assets – 100.0%

$11,448,243

Silicon Laboratories, Inc.*†

4,487

141,520

Varian Semiconductor Equipment

Associates, Inc.*†

4,983

140,271

Integrated Device Technology,

Inc.*

15,030

134,218

Atmel Corp.*†

36,845

128,221

MKS Instruments, Inc.*†

5,947

127,266

Fairchild Semiconductor

International, Inc.*

10,320

123,014

ON Semiconductor Corp.*†

20,565

116,809

PMC - Sierra, Inc.*†

20,313

115,784

International Rectifier Corp.*†

5,365

115,348

Skyworks Solutions, Inc.*†

15,100

109,928

Hittite Microwave Corp.*†

2,750

102,905

ATMI, Inc.*†

3,570

99,353

Atheros Communications, Inc.*

4,753

99,053

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

47

SCHEDULE OF INVESTMENTS

March 31, 2008

ENERGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.8%

ENSCO International, Inc.†

17,748

$

1,111,380

BJ Services Co.†

38,336

1,092,959

Exxon Mobil Corp.

84,291

$

7,129,333

Cameco Corp.†

32,500

1,070,550

BP PLC — SP ADR†

76,948

4,666,896

Cameron International Corp.*†

23,020

958,553

Chevron Corp.

52,632

4,492,668

FMC Technologies, Inc.*†

16,104

916,157

ConocoPhillips

47,899

3,650,383

Quicksilver Resources, Inc.*†

24,780

905,213

Royal Dutch Shell PLC — SP ADR

50,864

3,508,599

Denbury Resources, Inc.*†

31,552

900,810

Schlumberger Ltd.

39,425

3,429,975

Arch Coal, Inc.†

20,410

887,835

Occidental Petroleum Corp.

36,520

2,672,168

Newfield Exploration Co.*†

16,796

887,669

Devon Energy Corp.

24,297

2,534,906

Continental Resources, Inc.*†

27,300

870,597

Apache Corp.

19,225

2,322,764

Pioneer Natural Resources Co.†

17,710

869,915

Transocean, Inc.*†

16,582

2,241,886

Plains Exploration & Production

EOG Resources, Inc.†

17,665

2,119,800

Co.*

15,939

846,998

Halliburton Co.†

53,741

2,113,634

Pride International, Inc.*†

24,002

838,870

Tenaris SA — SP ADR†

42,050

2,096,192

Cabot Oil & Gas Corp.†

16,319

829,658

Canadian Natural Resources Ltd.†

30,050

2,051,213

Helmerich & Payne, Inc.

17,504

820,412

XTO Energy, Inc.

32,144

1,988,428

Cimarex Energy Co.†

14,942

817,925

Anadarko Petroleum Corp.

29,591

1,865,121

Grant Prideco, Inc.*

16,555

814,837

Marathon Oil Corp.

39,680

1,809,408

Sunoco, Inc.†

15,216

798,384

Hess Corp.†

20,247

1,785,380

Patterson-UTI Energy, Inc.†

29,910

783,044

Chesapeake Energy Corp.†

38,663

1,784,297

Rowan Cos., Inc.†

18,754

772,290

Weatherford International Ltd.*

24,115

1,747,614

CNX Gas Corp.*

23,238

750,123

Valero Energy Corp.

34,062

1,672,785

Forest Oil Corp.*†

14,600

714,816

Baker Hughes, Inc.†

21,907

1,500,629

PetroHawk Energy Corp.*†

33,450

674,686

Williams Cos., Inc.

44,859

1,479,450

Frontline Ltd.†

14,600

671,892

National-Oilwell Varco, Inc.*†

24,545

1,432,937

Exterran Holdings, Inc.*†

10,005

645,723

Talisman Energy, Inc.†

80,900

1,431,930

Tesoro Corp.†

20,676

620,280

Murphy Oil Corp.†

16,913

1,389,234

Tidewater, Inc.†

10,896

600,479

Diamond Offshore Drilling, Inc.†

11,441

1,331,732

Oceaneering International, Inc.*

9,525

600,075

Nexen, Inc.†

44,520

1,318,237

Massey Energy Co.†

16,400

598,600

Southwestern Energy Co.*

37,284

1,256,098

Superior Energy Services*†

14,753

584,514

Noble Corp.†

24,826

1,233,107

Teekay Shipping Corp.†

13,650

579,716

Spectra Energy Corp.

53,610

1,219,627

Atwood Oceanics, Inc.*†

6,300

577,836

Ultra Petroleum Corp.*†

15,700

1,216,750

W&T Offshore, Inc.†

16,500

562,815

Smith International, Inc.

18,883

1,212,855

Helix Energy Solutions Group,

Consol Energy, Inc.†

17,502

1,210,963

Inc.*

16,292

513,198

Peabody Energy Corp.†

23,320

1,189,320

Frontier Oil Corp.†

18,671

508,971

Nabors Industries Ltd.*†

34,544

1,166,551

Dresser-Rand Group, Inc.*

16,432

505,284

Range Resources Corp.†

18,219

1,155,996

Total Common Stocks

Noble Energy, Inc.

15,766

1,147,765

(Cost $59,907,672)

108,214,976

El Paso Corp.

68,226

1,135,281

48

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

ENERGY FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENT 0.8%

Repurchase Agreement (Note 4)

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15%

due 04/01/08

$

895,219

$

895,219

Total Repurchase Agreement

(Cost $895,219)

895,219

SHARES

SECURITIES LENDING COLLATERAL 28.1%

Mount Vernon Securities

Lending Trust Prime Portfolio

(Note 7)

30,460,096

30,460,096

Total Securities Lending Collateral

(Cost $30,460,096)

30,460,096

Total Investments 128.7%

(Cost $91,262,987)

$139,570,291

Liabilities in Excess of

Other Assets – (28.7)%

$ (31,165,968)

Net Assets – 100.0%

$108,404,323

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

49

SCHEDULE OF INVESTMENTS

March 31, 2008

ENERGY SERVICES FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.5%

REPURCHASE AGREEMENT 0.7%

Repurchase Agreement (Note 4)

Schlumberger Ltd.

153,984

$

13,396,608

Lehman Brothers Holdings, Inc.

Transocean, Inc.*†

64,700

8,747,440

issued 03/31/08 at 1.15%

Halliburton Co.†

209,603

8,243,686

due 04/01/08

$

936,271

$

936,271

Tenaris SA — SP ADR†

164,070

8,178,889

Total Repurchase Agreement

Weatherford International Ltd.*

94,197

6,826,457

(Cost $936,271)

936,271

Baker Hughes, Inc.†

85,563

5,861,065

National-Oilwell Varco, Inc.*†

96,009

5,605,005

SHARES

Diamond Offshore Drilling, Inc.†

44,761

5,210,180

Noble Corp.†

97,013

4,818,636

SECURITIES LENDING COLLATERAL 36.6%

Smith International, Inc.

73,818

4,741,330

Mount Vernon Securities

Nabors Industries Ltd.*

134,819

4,552,838

Lending Trust Prime Portfolio

ENSCO International, Inc.†

69,244

4,336,059

(Note 7)

51,062,905

51,062,905

BJ Services Co.†

149,491

4,261,988

Total Securities Lending Collateral

Cameron International Corp.*†

89,744

3,736,940

(Cost $51,062,905)

51,062,905

FMC Technologies, Inc.*†

62,932

3,580,201

Total Investments 136.8%

Pride International, Inc.*†

93,568

3,270,202

(Cost $118,884,107)

$ 190,702,145

Helmerich & Payne, Inc.

68,470

3,209,189

Liabilities in Excess of

Grant Prideco, Inc.*

64,591

3,179,169

Other Assets – (36.8)%

$ (51,316,910)

Patterson-UTI Energy, Inc.†

116,651

3,053,923

Net Assets – 100.0%

$139,385,235

Rowan Cos., Inc.†

73,132

3,011,576

Exterran Holdings, Inc.*†

38,381

2,477,110

Oceaneering International, Inc.*

37,253

2,346,939

Tidewater, Inc.†

42,528

2,343,718

Unit Corp.*†

41,246

2,336,586

Superior Energy Services*†

57,334

2,271,573

Atwood Oceanics, Inc.*†

24,747

2,269,795

Oil States International, Inc.*†

49,165

2,203,084

W-H Energy Services, Inc.*†

31,777

2,187,846

Hercules Offshore*†

79,930

2,007,842

Helix Energy Solutions Group,

Inc.*

63,512

2,000,628

Dresser-Rand Group, Inc.*

62,831

1,932,053

SEACOR Holdings, Inc.*†

20,977

1,790,597

Dril-Quip, Inc.*†

35,561

1,652,520

Global Industries Ltd.*†

98,865

1,590,738

Bristow Group, Inc.*

27,400

1,470,559

Total Common Stocks

(Cost $66,884,931)

138,702,969

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

50

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

FINANCIAL SERVICES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.9%

NYSE Euronext

1,127

$

69,547

Principal Financial Group, Inc.†

1,247

69,483

HSBC Holdings PLC — SP ADR†

3,429

$

282,207

Marsh & McLennan Cos., Inc.†

2,793

68,010

Bank of America Corp.†

6,730

255,134

Ameriprise Financial, Inc.

1,296

67,198

JPMorgan Chase & Co.

5,756

247,220

Boston Properties, Inc.†

724

66,659

ABN AMRO Holding NV —

Hudson City Bancorp, Inc.

3,714

65,664

SP ADR†

3,653

218,815

General Growth Properties, Inc.†

1,720

65,652

Wells Fargo & Co.†

7,030

204,573

Aon Corp.

1,600

64,320

Citigroup, Inc.

8,455

181,106

Leucadia National Corp.

1,396

63,127

American International Group, Inc.

4,114

177,930

Fifth Third Bancorp†

2,995

62,655

U.S. Bancorp†

4,685

151,607

M&T Bank Corp.†

772

62,131

Barclays PLC — SP ADR†

4,172

151,026

Discover Financial Services†

3,741

61,240

Goldman Sachs Group, Inc.†

893

147,693

Invesco Ltd.†

2,506

61,046

Credit Suisse Group — SP ADR†

2,814

143,176

Progressive Corp.

3,762

60,455

American Express Co.

3,251

142,134

Genworth Financial, Inc. — Class A

2,653

60,064

Morgan Stanley†

2,940

134,358

Toronto-Dominion Bank

953

58,471

MetLife, Inc.†

2,184

131,608

AvalonBay Communities, Inc.

602

58,105

Bank of New York Mellon Corp.

3,124

130,365

Moody’s Corp.†

1,668

58,096

Wachovia Corp.†

4,696

126,792

KeyCorp

2,645

58,058

UBS AG — SP ADR†

4,295

123,696

TD Ameritrade Holding Corp.*

3,452

56,993

AFLAC, Inc.†

1,719

111,649

Brookfield Properties Corp.

2,941

56,791

Prudential Financial, Inc.

1,398

109,393

Host Hotels & Resorts, Inc.†

3,542

56,389

State Street Corp.†

1,367

107,993

HCP, Inc.

1,648

55,719

Travelers Cos, Inc.

2,236

106,993

Unum Group†

2,524

55,553

Merrill Lynch & Co., Inc.†

2,504

102,013

UnionBanCal Corp.

1,105

54,233

Allstate Corp.

2,075

99,725

IntercontinentalExchange, Inc.*†

409

53,375

PNC Financial Services Group,

American Capital Strategies Ltd.†

1,529

52,231

Inc.†

1,502

98,486

Plum Creek Timber Co., Inc. (REIT)

1,275

51,893

Capital One Financial Corp.†

1,968

96,865

New York Community Bancorp,

Simon Property Group, Inc.†

1,040

96,626

Inc.†

2,834

51,635

Blackrock, Inc.†

470

95,965

Nymex Holdings, Inc.

565

51,206

Franklin Resources, Inc.†

979

94,953

Washington Mutual, Inc.†

4,952

51,006

Hartford Financial Services Group,

Ventas, Inc.†

1,120

50,299

Inc.

1,216

92,136

Developers Diversified Realty

BB&T Corp.†

2,793

89,544

Corp.†

1,201

50,298

CME Group Inc.†

186

87,253

Cincinnati Financial Corp.

1,317

50,099

Public Storage, Inc.†

962

85,252

Assurant, Inc.

820

49,905

Fannie Mae†

3,224

84,856

People’s United Financial, Inc.†

2,875

49,766

Charles Schwab Corp.

4,460

83,982

CB Richard Ellis Group, Inc. —

Loews Corp.

2,079

83,617

Class A*

2,271

49,144

Chubb Corp.

1,685

83,374

SLM Corp.*†

3,193

49,013

SunTrust Banks, Inc.†

1,504

82,931

Marshall & Ilsley Corp.†

2,091

48,511

ACE Ltd.

1,452

79,947

Macerich Co.†

681

47,854

ProLogis

1,343

79,049

Legg Mason, Inc.

851

47,639

Equity Residential†

1,792

74,350

AMB Property Corp.†

870

47,345

Northern Trust Corp.†

1,103

73,316

CNA Financial Corp.

1,824

47,041

Vornado Realty Trust†

845

72,847

Federal Realty Investment Trust†

589

45,913

Lehman Brothers Holdings, Inc.†

1,917

72,156

Torchmark Corp.

760

45,684

Freddie Mac

2,849

72,137

Regency Centers Corp.†

701

45,397

Brookfield Asset Management,

Fidelity National Financial, Inc. —

Inc. — Class A

2,686

72,065

Class A†

2,472

45,312

Regions Financial Corp.†

3,639

71,870

Zions Bancorporation

982

44,730

T. Rowe Price Group, Inc.†

1,433

71,650

Everest Re Group Ltd.

495

44,317

Lincoln National Corp.†

1,375

71,500

Annaly Capital Management,

KIMCO Realty Corp.†

1,792

70,193

Inc.†

2,885

44,198

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

51

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

FINANCIAL SERVICES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Markel Corp.*

100

$

43,997

Old Republic International Corp.†

2,519

$

32,520

White Mountains Insurance Group

Waddell & Reed Financial, Inc. —

Ltd.

90

43,200

Class A

1,010

32,451

SL Green Realty Corp.†

529

43,098

American Financial Group, Inc.†

1,250

31,950

Arch Capital Group Ltd.*†

620

42,575

Affiliated Managers Group, Inc.*†

350

31,759

Comerica, Inc.†

1,206

42,306

Allied Capital Corp.†

1,717

31,644

W.R. Berkley Corp.

1,516

41,978

Odyssey Re Holdings Corp.

860

31,605

Axis Capital Holdings Ltd.†

1,222

41,524

Alleghany Corp.*†

91

31,063

Willis Group Holdings Ltd.

1,233

41,441

Mercury General Corp.†

672

29,776

TFS Financial Corp†

3,442

41,407

Raymond James Financial, Inc.†

1,284

29,506

SEI Investments Co.

1,655

40,862

Endurance Specialty Holdings Ltd.

793

29,024

National City Corp.†

4,095

40,745

Aspen Insurance Holdings Ltd.†

1,090

28,754

Transatlantic Holdings, Inc.†

610

40,474

HCC Insurance Holdings, Inc.

1,261

28,612

Popular, Inc.†

3,440

40,110

City National Corp.

573

28,341

Sovereign Bancorp, Inc.†

4,260

39,703

Philadelphia Consolidated Holding

PartnerRe Ltd.†

520

39,676

Corp.*

879

28,304

UDR, Inc.†

1,617

39,649

Allied World Assurance Company

Health Care REIT, Inc.†

878

39,624

Holdings Ltd†

700

27,790

BOK Financial Corp.

748

39,068

Brown & Brown, Inc.†

1,574

27,356

Nasdaq Stock Market, Inc.*†

1,003

38,776

Unitrin, Inc.

759

26,823

Associated Banc-Corp.†

1,438

38,294

CapitalSource, Inc.†

2,302

22,260

Apartment Investment &

CIT Group, Inc.†

1,849

21,911

Management Co. — Class A

1,066

38,173

GFI Group, Inc.

370

21,201

Federated Investors, Inc. —

iStar Financial, Inc.†

1,501

21,059

Class B

972

38,064

MF Global Ltd.*†

1,250

12,388

Synovus Financial Corp.†

3,406

37,670

Bear Stearns Cos., Inc.†

756

7,930

Rayonier, Inc.†

863

37,489

Total Common Stocks

Duke Realty Corp.†

1,629

37,157

(Cost $9,628,569)

10,801,861
Hospitality Properties Trust†

1,090

37,082

Cullen/Frost Bankers, Inc.†

699

37,075

FACE

AMOUNT

Weingarten Realty Investors†

1,075

37,023

Safeco Corp.†

842

36,947

REPURCHASE AGREEMENT 0.0%

Janus Capital Group, Inc.†

1,580

36,767

Repurchase Agreement (Note 4)

Huntington Bancshares, Inc.†

3,415

36,711

Lehman Brothers Holdings, Inc.

Reinsurance Group of America,

issued 03/31/08 at 1.15%

Inc.†

670

36,475

due 04/01/08

$

2,386

2,386

Liberty Property Trust

1,172

36,461

Total Repurchase Agreement

First American Corp.†

1,065

36,146

(Cost $2,386)

2,386

RenaissanceRe Holdings Ltd.†

690

35,818

Nationwide Health Properties,

SHARES

Inc.†

1,059

35,741

SECURITIES LENDING COLLATERAL 50.7%

Commerce Bancshares, Inc.

826

34,717

Mount Vernon Securities

Taubman Centers, Inc.†

664

34,594

Lending Trust Prime Portfolio

XL Capital Ltd.†

1,166

34,455

(Note 7)

5,474,057

5,474,057

Countrywide Financial Corp.†

6,204

34,122

Total Securities Lending Collateral

Eaton Vance Corp.†

1,106

33,744

(Cost $5,474,057)

5,474,057

Forest City Enterprises, Inc. —

Class A

915

33,672

Total Investments 150.6%

Alexandria Real Estate Equities,

(Cost $15,105,012)

$16,278,304

Inc.†

360

33,379

Liabilities in Excess of

Erie Indemnity Co. — Class A

650

33,274

Other Assets – (50.6)%

$ (5,467,708)

Protective Life Corp.

813

32,975

Net Assets – 100.0%

$10,810,596

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

52

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

HEALTH CARE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Hospira, Inc.*†

7,879

$

336,985

AmerisourceBergen Corp.†

7,774

318,579

Johnson & Johnson, Inc.

26,397

$ 1,712,373

Hologic, Inc.*

5,469

304,076

Pfizer, Inc.

69,108

1,446,430

Patterson Cos., Inc.*†

8,316

301,871

Novartis AG — SP ADR†

26,150

1,339,664

Applera Corp. - Applied Biosystems

Genentech, Inc.*†

15,796

1,282,319

Group†

9,142

300,406

GlaxoSmithKline PLC — SP ADR

29,479

1,250,794

Varian Medical Systems, Inc.*†

6,176

289,284

Sanofi-Aventis — SP ADR

30,900

1,159,986

DENTSPLY International, Inc.

7,432

286,875

Abbott Laboratories

20,674

1,140,171

Millennium Pharmaceuticals, Inc.*†

18,470

285,546

Medtronic, Inc.†

19,633

949,648

Warner Chilcott Ltd.*†

15,570

280,260

Merck & Co., Inc.

24,847

942,944

Henry Schein, Inc.*†

4,810

276,094

Eli Lilly & Co.

18,179

937,855

Covance, Inc.*†

3,290

272,971

Gilead Sciences, Inc.*†

18,030

929,086

Illumina, Inc.*†

3,550

269,445

Wyeth

21,916

915,212

Barr Pharmaceuticals, Inc.*

5,563

268,749

AstraZeneca PLC — SP ADR†

23,340

886,687

Pharmaceutical Product

Amgen, Inc.*†

19,463

813,164

Development, Inc.

6,288

263,467

Alcon, Inc. — SP ADR†

5,680

807,980

Coventry Health Care, Inc.*†

6,421

259,087

Teva Pharmaceutical Industries

DaVita, Inc.*†

5,422

258,955

Ltd. — SP ADR†

16,850

778,301

IMS Health, Inc.

12,081

253,822

Bristol-Myers Squibb Co.

35,366

753,296

Humana, Inc.*†

5,587

250,633

Baxter International, Inc.

12,838

742,293

Cephalon, Inc.*†

3,856

248,326

UnitedHealth Group, Inc.

19,694

676,686

Waters Corp.*†

4,452

247,976

Celgene Corp.*†

10,916

669,042

ImClone Systems, Inc.*†

5,750

243,915

Thermo Fisher Scientific, Inc.*

11,245

639,166

Invitrogen Corp.*†

2,820

241,025

Stryker Corp.

9,755

634,563

Beckman Coulter, Inc.†

3,704

239,093

Covidien Ltd.

13,560

600,030

Millipore Corp.*†

3,515

236,946

Boston Scientific Corp.*

46,221

594,864

Charles River Laboratories

Zimmer Holdings, Inc.*

7,561

588,699

International, Inc.*†

3,992

235,288

Medco Health Solutions, Inc.*†

13,178

577,065

Amylin Pharmaceuticals, Inc.*†

7,956

232,395

Becton, Dickinson & Co.

6,530

560,601

BioMarin Pharmaceuticals, Inc.*†

6,370

225,307

Biogen Idec, Inc.*†

9,031

557,122

Kinetic Concepts, Inc.*†

4,800

221,904

Genzyme Corp.*†

7,350

547,869

Endo Pharmaceuticals Holdings,

Cardinal Health, Inc.†

9,971

523,577

Inc.*†

9,170

219,530

Aetna, Inc.†

12,113

509,836

Mylan Laboratories, Inc.†

18,315

212,454

Intuitive Surgical, Inc.*†

1,560

505,986

ResMed, Inc.*†

5,020

211,744

St. Jude Medical, Inc.*

11,698

505,237

Idexx Laboratories, Inc.*

3,980

196,055

Express Scripts, Inc.*

7,638

491,276

Cerner Corp.*†

4,915

183,231

Allergan, Inc.

8,700

490,593

Health Net, Inc.*

5,811

178,979

Schering-Plough Corp.

33,520

483,023

Inverness Medical Innovations,

WellPoint, Inc.*†

10,608

468,131

Inc.*†

4,480

134,848

Forest Laboratories, Inc.*

11,662

466,597

Total Common Stocks

McKesson Corp.†

8,527

446,559

(Cost $33,915,478)

41,359,401

C.R. Bard, Inc.†

4,105

395,722

Shire PLC — SP ADR†

6,760

391,810

CIGNA Corp.

9,205

373,447

Elan Corp. PLC — SP ADR*†

17,800

371,308

Laboratory Corporation of America

Holdings*

4,916

362,211

Quest Diagnostics, Inc.†

7,821

354,057

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

53

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

HEALTH CARE FUND

MARKET

VALUE

SHARES

(NOTE 1)

SECURITIES LENDING COLLATERAL 26.9%

Mount Vernon Securities

Lending Trust Prime Portfolio

(Note 7)

11,176,713

$11,176,713

Total Securities Lending Collateral

(Cost $11,176,713)

11,176,713

Total Investments 126.4%

(Cost $45,092,191)

$ 52,536,114

Liabilities in Excess of

Other Assets – (26.4)%

$(10,968,554)

Net Assets – 100.0%

$ 41,567,560

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

54

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

INTERNET FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.6%

REPURCHASE AGREEMENT 2.3%

Repurchase Agreement (Note 4)

Cisco Systems, Inc.*

30,677

$

739,009

Lehman Brothers Holdings, Inc.

Research In Motion Ltd.*†

4,968

557,559

issued 03/31/08 at 1.15%

Google, Inc. — Class A*†

1,213

534,290

due 04/01/08

$

174,694

$

174,694

Qualcomm, Inc.

12,672

519,552

Total Repurchase Agreement

Yahoo!, Inc.*†

14,856

429,784

(Cost $174,694)

174,694

Time Warner, Inc.

30,107

422,100

eBay, Inc.*

13,475

402,094

SHARES

Amazon.com, Inc.*†

4,829

344,308

Symantec Corp.*†

15,921

264,607

SECURITIES LENDING COLLATERAL 28.7%

Sun Microsystems, Inc.*†

15,778

245,032

Mount Vernon Securities

Juniper Networks, Inc.*†

9,232

230,800

Lending Trust Prime Portfolio

BEA Systems, Inc.*

10,821

207,222

(Note 7)

2,141,198

2,141,198

Intuit, Inc.*

6,997

188,989

Total Securities Lending Collateral

Broadcom Corp. — Class A*†

9,565

184,318

(Cost $2,141,198)

2,141,198

VeriSign, Inc.*

5,379

178,798

Total Investments 130.6%

Qwest Communications

(Cost $7,643,339)

$ 9,735,648

International, Inc.†

38,696

175,293

Liabilities in Excess of

Priceline.com, Inc.*†

1,295

156,514

Other Assets – (30.6)%

$(2,283,568)

McAfee, Inc.*†

4,684

154,994

Net Assets – 100.0%

$ 7,452,080

Check Point Software

Technologies Ltd.*†

6,836

153,126

Expedia, Inc.*†

6,777

148,349

Akamai Technologies, Inc.*†

5,267

148,319

IAC/ InterActiveCorp*†

6,978

144,863

Baidu.com - SP ADR*†

577

138,266

Red Hat, Inc.*

6,737

123,893

Ciena Corp.*†

3,782

116,599

Monster Worldwide, Inc.*

4,472

108,267

Equinix, Inc.*†

1,395

92,754

ValueClick, Inc.*†

4,642

80,074

Foundry Networks, Inc.*†

6,848

79,300

HLTH Corp.*†

8,193

78,161

Mercadolibre, Inc.*†

1,824

72,522

Total Common Stocks

(Cost $5,327,447)

7,419,756

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

55

SCHEDULE OF INVESTMENTS

March 31, 2008

LEISURE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.6%

Orient-Express Hotels Ltd. —

Class A

1,197

$

51,663

McDonald’s Corp.

6,123

$

341,481

Polaris Industries, Inc.†

1,242

50,934

Walt Disney Co.†

10,388

325,975

Sonic Corp.*†

2,282

50,295

Time Warner, Inc.

19,792

277,484

Brunswick Corp.†

3,144

50,210

News Corp. — Class A†

13,804

258,825

Scientific Games Corp. —

Carnival Corp.

5,221

211,346

Class A*†

2,369

50,010

Las Vegas Sands Corp.*†

2,768

203,835

Bally Technologies, Inc.*†

1,406

48,282

Viacom, Inc. — Class B*†

5,040

199,685

Boyd Gaming Corp.†

2,368

47,360

Yum! Brands, Inc.†

5,000

186,050

International Speedway Corp. —

MGM MIRAGE*†

2,769

162,734

Class A

1,143

47,092

Electronic Arts, Inc.*†

3,233

161,391

THQ, Inc.*†

2,130

46,434

Starwood Hotels & Resorts

Gaylord Entertainment Co.*†

1,532

46,404

Worldwide, Inc.

2,973

153,853

Life Time Fitness, Inc.*†

1,289

40,230

Marriott International, Inc. —

Ameristar Casinos, Inc.†

2,153

39,292

Class A†

4,440

152,558

Total Common Stocks

International Game Technology,

(Cost $3,902,040)

5,507,725

Inc.†

3,679

147,933

FACE

Starbucks Corp.*

8,132

142,310

AMOUNT

Wynn Resorts Ltd.†

1,414

142,305

Mattel, Inc.†

6,127

121,927

REPURCHASE AGREEMENT 0.7%

Activision, Inc.*†

4,323

118,061

Repurchase Agreement (Note 4)

Royal Caribbean Cruises Ltd.†

3,424

112,650

Lehman Brothers Holdings, Inc.

Darden Restaurants, Inc.

3,376

109,889

issued 03/31/08 at 1.15%

Tim Hortons, Inc.†

3,026

103,035

due 04/01/08

$

37,993

37,993

Burger King Holdings, Inc.

3,480

96,257

Total Repurchase Agreement

Hasbro, Inc.†

3,394

94,693

(Cost $37,993)

37,993

Eastman Kodak Co.

5,215

92,149

CTC Media, Inc.*

2,896

80,364

SHARES

Wyndham Worldwide Corp.

3,788

78,336

SECURITIES LENDING COLLATERAL 37.8%

Penn National Gaming, Inc.*

1,717

75,084

Mount Vernon Securities

Take-Two Interactive Software,

Lending Trust Prime Portfolio

Inc.*

2,857

72,911

(Note 7)

2,091,224

2,091,224

Regal Entertainment Group —

Total Securities Lending Collateral

Class A†

3,598

69,405

(Cost $2,091,224)

2,091,224

DreamWorks Animation SKG,

Inc. — Class A*

2,557

65,919

Total Investments 138.1%

Choice Hotels International, Inc.†

1,886

64,331

(Cost $6,031,257)

$ 7,636,942

Marvel Entertainment, Inc.*†

2,357

63,144

Liabilities in Excess of

Brinker International, Inc.†

3,386

62,810

Other Assets – (38.1)%

$(2,106,310)

WMS Industries, Inc.*†

1,649

59,315

Net Assets – 100.0%

$ 5,530,632

Vail Resorts, Inc.*†

1,197

57,803

Chipotle Mexican Grill, Inc.*

579

56,215

Jack in the Box, Inc.*†

2,077

55,809

Wendy’s International, Inc.†

2,413

55,644

Cheesecake Factory, Inc.*†

2,491

54,279

Chipotle Mexican Grill, Inc. —

Class A*†

456

51,724

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

56

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

PRECIOUS METALS FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 100.1%

REPURCHASE AGREEMENT 0.6%

Repurchase Agreement (Note 4)

Freeport-McMoRan Copper &

Lehman Brothers Holdings, Inc.

Gold, Inc.†

364,528

$

35,074,884

issued 03/31/08 at 1.15%

Goldcorp, Inc.†

416,039

16,121,511

due 04/01/08

$

1,239,933

$

1,239,933

Newmont Mining Corp.†

349,972

15,853,732

Total Repurchase Agreement

Barrick Gold Corp.†

353,854

15,374,956

(Cost $1,239,933)

1,239,933

Agnico-Eagle Mines Ltd.

179,423

12,148,731

Kinross Gold Corp.†

400,186

8,848,113

SHARES

Yamana Gold, Inc.†

598,777

8,754,120

Gold Fields Ltd. — SP ADR

584,652

8,085,737

SECURITIES LENDING COLLATERAL 42.9%

Hecla Mining Co.*†

581,258

6,486,839

Mount Vernon Securities

Silver Wheaton Corp.*†

414,227

6,432,945

Lending Trust Prime Portfolio

Pan American Silver Corp.*

162,377

6,230,406

(Note 7)

85,389,652

85,389,652

Cia de Minas Buenaventura SA —

Total Securities Lending Collateral

SP ADR†

89,602

6,137,737

(Cost $85,389,652)

85,389,652

AngloGold Ashanti Ltd. —

Total Investments 143.6%

SP ADR†

176,561

5,996,012

(Cost $177,166,363)

$285,568,514

Randgold Resources Ltd. —

Liabilities in Excess of

SP ADR†

111,247

5,155,186

Other Assets – (43.6)%

$ (86,716,410)

Coeur d’Alene Mines Corp.*†

1,219,773

4,927,883

Net Assets – 100.0%

$198,852,104

Silver Standard Resources, Inc.*†

153,094

4,643,341

Harmony Gold Mining Co. Ltd. —

SP ADR*†

384,436

4,551,722

Stillwater Mining Co.*†

289,720

4,481,968

Golden Star Resources Ltd.*†

1,051,882

3,607,955

Royal Gold, Inc.†

117,818

3,554,569

Eldorado Gold Corp.*†

449,420

3,065,044

Novagold Resources, Inc.*†

384,737

2,966,322

Northgate Minerals Corp.*

870,124

2,775,696

Iamgold Corp.

318,940

2,337,830

Crystallex International Corp.*†

950,287

2,157,152

Apex Silver Mines Ltd.*†

166,664

2,019,968

US Gold Corp.*†

452,193

1,148,570

Total Common Stocks

(Cost $90,536,778)

198,938,929

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

57

SCHEDULE OF INVESTMENTS

March 31, 2008

RETAILING FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.6%

Petsmart, Inc.†

2,355

$

48,136

Penske Auto Group, Inc.†

2,439

47,463

Wal-Mart Stores, Inc.

8,737

$

460,265

RadioShack Corp.†

2,865

46,556

CVS Caremark Corp.

6,060

245,491

Dick’s Sporting Goods, Inc.*†

1,694

45,365

Home Depot, Inc.†

7,717

215,845

Barnes & Noble, Inc.†

1,440

44,136

Walgreen Co.†

5,186

197,535

Foot Locker, Inc.

3,746

44,090

Target Corp.†

3,862

195,726

Aeropostale, Inc.*†

1,609

43,620

Lowe’s Cos., Inc.†

7,945

182,258

AnnTaylor Stores Corp.*†

1,684

40,719

Costco Wholesale Corp.†

2,470

160,476

Longs Drug Stores Corp.†

900

38,214

Amazon.com, Inc.*†

2,157

153,794

OfficeMax, Inc.†

1,935

37,036

Staples, Inc.†

5,628

124,435

Saks, Inc.*†

2,905

36,225

The Gap, Inc.†

6,293

123,846

Chico’s FAS, Inc.*†

4,851

34,491

TJX Cos., Inc.†

3,715

122,855

Sally Beauty Holdings, Inc.*

4,416

30,470

Sears Holdings Corp.*†

1,196

122,100

Total Common Stocks

Best Buy Co., Inc.†

2,922

121,146

(Cost $3,736,004)

5,319,832

Kohl’s Corp.*†

2,701

115,846

FACE

Macy’s, Inc.

4,236

97,682

AMOUNT

Liberty Media Corp - Interactive*†

5,823

93,983

Bed Bath & Beyond, Inc.*†

3,011

88,825

REPURCHASE AGREEMENT 0.7%

J.C. Penney Co., Inc.†

2,325

87,676

Repurchase Agreement (Note 4)

GameStop Corp. — Class A*†

1,681

86,925

Lehman Brothers Holdings, Inc.

Nordstrom, Inc.

2,627

85,640

issued 03/31/08 at 1.15%

AutoZone, Inc.*

738

84,007

due 04/01/08

$

37,273

37,273

Limited Brands, Inc.†

4,559

77,959

Total Repurchase Agreement

Tiffany & Co.†

1,841

77,028

(Cost $37,273)

37,273

Urban Outfitters, Inc.*†

2,457

77,027

Abercrombie & Fitch Co. —

SHARES

Class A

1,048

76,651

SECURITIES LENDING COLLATERAL 38.0%

Genuine Parts Co.

1,895

76,217

Mount Vernon Securities

Sherwin-Williams Co.†

1,453

74,161

Lending Trust Prime Portfolio

Priceline.com, Inc.*†

578

69,857

(Note 7)

2,032,863

2,032,863

Ross Stores, Inc.†

2,249

67,380

Total Securities Lending Collateral

Expedia, Inc.*†

3,018

66,064

(Cost $2,032,863)

2,032,863

CarMax, Inc.*†

3,367

65,387

IAC/ InterActiveCorp*†

3,114

64,647

Total Investments 138.3%

Guess?, Inc.

1,568

63,457

(Cost $5,806,140)

$ 7,389,968

Advance Auto Parts, Inc.

1,697

57,783

Liabilities in Excess of

O’Reilly Automotive, Inc.*

1,997

56,954

Other Assets – (38.3)%

$ (2,046,099)

Netflix, Inc.*†

1,634

56,618

Net Assets – 100.0%

$  5,343,869

LKQ Corp.*†

2,481

55,748

American Eagle Outfitters, Inc.

3,181

55,699

Family Dollar Stores, Inc.†

2,818

54,951

AutoNation, Inc.*†

3,663

54,835

Dollar Tree, Inc.*†

1,963

54,159

Rite Aid Corp.*†

18,292

53,779

Big Lots, Inc.*

2,378

53,029

Williams-Sonoma, Inc.†

2,182

52,892

BJ’s Wholesale Club, Inc.*†

1,465

52,286

J. Crew Group, Inc.*

1,167

51,546

Office Depot, Inc.*

4,601

50,841

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

58

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

TECHNOLOGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.6%

STMicroelectronics NV — SP ADR

9,459

$

100,833

Activision, Inc.*†

3,640

99,408

Microsoft Corp.

18,221

$

517,112

Nvidia Corp.*

5,011

99,168

International Business Machines

Electronic Data Systems Corp.

5,886

98,002

Corp.†

4,036

464,705

Microchip Technology, Inc.†

2,993

97,961

Cisco Systems, Inc.*

16,830

405,435

Intuit, Inc.*

3,623

97,857

Hewlett-Packard Co.

8,303

379,115

Fidelity National Information

Intel Corp.

17,632

373,446

Services, Inc.

2,514

95,884

Nokia Oyj — SP ADR†

11,574

368,400

Fiserv, Inc.*†

1,988

95,603

Apple, Inc.*

2,501

358,894

Linear Technology Corp.†

3,112

95,507

Oracle Corp.*

17,055

333,596

Broadcom Corp. — Class A*†

4,949

95,367

Research In Motion Ltd.*†

2,729

306,276

Satyam Computer Services Ltd. —

Google, Inc. — Class A*†

672

295,996

SP ADR†

4,210

95,104

Qualcomm, Inc.

7,081

290,321

Salesforce.com, Inc.*†

1,623

93,923

SAP AG — SP ADR†

5,550

275,114

VeriSign, Inc.*†

2,784

92,540

Taiwan Semiconductor

Computer Sciences Corp.*†

2,247

91,655

Manufacturing Co. Ltd. —

Altera Corp.†

4,919

90,657

SP ADR†

26,666

273,860

Flextronics International Ltd.*†

9,647

90,585

Yahoo!, Inc.*

8,390

242,723

Marvell Technology Group Ltd.*†

8,166

88,846

eBay, Inc.*

7,647

228,187

BMC Software, Inc.*

2,711

88,162

Dell, Inc.*†

11,379

226,670

Western Digital Corp.*†

3,243

87,691

Corning, Inc.

9,069

218,019

Harris Corp.

1,805

87,597

Texas Instruments, Inc.†

7,537

213,071

Amphenol Corp. — Class A

2,325

86,606

Applied Materials, Inc.

9,920

193,539

NetApp, Inc.*†

4,291

86,035

EMC Corp*†

12,324

176,726

NAVTEQ Corp.*

1,263

85,884

Telefonaktiebolaget LM Ericsson —

KLA-Tencor Corp.

2,302

85,404

SP ADR†

8,725

171,446

Affiliated Computer Services,

MasterCard, Inc.†

759

169,249

Inc. — Class A*†

1,625

81,429

Accenture Ltd. — Class A†

4,802

168,886

Autodesk, Inc.*

2,557

80,494

Automatic Data Processing, Inc.†

3,976

168,543

McAfee, Inc.*†

2,423

80,177

Adobe Systems, Inc.*

4,276

152,183

Avnet, Inc.*

2,440

79,861

Infosys Technologies Ltd. —

Check Point Software

SP ADR

4,200

150,234

Technologies Ltd.*†

3,545

79,408

Tyco Electronics Ltd.

4,240

145,517

Amdocs, Ltd.*†

2,759

78,245

MEMC Electronic Materials, Inc.*

2,004

142,084

Akamai Technologies, Inc.*†

2,731

76,905

Western Union Co.

6,500

138,255

Citrix Systems, Inc.*†

2,595

76,111

Symantec Corp.*†

8,240

136,949

Hewitt Associates, Inc. — Class A*

1,910

75,961

Electronic Arts, Inc.*†

2,717

135,633

Lam Research Corp.*

1,979

75,637

Xerox Corp.

8,931

133,697

Micron Technology, Inc.*†

12,636

75,437

Motorola, Inc.

13,882

129,103

Arrow Electronics, Inc.*†

2,186

73,559

Sun Microsystems, Inc.*†

8,171

126,896

LSI Logic Corp.*†

14,822

73,369

AU Optronics Corp. — SP ADR†

7,301

125,504

National Semiconductor Corp.

3,978

72,877

Paychex, Inc.†

3,648

124,980

NCR Corp.*†

3,169

72,348

Juniper Networks, Inc.*†

4,775

119,375

Iron Mountain, Inc.*†

2,703

71,467

CA, Inc.

5,297

119,183

Baidu.com - SP ADR*†

296

70,930

Alcatel-Lucent†

20,571

118,489

SanDisk Corp.*†

3,082

69,561

Seagate Technology

5,250

109,935

Flir Systems, Inc.*†

2,290

68,906

Analog Devices, Inc.†

3,723

109,903

Intersil Corp. — Class A

2,684

68,898

ASML Holding NV*†

4,346

107,824

Nuance Communications, Inc.*†

3,890

67,725

BEA Systems, Inc.*

5,607

107,374

Trimble Navigation Ltd.*†

2,368

67,701

Total System Services, Inc.

4,450

105,287

Infineon Technologies AG —

Agilent Technologies, Inc.*†

3,524

105,121

SP ADR*

9,569

67,174

Cognizant Technology Solutions

Global Payments, Inc.†

1,609

66,548

Corp. — Class A*

3,628

104,595

DST Systems, Inc.*†

1,006

66,134

Xilinx, Inc.†

4,331

102,861

Teradata Corp.*†

2,950

65,077

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

59

SCHEDULE OF INVESTMENTS (concluded)

March 31, 2008

TECHNOLOGY FUND

MARKET

VALUE

SHARES

(NOTE 1)

Advanced Micro Devices, Inc.*†

10,926

$

64,354

Red Hat, Inc.*

3,485

64,089

Synopsys, Inc.*†

2,731

62,021

Cypress Semiconductor Corp.*†

2,619

61,835

Mettler Toledo International, Inc.*

630

61,186

Lexmark International, Inc.*†

1,986

61,010

SAIC, Inc.*†

3,190

59,302

Itron, Inc.*

640

57,747

Alliance Data Systems Corp.*

1,206

57,297

Ansys, Inc.*†

1,630

56,268

Ingram Micro, Inc. — Class A*

3,494

55,310

Novellus Systems, Inc.*†

2,458

51,741

Tellabs, Inc.*†

9,325

50,821

Cadence Design Systems, Inc.*†

4,703

50,228

VMware, Inc.*†

1,120

47,958

Equinix, Inc.*†

720

47,873

Broadridge Financial Solutions,

Inc.

2,713

47,749

CommScope, Inc.*†

1,365

47,543

Nortel Networks Corp.*

6,520

43,619

Jabil Circuit, Inc.

4,185

39,590

Mercadolibre, Inc.*†

940

37,374

Total Common Stocks

(Cost $11,399,567)

14,923,444

SECURITIES LENDING COLLATERAL 26.8%

Mount Vernon Securities

Lending Trust Prime Portfolio

(Note 7)

4,027,567

4,027,567

Total Securities Lending Collateral

(Cost $4,027,567)

4,027,567

Total Investments 126.4%

(Cost $15,427,134)

$18,951,011

Liabilities in Excess of

Other Assets – (26.4)%

$ (3,963,707)

Net Assets – 100.0%

$14,987,304

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

60

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

TELECOMMUNICATIONS FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 100.0%

REPURCHASE AGREEMENT 0.6%

Repurchase Agreement (Note 4)

AT&T, Inc.

38,520

$

1,475,316

Lehman Brothers Holdings, Inc.

Vodafone Group PLC — SP ADR

38,622

1,139,735

issued 03/31/08 at 1.15%

Cisco Systems, Inc.*

46,518

1,120,619

due 04/01/08

$

97,464

$

97,464

Nokia Oyj — SP ADR†

33,268

1,058,920

Total Repurchase Agreement

Verizon Communications, Inc.†

26,143

952,912

(Cost $97,464)

97,464

America Movil SAB de CV —

SP ADR

14,723

937,708

SHARES

Research In Motion Ltd.*†

7,840

879,883

Qualcomm, Inc.

18,095

741,895

SECURITIES LENDING COLLATERAL 24.7%

Corning, Inc.

26,057

626,410

Mount Vernon Securities

BCE, Inc.†

14,651

494,178

Lending Trust Prime Portfolio

Telefonaktiebolaget LM Ericsson —

(Note 7)

3,773,567

3,773,567

SP ADR†

25,090

493,019

Total Securities Lending Collateral

American Tower Corp. — Class A*

10,166

398,609

(Cost $3,773,567)

3,773,567

Motorola, Inc.

39,904

371,107

Total Investments 125.3%

Juniper Networks, Inc.*†

13,744

343,600

(Cost $15,031,799)

$19,131,749

Alcatel-Lucent†

59,124

340,554

Liabilities in Excess of

Sprint Nextel Corp.†

47,329

316,631

Other Assets – (25.3)%

$ (3,865,633)

Crown Castle International

Net Assets – 100.0%

$15,266,116

Corp.*†

8,759

302,098

Tele Norte Leste Participacoes SA —

ADR†

10,650

282,651

Qwest Communications

International, Inc.†

57,601

260,933

Harris Corp.

5,191

251,919

Windstream Corp.†

20,294

242,513

MetroPCS Communications, Inc.*†

13,800

234,600

Embarq Corp.

5,765

231,177

NII Holdings, Inc. — Class B*†

6,081

193,254

CenturyTel, Inc.†

5,589

185,778

Leap Wireless International, Inc. —

Class B*

3,905

181,973

SBA Communications Corp.*†

6,025

179,726

Citizens Communications Co.†

17,112

179,505

Brasil Telecom Participacoes SA —

SP ADR

2,604

170,458

Level 3 Communications, Inc.*†

72,329

153,338

U.S. Cellular Corp.*

2,592

142,560

CommScope, Inc.*†

3,910

136,185

Nortel Networks Corp.*

18,730

125,304

Telephone & Data Systems, Inc.

2,945

115,650

Total Common Stocks

(Cost $11,160,768)

15,260,718

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

61

SCHEDULE OF INVESTMENTS

March 31, 2008

TRANSPORTATION FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.4%

SECURITIES LENDING COLLATERAL 24.6%

Mount Vernon Securities

United Parcel Service, Inc. —

Lending Trust Prime Portfolio

Class B

27,491

$

2,007,393

(Note 7)

5,819,699

$ 5,819,699

Burlington Northern Santa Fe

Total Securities Lending Collateral

Corp.

18,490

1,705,148

(Cost $5,819,699)

5,819,699

Union Pacific Corp.

13,275

1,664,420

Total Investments 124.0%

FedEx Corp.

16,736

1,550,925

(Cost $27,362,631)

$29,330,540

CSX Corp.†

27,191

1,524,599

Canadian National Railway Co.†

28,566

1,380,309

Liabilities in Excess of

Norfolk Southern Corp.

25,122

1,364,627

Other Assets – (24.0)%

$ (5,685,478)

CH Robinson Worldwide, Inc.†

16,350

889,440

Net Assets – 100.0%

$23,645,062

Expeditors International Washington,

Inc.†

19,674

888,871

Southwest Airlines Co.†

67,592

838,141

J.B. Hunt Transport Services, Inc.†

19,567

614,991

Ryder System, Inc.†

9,758

594,360

Kirby Corp.*†

10,018

571,026

Kansas City Southern*†

13,695

549,307

Landstar System, Inc.†

9,970

520,035

Hertz Global Holdings, Inc.*

42,762

515,710

Con-way, Inc.†

9,282

459,273

Genco Shipping & Trading Ltd.†

7,680

433,382

DryShips, Inc.†

7,095

425,061

UTI Worldwide, Inc.†

19,872

399,030

Alexander & Baldwin, Inc.

8,576

369,454

UAL Corp.†

15,920

342,758

Knight Transportation, Inc.†

20,770

341,874

AMR Corp.*†

37,722

340,252

Werner Enterprises, Inc.†

18,138

336,641

Continental Airlines, Inc. —

Class B*

17,112

329,064

Heartland Express, Inc.†

23,043

328,593

Atlas Air Worldwide Holdings Co.,

Inc.*†

5,688

312,840

Copa Holdings SA

8,040

306,404

Delta Air Lines, Inc.*

35,626

306,384

Avis Budget Group, Inc.*†

27,923

296,542

SkyWest, Inc.

13,568

286,556

Northwest Airlines Corp.*†

31,839

286,233

Alaska Air Group, Inc.*†

11,310

221,902

US Airways Group, Inc.*†

23,490

209,296

Total Common Stocks

(Cost $21,542,932)

23,510,841

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

62

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

March 31, 2008

UTILITIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.6%

DPL, Inc.†

10,499

$

269,194

UGI Corp.†

10,773

268,463

Exelon Corp.

15,008

$

1,219,700

CMS Energy Corp.†

19,656

266,142

Southern Co.†

23,617

841,001

AGL Resources, Inc.

7,689

263,886

FPL Group, Inc.

12,864

807,087

Aqua America, Inc.†

13,732

257,887

Dominion Resources, Inc.†

18,804

767,955

Sierra Pacific Resources

20,302

256,414

Duke Energy Corp.†

42,764

763,337

ITC Holdings Corp.†

4,910

255,615

Entergy Corp.

6,845

746,653

Southern Union Co.

10,901

253,666

FirstEnergy Corp.†

10,705

734,577

Hawaiian Electric Industries, Inc.†

10,380

247,771

Public Service Enterprise Group,

Atmos Energy Corp.

9,702

247,401

Inc.

17,204

691,429

Westar Energy, Inc.†

10,797

245,848

PPL Corp.

14,118

648,299

Vectren Corp.

8,774

235,406

American Electric Power Co., Inc.

15,521

646,139

Piedmont Natural Gas Co.†

8,930

234,502

Edison International†

13,129

643,584

Great Plains Energy, Inc.†

9,343

230,305

Constellation Energy Group, Inc.

7,110

627,600

Nicor, Inc.†

5,577

186,885

Sempra Energy

11,064

589,490

Total Common Stocks

PG&E Corp.†

15,324

564,230

(Cost $20,752,924)

26,071,325

Questar Corp.

9,481

536,245

FACE

Mirant Corp.*†

14,435

525,290

AMOUNT

Progress Energy, Inc.

12,465

519,790

NRG Energy, Inc.*†

13,226

515,682

REPURCHASE AGREEMENT 0.5%

Consolidated Edison, Inc.†

12,933

513,440

Repurchase Agreement (Note 4)

AES Corp.*

30,735

512,352

Lehman Brothers Holdings, Inc.

Reliant Energy, Inc.*

20,973

496,011

issued 03/31/08 at 1.15%

Ameren Corp.†

10,853

477,966

due 04/01/08

$

118,199

118,199

Xcel Energy, Inc.

23,504

468,905

Total Repurchase Agreement

Equitable Resources, Inc.†

7,884

464,368

(Cost $118,199)

118,199

Allegheny Energy, Inc.†

8,802

444,501

DTE Energy Co.†

10,339

402,084

SHARES

Wisconsin Energy Corp.

8,400

369,516

SECURITIES LENDING COLLATERAL 28.8%

Dynegy Inc.*

44,955

354,695

Mount Vernon Securities

NiSource, Inc.†

20,528

353,903

Lending Trust Prime Portfolio

Energen Corp.†

5,627

350,562

(Note 7)

7,538,906

7,538,906

Oneok, Inc.

7,830

349,453

Total Securities Lending Collateral

Pepco Holdings, Inc.

14,114

348,898

(Cost $7,538,906)

7,538,906

National Fuel Gas Co.†

7,340

346,521

MDU Resources Group, Inc.

14,010

343,946

Total Investments 128.9%

CenterPoint Energy, Inc.†

23,762

339,084

(Cost $28,410,029)

$33,728,430

SCANA Corp.

9,083

332,256

Liabilities in Excess of

Energy East Corp.

13,288

320,507

Other Assets – (28.9)%

$ (7,559,856)

Alliant Energy Corp.

8,878

310,819

Net Assets – 100.0%

$26,168,574

Integrys Energy Group, Inc.†

6,558

305,865

Puget Energy, Inc.

11,791

305,033

TECO Energy, Inc.†

19,053

303,895

Northeast Utilities

12,182

298,946

Pinnacle West Capital Corp.†

8,311

291,550

NSTAR

9,490

288,781

OGE Energy Corp.†

8,662

269,995

* Non-Income Producing Security.

† All or a portion of this security is on loan at March 31, 2008 — See Note 7.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

63

STATEMENTS OF ASSETS AND LIABILITIES

Basic

Bio-

Consumer

Banking

Materials

technology

Products

Fund

Fund

Fund

Fund

ASSETS

Investment Securities*

$ 18,581,600

$214,595,912

$

84,305,480

$ 23,742,496

Repurchase Agreements*

2,589

793,110

550,226

132,467

Receivable for Securities Sold

1,795,582

—

—

—

Receivable for Fund Shares Sold

116,276

701,951

1,604,712

1,175,268

Investment Income Receivable

80,248

219,832

9,320

54,562

Other Receivables

54,464

—

—

—

Total Assets

20,630,759

216,310,805

86,469,738

25,104,793

LIABILITIES

Payable upon Return of Securities Loaned

6,210,216

62,998,899

26,692,731

4,129,360

Payable for Securities Purchased

—

—

1,563,977

1,165,684

Payable for Fund Shares Redeemed

1,964,287

566,623

214,004

78,320

Investment Advisory Fees Payable

8,992

130,304

37,751

12,710

Transfer Agent and Administrative Fees Payable

2,645

38,325

11,103

3,738

Distribution and Service Fees Payable

1,558

7,017

2,547

2,413

Portfolio Accounting Fees Payable

1,058

15,330

4,441

1,495

Custody Fees Payable

611

4,649

1,351

513

Overdraft Due to Custodian Bank

—

—

—

—

Other Liabilities

3,470

71,488

34,119

18,594

Total Liabilities

8,192,837

63,832,635

28,562,024

5,412,827

NET ASSETS

$ 12,437,922

$152,478,170

$

57,907,714

$ 19,691,966

NET ASSETS CONSIST OF

Paid-In Capital

$ 61,402,425

$146,516,794

$ 204,596,153

$ 30,795,848

Undistributed Net Investment Income

294,967

267,265

—

391,811

Accumulated Net Realized Loss on Investments

(50,088,139)

(27,841,087)

(174,000,760)

(16,381,935)

Net Unrealized Appreciation on Investments

828,669

33,535,198

27,312,321

4,886,242

NET ASSETS

$ 12,437,922

$152,478,170

$

57,907,714

$ 19,691,966

Investor Class

$

7,034,971

$120,869,770

$

47,695,976

$

8,722,462

Advisor Class

1,448,668

11,898,906

4,219,599

5,384,335

A-Class

546,720

6,984,718

2,321,169

1,682,382

C-Class

3,407,563

12,724,776

3,670,970

3,902,787

SHARES OUTSTANDING

Investor Class

930,496

2,393,831

2,217,379

239,612

Advisor Class

204,781

246,489

206,967

154,824

A-Class

76,495

143,139

113,028

47,951

C-Class

490,379

270,597

183,277

114,941

NET ASSET VALUES

Investor Class

$7.56

$50.49

$21.51

$36.40

Advisor Class

7.07

48.27

20.39

34.78

A-Class

7.15

48.80

20.54

35.09

A-Class Maximum Offering Price**

7.51

51.23

21.56

36.84

C-Class

6.95

47.02

20.03

33.95

*

The cost of investments is $17,755,520, $181,853,824, $57,543,385, $18,988,721, $11,497,303, $91,262,987, $118,884,107, $15,105,012,

$45,092,191, $7,643,339, $6,031,257 and $177,166,363, respectively.

**

Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

64

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

March 31, 2008

Energy

Financial

Health

Precious

Electronics

Energy

Services

Services

Care

Internet

Leisure

Metals

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

14,707,705

$138,675,072

$189,765,874

$ 16,275,918

$ 52,536,114

$

9,560,954

$

7,598,949

$284,328,581

72,384

895,219

936,271

2,386

—

174,694

37,993

1,239,933

—

—

—

6,397,763

—

—

464,760

—

1,010,303

113,079

3,071,462

108,625

754,556

899,955

5,600

3,640,627

2,556

47,133

58,330

50,286

82,942

362

2,605

42,911

—

—

—

24,160

308,220

—

—

—

15,792,948

139,730,503

193,831,937

22,859,138

53,681,832

10,635,965

8,109,907

289,252,052

3,312,840

30,460,096

51,062,905

5,474,057

11,176,713

2,141,198

2,091,224

85,389,652

1,004,576

—

2,860,943

—

560,651

1,013,815

—

—

7,831

693,485

296,759

6,553,052

141,688

14,752

478,062

4,708,620

7,306

74,858

90,618

8,966

29,476

3,696

3,702

128,811

2,149

22,017

26,652

2,637

8,669

1,087

1,089

42,937

449

11,220

13,043

1,449

4,380

622

451

12,756

860

8,807

10,661

1,055

3,468

435

436

17,175

258

2,642

3,198

419

1,185

158

140

5,152

—

—

—

—

166,028

—

—

—

8,436

53,055

81,923

6,907

22,014

8,122

4,171

94,845

4,344,705

31,326,180

54,446,702

12,048,542

12,114,272

3,183,885

2,579,275

90,399,948

$

11,448,243

$108,404,323

$139,385,235

$ 10,810,596

$ 41,567,560

$

7,452,080

$

5,530,632

$198,852,104

$ 172,118,056

$

71,529,776

$119,731,640

$ 54,198,187

$ 63,204,482

$ 43,932,573

$ 19,479,602

$130,044,299

—

—

—

257,743

—

51,749

—

—

(163,952,599)

(11,432,757)

(52,164,443)

(44,818,626)

(29,080,845)

(38,624,551)

(15,554,655)

(39,594,346)

3,282,786

48,307,304

71,818,038

1,173,292

7,443,923

2,092,309

1,605,685

108,402,151

$

11,448,243

$108,404,323

$139,385,235

$ 10,810,596

$ 41,567,560

$

7,452,080

$

5,530,632

$198,852,104

$

9,835,449

$

63,324,681

$

82,691,046

$

4,640,189

$ 22,061,817

$

4,364,647

$

3,282,715

$149,805,178

565,844

17,712,907

15,928,595

1,956,509

13,098,873

1,363,561

1,611,276

11,816,662

85,086

6,377,575

11,450,018

1,366,587

729,784

115,663

206,345

10,911,112

961,864

20,989,160

29,315,576

2,847,311

5,677,086

1,608,209

430,296

26,319,152

977,456

2,320,641

1,424,783

455,798

1,544,588

113,226

103,482

2,143,426

59,218

679,558

287,242

200,148

965,533

36,902

53,605

172,854

8,821

242,502

204,512

138,618

53,365

3,102

6,811

158,224

102,574

827,396

540,679

299,246

427,545

44,665

14,509

402,545

$10.06

$27.29

$58.04

$10.18

$14.28

$38.55

$31.72

$69.89

9.56

26.07

55.45

9.78

13.57

36.95

30.06

68.36

9.65

26.30

55.99

9.86

13.68

37.29

30.30

68.96

10.13

27.61

58.78

10.35

14.36

39.15

31.81

72.40

9.38

25.37

54.22

9.51

13.28

36.01

29.66

65.38

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

65

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

Telecom-

Retailing

Technology

munications

Transportation

Fund

Fund

Fund

Fund

ASSETS

Investment Securities*

$

7,352,695

$ 18,951,011

$ 19,034,285

$ 29,330,540

Repurchase Agreements*

37,273

—

97,464

—

Receivable for Fund Shares Sold

692,107

1,621,755

17,106

1,792,659

Investment Income Receivable

9,220

4,772

35,596

25,917

Total Assets

8,091,295

20,577,538

19,184,451

31,149,116

LIABILITIES

Payable upon Return of Securities Loaned

2,032,863

4,027,567

3,773,567

5,819,699

Payable for Securities Purchased

359,780

1,370,737

—

886,815

Payable for Fund Shares Redeemed

345,583

74,136

114,843

722,554

Investment Advisory Fees Payable

3,894

9,639

10,549

14,696

Transfer Agent and Administrative Fees Payable

1,145

2,835

3,103

4,322

Distribution and Service Fees Payable

662

1,080

1,198

1,314

Portfolio Accounting Fees Payable

458

1,134

1,241

1,729

Custody Fees Payable

160

362

798

687

Overdraft Due to Custodian Bank

—

90,334

—

45,848

Other Liabilities

2,881

12,410

13,036

6,390

Total Liabilities

2,747,426

5,590,234

3,918,335

7,504,054

NET ASSETS

$

5,343,869

$ 14,987,304

$ 15,266,116

$ 23,645,062

NET ASSETS CONSIST OF

Paid-In Capital

$ 38,193,808

$ 88,439,942

$ 52,475,664

$ 40,398,295

Undistributed Net Investment Income

—

—

98,055

350

Accumulated Net Realized Loss on Investments

(34,433,767)

(76,976,515)

(41,407,553)

(18,721,492)

Net Unrealized Appreciation on Investments

1,583,828

3,523,877

4,099,950

1,967,909

NET ASSETS

$

5,343,869

$ 14,987,304

$ 15,266,116

$ 23,645,062

Investor Class

$

3,152,450

$

9,916,402

$ 11,134,390

$ 17,420,391

Advisor Class

799,588

2,076,833

834,698

5,151,732

A-Class

101,188

545,648

451,366

228,122

C-Class

1,290,643

2,448,421

2,845,662

844,817

SHARES OUTSTANDING

Investor Class

273,190

842,359

653,552

690,924

Advisor Class

72,064

184,227

51,344

218,348

A-Class

9,053

48,191

27,635

9,581

C-Class

119,987

221,825

178,885

35,639

NET ASSET VALUES

Investor Class

$11.54

$11.77

$17.04

$25.21

Advisor Class

11.10

11.27

16.26

23.59

A-Class

11.18

11.32

16.33

23.81

A-Class Maximum Offering Price**

11.74

11.88

17.14

25.00

C-Class

10.76

11.04

15.91

23.70

*

The cost of investments is $5,806,140, $15,427,134, $15,031,799, $27,362,631 and $28,410,029, respectively.

**

Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

66

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

March 31, 2008

Utilities

Fund

$ 33,610,231

118,199

508,436

49,259

34,286,125

7,538,906

428,791

105,009

16,649

4,897

3,601

1,959

679

—

17,060

8,117,551

$ 26,168,574

$ 25,149,754

—

(4,299,581)

5,318,401

$ 26,168,574

$ 11,242,361

2,960,462

3,032,000

8,933,751

383,850

105,747

107,269

331,801

$29.29

28.00

28.27

29.68

26.93

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

67

STATEMENTS OF OPERATIONS

Basic

Bio-

Consumer

Banking

Materials

technology

Products

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

2,821

$

31,395

$

13,946

$

8,755

Income from Securities Lending, net

13,216

118,382

162,612

11,948

Dividends, Net of Foreign Tax Withheld*

473,837

2,369,885

167,750

1,051,542

Total Income

489,874

2,519,662

344,308

1,072,245

EXPENSES

Investment Advisory Fees

103,451

1,267,426

659,989

349,957

Transfer Agent and Administrative Fees

30,427

372,772

194,114

102,929

Distribution & Service Fees:

Advisor Class

5,125

71,268

27,233

73,426

A-Class

1,229

17,809

4,257

5,421

C-Class

23,131

117,647

37,511

37,065

Portfolio Accounting Fees

12,171

149,109

77,646

41,172

Registration Fees

4,733

51,870

39,244

20,562

Trustees’ Fees**

963

11,592

7,600

4,239

Custody Fees

4,282

44,734

38,155

11,555

Miscellaneous

9,396

154,260

61,785

34,110

Total Expenses

194,908

2,258,487

1,147,534

680,436

Net Investment Income (Loss)

294,966

261,175

(803,226)

391,809

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

(4,869,053)

(4,600,233)

8,483,131

(400,491)

Total Net Realized Gain (Loss)

(4,869,053)

(4,600,233)

8,483,131

(400,491)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(842,133)

18,153,290

(5,396,782)

(2,401,918)

Net Change in Unrealized Appreciation (Depreciation)

(842,133)

18,153,290

(5,396,782)

(2,401,918)

Net Gain (Loss) on Investments

(5,711,186)

13,553,057

3,086,349

(2,802,409)

Net Increase (Decrease) in Net Assets from Operations

$(5,416,220)

$13,814,232

$ 2,283,123

$(2,410,600)

*

Foreign tax withheld of $8,336, $33,267, $0, $1,678, $10,608, $24,255, $0, $11,941, $23,862, $0, $0, and $46,806, respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Year Ended March 31, 2008

Energy

Financial

Health

Precious

Electronics

Energy

Services

Services

Care

Internet

Leisure

Metals

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

5,583

$

26,544

$

49,057

$

7,975

$

10,751

$

4,586

$

2,536

$

42,293

26,645

59,876

128,644

14,503

18,497

15,502

8,243

226,602

191,212

1,445,724

939,499

651,334

673,305

351,343

130,563

1,012,002

223,440

1,532,144

1,117,200

673,812

702,553

371,431

141,342

1,280,897

189,758

1,019,359

1,582,136

216,080

479,046

146,322

73,952

1,401,181

55,811

299,811

465,334

63,553

140,896

43,036

21,750

467,060

6,631

93,994

107,175

30,428

77,220

14,032

12,080

42,993

374

15,661

31,944

2,681

2,273

447

695

17,520

29,272

238,060

313,114

34,316

68,706

17,923

16,430

246,042

22,324

119,924

185,904

25,421

56,358

17,214

8,700

186,824

11,572

55,758

84,546

14,735

27,911

9,688

9,126

91,529

2,249

11,205

17,794

2,869

5,543

1,834

1,564

17,952

6,286

32,715

54,388

8,862

16,744

5,967

3,851

53,258

16,974

100,832

163,940

17,124

43,845

13,446

1,656

157,028

341,251

1,987,319

3,006,275

416,069

918,542

269,909

149,804

2,681,387

(117,811)

(455,175)

(1,889,075)

257,743

(215,989)

101,522

(8,462)

(1,400,490)

(38,543)

12,292,100

20,207,317

(4,179,459)

509,538

(2,901,982)

2,014,268

28,380,022

(38,543)

12,292,100

20,207,317

(4,179,459)

509,538

(2,901,982)

2,014,268

28,380,022

(5,411,072)

5,885,819

12,541,125

(2,588,828)

(3,879,926)

(1,008,378)

(3,003,499)

10,721,531

(5,411,072)

5,885,819

12,541,125

(2,588,828)

(3,879,926)

(1,008,378)

(3,003,499)

10,721,531

(5,449,615)

18,177,919

32,748,442

(6,768,287)

(3,370,388)

(3,910,360)

(989,231)

39,101,553

$(5,567,426)

$17,722,744

$30,859,367

$(6,510,544)

$(3,586,377)

$(3,808,838)

$

(997,693)

$37,701,063

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

69

STATEMENTS OF OPERATIONS (concluded)

Telecom-

Retailing

Technology

munications

Transportation

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

2,394

$

9,243

$

7,526

$

3,613

Income from Securities Lending, net

7,323

13,821

14,694

11,770

Dividends, Net of Foreign Tax Withheld*

74,141

182,221

653,790

226,456

Total Income

83,858

205,285

676,010

241,839

EXPENSES

Investment Advisory Fees

67,733

263,489

301,598

123,987

Transfer Agent and Administrative Fees

19,922

77,497

88,705

36,467

Distribution & Service Fees:

Advisor Class

6,867

22,485

27,946

18,734

A-Class

484

2,291

3,391

806

C-Class

18,440

34,170

59,703

22,397

Portfolio Accounting Fees

7,969

30,999

35,482

14,587

Trustees’ Fees**

942

3,344

3,570

1,680

Custody Fees

2,676

8,763

11,052

4,790

Miscellaneous

9,858

39,709

46,709

18,041

Total Expenses

134,891

482,747

578,156

241,489

Net Investment Income (Loss)

(51,033)

(277,462)

97,854

350

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

566,519

(1,443,937)

201,874

295,047

Total Net Realized Gain (Loss)

566,519

(1,443,937)

201,874

295,047

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(2,210,637)

(674,525)

(3,038,765)

(2,961,457)

Net Change in Unrealized Appreciation (Depreciation)

(2,210,637)

(674,525)

(3,038,765)

(2,961,457)

Net Loss on Investments

(1,644,118)

(2,118,462)

(2,836,891)

(2,666,410)

Net Decrease in Net Assets from Operations

$(1,695,151)

$(2,395,924)

$(2,739,037)

$(2,666,060)

*

Foreign tax withheld of $0, $7,553, $21,697, $2,250, and $0, respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

70

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Year Ended March 31, 2008

Utilities

Fund

$

9,002

19,773

1,422,430

1,451,205

418,939

123,217

26,979

8,641

81,959

49,287

5,234

17,287

64,880

796,423

654,782

6,356,354

6,356,354

(9,572,561)

(9,572,561)

(3,216,207)

$(2,561,425)

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

71

STATEMENTS OF CHANGES IN NET ASSETS

Basic

Banking Fund

Materials Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

294,966

$

203,830

$

261,175

$

358,734

Net Realized Gain (Loss) on Investments

(4,869,053)

(679,489)

(4,600,233)

64,815

Net Change in Unrealized Appreciation (Depreciation) on Investments

(842,133)

449,337

18,153,290

6,612,993

Net Increase (Decrease) in Net Assets from Operations

(5,416,220)

(26,322)

13,814,232

7,036,542

Distributions to Shareholders from:

Net Investment Income

Investor Class

(98,571)

(39,491)

(165,464)

(188,667)

Advisor Class

(6,043)

(23,086)

(21,758)

(65,219)

A-Class

(9,992)

(13,997)

(12,589)

(20,340)

C-Class

(19,529)

(23,427)

(21,169)

(50,760)

Realized Gain on Investments

Investor Class

—

—

—

—
Advisor Class

—

—

—

—

A-Class

—

—

—

—

C-Class

—

—

—

—

Total Distributions to Shareholders

(134,135)

(100,001)

(220,980)

(324,986)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

203,166,852

145,431,775

439,272,110

290,432,023

Advisor Class

21,640,798

45,331,752

54,726,975

85,532,132

A-Class

1,436,715

2,578,978

13,027,976

8,294,864

C-Class

18,442,782

12,891,046

49,665,852

17,284,854

Value of Shares Purchased through Dividend Reinvestment

Investor Class

93,964

38,043

152,731

175,738

Advisor Class

5,828

22,967

20,952

58,183

A-Class

9,633

13,241

10,167

16,696

C-Class

19,077

23,169

19,950

44,842

Cost of Shares Redeemed

Investor Class

(201,370,951)

(145,053,915)

(396,951,253)

(250,095,588)

Advisor Class

(21,521,627)

(44,875,679)

(60,576,786)

(78,080,719)

A-Class

(837,855)

(2,550,667)

(9,173,446)

(7,240,169)

C-Class

(17,529,872)

(10,310,915)

(45,239,675)

(17,154,820)

Net Increase (Decrease) in Net Assets From Share Transactions

3,555,344

3,539,795

44,955,553

49,268,036

Net Increase (Decrease) in Net Assets

(1,995,011)

3,413,472

58,548,805

55,979,592

NET ASSETS—BEGINNING OF PERIOD

14,432,933

11,019,461

93,929,365

37,949,773

NET ASSETS—END OF PERIOD

$

12,437,922

$

14,432,933

$ 152,478,170

$

93,929,365

Undistributed Net Investment Income—End of Period

$

294,967

$

134,136

$

267,265

$

220,983

72

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Biotechnology

Consumer

Electronics

Energy

Fund

Products Fund

Fund

Fund

Year

Year

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

2008

2007

$

(803,226)

$

(1,325,001)

$

391,809

$

484,854

$

(117,811)

$

(309,108)

$

(455,175)

$

(317,765)

8,483,131

16,881,009

(400,491)

1,077,278

(38,543)

4,312,958

12,292,100

5,520,998

(5,396,782)

(27,145,068)

(2,401,918)

4,499,677

(5,411,072)

(9,019,658)

5,885,819

(3,139,628)

2,283,123

(11,589,060)

(2,410,600)

6,061,809

(5,567,426)

(5,015,808)

17,722,744

2,063,605

—

—

(321,818)

(36,775)

—

—

—

—

—

—

(111,506)

(10,629)

—

—

—

—

—

—

(20,984)

(8,034)

—

—

—

—

—

—

(30,543)

(14,354)

—

—

—

—

—

—

—

—

—

—

(1,578,479)

(1,775,102)

—

—

—

—

—

—

(519,390)

(273,731)

—

—

—

—

—

—

(168,071)

(64,865)

—

—

—

—

—

—

(666,174)

(392,557)

—

—

(484,851)

(69,792)

—

—

(2,932,114)

(2,506,255)

183,304,085

298,633,834

151,791,697

225,021,238

215,488,751

340,438,601

287,360,532

566,388,389

32,423,444

57,799,702

56,728,350

71,343,500

26,169,260

40,351,349

44,333,359

77,332,558

2,961,797

1,349,940

1,616,504

11,103,379

111,227

2,818,151

6,365,023

6,422,928

25,354,829

42,404,968

11,122,974

35,139,274

34,632,029

17,021,445

66,709,476

41,814,105

—

—

316,700

33,437

—

—

1,496,122

1,553,245

—

—

104,700

9,770

—

—

499,301

255,991

—

—

19,917

7,233

—

—

158,240

56,265

—

—

29,764

13,996

—

—

624,378

357,768

(199,452,087)

(332,635,990)

(163,567,156)

(218,819,161)

(216,091,092)

(355,989,880)

(308,834,979)

(582,442,837)

(33,603,351)

(76,803,719)

(55,915,348)

(73,071,695)

(26,889,511)

(52,013,777)

(44,143,704)

(80,647,802)

(1,367,300)

(5,191,820)

(3,923,949)

(9,163,152)

(130,645)

(3,754,021)

(4,229,618)

(6,392,017)

(24,185,847)

(47,016,746)

(12,711,020)

(31,751,262)

(36,168,055)

(18,513,768)

(68,472,728)

(47,943,797)

(14,564,430)

(61,459,831)

(14,386,867)

9,866,557

(2,878,036)

(29,641,900)

(18,134,598)

(23,245,204)

(12,281,307)

(73,048,891)

(17,282,318)

15,858,574

(8,445,462)

(34,657,708)

(3,343,968)

(23,687,854)

70,189,021

143,237,912

36,974,284

21,115,710

19,893,705

54,551,413

111,748,291

135,436,145

$

57,907,714

$

70,189,021

$

19,691,966

$

36,974,284

$

11,448,243

$

19,893,705

$ 108,404,323

$ 111,748,291

$

—

$

—

$

391,811

$

484,853

$

—

$

—

$

—

$

—

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

73

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Energy Services

Financial Services

Fund

Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

(1,889,075)

$

(1,792,044)

$

257,743

$

374,307

Net Realized Gain (Loss) on Investments

20,207,317

9,411,012

(4,179,459)

4,489,075

Net Change in Unrealized Appreciation (Depreciation) on Investments

12,541,125

(15,376,557)

(2,588,828)

62,340

Net Increase (Decrease) in Net Assets from Operations

30,859,367

(7,757,589)

(6,510,544)

4,925,722

Distributions to Shareholders from:

Net Investment Income

Investor Class

—

—

(139,823)

(133,645)

Advisor Class

—

—

(32,761)

(87,578)

A-Class

—

—

(10,414)

(7,325)

C-Class

—

—

(47,595)

(21,477)

Total Distributions to Shareholders

—

—

(230,593)

(250,025)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

516,306,399

583,063,812

178,520,044

200,298,665

Advisor Class

62,191,229

85,211,838

16,984,925

59,596,661

A-Class

21,824,266

14,082,113

5,818,516

2,432,721

C-Class

58,602,325

46,757,064

19,379,048

14,178,688

Value of Shares Purchased through Dividend Reinvestment

Investor Class

—

—

99,191

126,621

Advisor Class

—

—

20,165

82,283

A-Class

—

—

10,414

7,241

C-Class

—

—

46,687

20,762

Cost of Shares Redeemed

Investor Class

(543,513,435)

(632,910,368)

(192,752,012)

(192,566,624)

Advisor Class

(68,802,543)

(110,032,063)

(30,824,724)

(51,419,804)

A-Class

(18,489,295)

(14,353,682)

(5,001,171)

(5,701,525)

C-Class

(59,576,438)

(49,660,802)

(20,681,664)

(11,202,475)

Net Increase (Decrease) in Net Assets From Share Transactions

(31,457,492)

(77,842,088)

(28,380,581)

15,853,214

Net Increase (Decrease) in Net Assets

(598,125)

(85,599,677)

(35,121,718)

20,528,911

NET ASSETS—BEGINNING OF PERIOD

139,983,360

225,583,037

45,932,314

25,403,403

NET ASSETS—END OF PERIOD

$ 139,385,235

$ 139,983,360

$

10,810,596

$

45,932,314

Undistributed Net Investment Income—End of Period

$

—

$

—

$

257,743

$

230,593

74

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Health Care

Internet

Leisure

Precious

Fund

Fund

Fund

Metals Fund

Year

Year

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

2008

2007

$

(215,989)

$

(33,347)

$

101,522

$

(238,634)

$

(8,462)

$

(56,511)

$

(1,400,490)

$

(395,264)

509,538

4,589,179

(2,901,982)

3,010,821

2,014,268

2,577,289

28,380,022

22,887,502

(3,879,926)

(1,174,397)

(1,008,378)

(699,738)

(3,003,499)

1,890,026

10,721,531

(26,627,136)

(3,586,377)

3,381,435

(3,808,838)

2,072,449

(997,693)

4,410,804

37,701,063

(4,134,898)

—

—

(24,448)

—

—

—

—

—

—

—

(12,991)

—

—

—

—

—

—

—

(942)

—

—

—

—

—

—

—

(11,619)

—

—

—

—

—

—

—

(50,000)

—

—

—

—

—

170,424,221

338,129,929

144,300,520

184,049,021

62,178,348

205,098,898

856,256,103

1,292,713,059

42,157,203

85,800,025

32,142,870

41,231,474

18,862,916

83,005,437

50,461,624

81,273,457

849,342

3,869,044

548,167

358,903

190,020

2,312,277

15,380,251

11,738,440

30,999,619

22,894,380

17,504,124

6,733,026

3,634,670

8,482,420

107,551,122

78,749,533

—

—

24,215

—

—

—

—

—

—

—

11,073

—

—

—

—

—

—

—

834

—

—

—

—

—

—

—

11,489

—

—

—

—

—

(180,573,385)

(352,464,994)

(142,710,703)

(196,573,761)

(67,256,920)

(215,196,707)

(886,454,565)

(1,353,535,756)

(45,283,724)

(84,525,554)

(30,916,073)

(44,376,046)

(21,995,823)

(84,909,062)

(48,200,441)

(85,751,697)

(854,546)

(5,234,504)

(542,355)

(664,110)

(2,184,788)

(196,254)

(10,353,561)

(12,159,458)

(33,307,674)

(21,468,105)

(16,578,965)

(8,043,131)

(6,222,325)

(6,540,997)

(110,015,752)

(79,437,350)

(15,588,944)

(12,999,779)

3,795,196

(17,284,624)

(12,793,902)

(7,943,988)

(25,375,219)

(66,409,772)

(19,175,321)

(9,618,344)

(63,642)

(15,212,175)

(13,791,595)

(3,533,184)

12,325,844

(70,544,670)

60,742,881

70,361,225

7,515,722

22,727,897

19,322,227

22,855,411

186,526,260

257,070,930

$

41,567,560

$

60,742,881

$

7,452,080

$

7,515,722

$

5,530,632

$

19,322,227

$ 198,852,104

$

186,526,260

$

—

$

—

$

51,749

$

—

$

—

$

—

$

—

$

—

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

75

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Retailing

Technology

Fund

Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

FROM OPERATIONS

Net Investment Income (Loss)

$

(51,033)

$

(103,472)

$

(277,462)

$

(437,105)

Net Realized Gain (Loss) on Investments

566,519

1,272,524

(1,443,937)

8,014,070

Net Change in Unrealized Appreciation (Depreciation) on Investments

(2,210,637)

645,320

(674,525)

(5,308,904)

Net Increase (Decrease) in Net Assets from Operations

(1,695,151)

1,814,372

(2,395,924)

2,268,061

Distributions to Shareholders from:

Net Investment Income

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

—

—

—

—

C-Class

—

—

—

—

Total Distributions to Shareholders

—

—

—

—

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

95,906,677

181,069,656

146,891,214

208,816,826

Advisor Class

15,058,156

41,456,000

18,854,281

61,658,355

A-Class

58,665

407,699

5,217,961

2,597,229

C-Class

4,756,786

6,576,299

19,349,832

9,748,827

Value of Shares Purchased through Dividend Reinvestment

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

—

—

—

—

C-Class

—

—

—

—

Cost of Shares Redeemed

Investor Class

(95,675,235)

(185,695,994)

(149,463,648)

(217,292,098)

Advisor Class

(16,896,896)

(42,561,540)

(21,492,964)

(70,308,500)

A-Class

(307,600)

(92,160)

(4,861,496)

(2,960,124)

C-Class

(5,720,387)

(5,741,303)

(18,008,540)

(10,983,175)

Net Increase (Decrease) in Net Assets From Share Transactions

(2,819,834)

(4,581,343)

(3,513,360)

(18,722,660)

Net Increase (Decrease) in Net Assets

(4,514,985)

(2,766,971)

(5,909,284)

(16,454,599)

NET ASSETS—BEGINNING OF PERIOD

9,858,854

12,625,825

20,896,588

37,351,187

NET ASSETS—END OF PERIOD

$

5,343,869

$

9,858,854

$

14,987,304

$

20,896,588

Undistributed Net Investment Income—End of Period

$

—

$

—

$

—

$

—

76

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

See Notes to Financial Statements.

Telecommunications

Transportation

Utilities

Fund

Fund

Fund

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

$

97,854

$

180,524

$

350

$

(269,254)

$

654,782

$

881,885

201,874

651,345

295,047

3,249,723

6,356,354

1,946,594

(3,038,765)

553,132

(2,961,457)

(8,330,687)

(9,572,561)

10,822,982

(2,739,037)

1,385,001

(2,666,060)

(5,350,218)

(2,561,425)

13,651,461

(18,694)

(112,434)

—

—

(430,333)

(489,075)

(2,783)

(19,030)

—

—

(157,597)

(124,490)

(1,872)

(2,018)

—

—

(75,704)

(70,320)

(7,181)

(16,513)

—

—

(136,366)

(116,140)

(30,530)

(149,995)

—

—

(800,000)

(800,025)

180,185,204

159,616,113

174,508,871

326,429,128

241,295,818

481,838,993

30,857,598

38,166,416

20,140,716

54,418,386

38,052,494

97,485,404

2,611,638

2,388,635

220,459

2,806,594

3,401,360

12,183,998

33,656,940

10,047,228

24,674,026

21,880,191

45,508,020

26,100,667

17,996

111,107

—

—

414,442

468,089

2,585

18,721

—

—

138,212

110,932

1,794

1,098

—

—

66,425

61,889

7,112

16,084

—

—

113,760

100,307

(184,156,771)

(200,798,680)

(162,218,237)

(364,494,499)

(312,890,132)

(418,029,281)

(36,543,698)

(40,264,984)

(17,650,375)

(58,352,116)

(46,606,744)

(89,096,307)

(4,094,776)

(4,254,031)

(449,412)

(5,121,936)

(4,889,499)

(8,928,077)

(34,681,335)

(8,314,900)

(28,483,367)

(22,133,547)

(46,922,835)

(22,414,820)

(12,135,713)

(43,267,193)

10,742,681

(44,567,799)

(82,318,679)

79,881,794

(14,905,280)

(42,032,187)

8,076,621

(49,918,017)

(85,680,104)

92,733,230

30,171,396

72,203,583

15,568,441

65,486,458

111,848,678

19,115,448

$

15,266,116

$

30,171,396

$

23,645,062

$

15,568,441

$

26,168,574

$ 111,848,678

$

98,055

$

30,529

$

350

$

—

$

—

$

347,638

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

77

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net

Net Increase

NET ASSET

Net

Realized

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

and Unrealized

in Net Asset

from Net

from Net

(Decrease)

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

in Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Banking Fund Investor Class

March 31, 2008

$11.03

$ .25

$ (3.62)

$ (3.37)

$ (.10)

$ —

$ (.10)

$ (3.47)

$

7.56

(30.69)%

1.37%

2.59%

1,417%

$

7,035

March 31, 2007

10.86

.20

.05

.25

(.08)

—

(.08)

.17

11.03

2.24%

1.32%

1.79%

954%

9,229

March 31, 2006

10.17

.16

.69

.85

(.16)

—

(.16)

.69

10.86

8.41%

1.34%

1.48%

1,834%

8,713

March 31, 2005

10.25

.13

.05

.18

(.26)

—

(.26)

(.08)

10.17

1.61%

1.34%

1.26%

1,692%

4,899

March 31, 2004

7.30

.14

2.89

3.03

(.08)

—

(.08)

2.95

10.25

41.53%

1.36%

1.51%

1,435%

12,504

Banking Fund Advisor Class

March 31, 2008

10.39

.20

(3.42)

(3.22)

(.10)

—

(.10)

(3.32)

7.07

(31.14)%

1.85%

2.32%

1,417%

1,449

March 31, 2007

10.30

.11

.06

.17

(.08)

—

(.08)

.09

10.39

1.58%

1.88%

1.08%

954%

1,836

March 31, 2006

9.72

.12

.62

.74

(.16)

—

(.16)

.58

10.30

7.66%

1.84%

1.20%

1,834%

1,537

March 31, 2005

9.85

.06

.07

.13

(.26)

—

(.26)

(.13)

9.72

1.17%

1.86%

0.60%

1,692%

2,955

March 31, 2004

7.06

.09

2.78

2.87

(.08)

—

(.08)

2.79

9.85

40.67%

1.86%

1.04%

1,435%

3,712

Banking Fund A-Class

March 31, 2008

10.47

.20

(3.42)

(3.22)

(.10)

—

(.10)

(3.32)

7.15

(30.90)%

1.55%

2.33%

1,417%

547

March 31, 2007

10.34

.17

.04

.21

(.08)

—

(.08)

.13

10.47

1.96%

1.62%

1.54%

954%

187

March 31, 2006

9.72

.14

.64

.78

(.16)

—

(.16)

.62

10.34

8.07%

1.62%

1.40%

1,834%

97

March 31, 2005*

10.06

.06

(.14)

(.08)

(.26)

—

(.26)

(.34)

9.72

(0.95)%

1.57%**

1.03%**

1,692%

15

Banking Fund C-Class

March 31, 2008

10.27

.16

(3.38)

(3.22)

(.10)

—

(.10)

(3.32)

6.95

(31.51)%

2.35%

1.89%

1,417%

3,408

March 31, 2007

10.20

.07

.08

.15

(.08)

—

(.08)

.07

10.27

1.40%

2.37%

0.63%

954%

3,180

March 31, 2006

9.66

.06

.64

.70

(.16)

—

(.16)

.54

10.20

7.29%

2.35%

0.59%

1,834%

673

March 31, 2005

9.87

.04

.01

.05

(.26)

—

(.26)

(.21)

9.66

0.35%

2.34%

0.43%

1,692%

867

March 31, 2004

7.12

.04

2.79

2.83

(.08)

—

(.08)

2.75

9.87

39.76%

2.37%

0.41%

1,435%

1,829

Basic Materials Fund Investor Class

March 31, 2008

42.25

.15

8.18

8.33

(.09)

—

(.09)

8.24

50.49

19.71%

1.37%

0.31%

225%

120,870

March 31, 2007

35.23

.41

6.91

7.32

(.30)

—

(.30)

7.02

42.25

20.86%

1.36%

1.09%

442%

68,862

March 31, 2006

30.66

.32

4.44

4.76

(.19)

—

(.19)

4.57

35.23

15.60%

1.35%

1.04%

826%

23,630

March 31, 2005

25.46

.14

5.06

5.20

—

—

—

5.20

30.66

20.42%

1.33%

0.51%

891%

34,039

March 31, 2004

17.22

.05

8.32

8.37

(.13)

—

(.13)

8.24

25.46

48.70%

1.38%

0.20%

1,669%

29,749

Basic Materials Fund Advisor Class

March 31, 2008

40.61

(.11)

7.86

7.75

(.09)

—

(.09)

7.66

48.27

19.08%

1.87%

(0.25)%

225%

11,899

March 31, 2007

34.03

.26

6.62

6.88

(.30)

—

(.30)

6.58

40.61

20.30%

1.87%

0.72%

442%

15,974

March 31, 2006

29.78

.16

4.28

4.44

(.19)

—

(.19)

4.25

34.03

14.98%

1.85%

0.55%

826%

7,619

March 31, 2005

24.85

.01

4.92

4.93

—

—

—

4.93

29.78

19.84%

1.82%

0.03%

891%

12,987

March 31, 2004

16.89

.02

8.07

8.09

(.13)

—

(.13)

7.96

24.85

47.99%

1.87%

0.09%

1,669%

13,483

Basic Materials Fund A-Class

March 31, 2008

40.92

.03

7.94

7.97

(.09)

—

(.09)

7.88

48.80

19.47%

1.62%

0.07%

225%

6,985

March 31, 2007

34.19

.33

6.70

7.03

(.30)

—

(.30)

6.73

40.92

20.65%

1.62%

0.92%

442%

2,076

March 31, 2006

29.84

.29

4.25

4.54

(.19)

—

(.19)

4.35

34.19

15.29%

1.63%

0.97%

826%

659

March 31, 2005*

25.80

.07

3.97

4.04

—

—

—

4.04

29.84

15.66%

1.55%**

0.44%**

891%

210

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net

Net Increase

NET ASSET

Net

Realized

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

and Unrealized

in Net Asset

from Net

from Net

(Decrease)

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

in Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Basic Materials Fund C-Class

March 31, 2008

$39.76

$ (.28)

$ 7.63

$ 7.35

$ (.09)

$ —

$ (.09)

$ 7.26

$47.02

18.48%

2.37%

(0.63)%

225%

$

12,725

March 31, 2007

33.48

.04

6.54

6.58

(.30)

—

(.30)

6.28

39.76

19.74%

2.37%

0.11%

442%

7,017

March 31, 2006

29.44

.03

4.20

4.23

(.19)

—

(.19)

4.04

33.48

14.44%

2.36%

0.11%

826%

6,041

March 31, 2005

24.68

(.12)

4.88

4.76

—

—

—

4.76

29.44

19.29%

2.32%

(0.43)%

891%

7,421

March 31, 2004

16.86

(.14)

8.09

7.95

(.13)

—

(.13)

7.82

24.68

47.25%

2.38%

(0.62)%

1,669%

5,311

Biotechnology Fund Investor Class

March 31, 2008

21.21

(.22)

.52

.30

—

—

—

.30

21.51

1.41%

1.39%

(0.94)%

193%

47,696

March 31, 2007

23.45

(.27)

(1.97)

(2.24)

—

—

—

(2.24)

21.21

(9.55)%

1.37%

(1.23)%

269%

61,366

March 31, 2006

17.59

(.26)

6.12

5.86

—

—

—

5.86

23.45

33.31%

1.34%

(1.25)%

338%

104,126

March 31, 2005

20.56

(.24)

(2.73)

(2.97)

—

—

—

(2.97)

17.59

(14.45)%

1.33%

(1.25)%

585%

74,890

March 31, 2004

13.75

(.24)

7.05

6.81

—

—

—

6.81

20.56

49.53%

1.35%

(1.31)%

548%

135,619

Biotechnology Fund Advisor Class

March 31, 2008

20.20

(.31)

.50

.19

—

—

—

.19

20.39

0.94%

1.89%

(1.42)%

193%

4,220

March 31, 2007

22.44

(.37)

(1.87)

(2.24)

—

—

—

(2.24)

20.20

(9.98)%

1.87%

(1.75)%

269%

5,295

March 31, 2006

16.91

(.36)

5.89

5.53

—

—

—

5.53

22.44

32.70%

1.86%

(1.76)%

338%

26,240

March 31, 2005

19.86

(.32)

(2.63)

(2.95)

—

—

—

(2.95)

16.91

(14.85)%

1.83%

(1.75)%

585%

10,231

March 31, 2004

13.35

(.32)

6.83

6.51

—

—

—

6.51

19.86

48.76%

1.84%

(1.79)%

548%

12,708

Biotechnology Fund A-Class

March 31, 2008

20.30

(.27)

.51

.24

—

—

—

.24

20.54

1.18%

1.62%

(1.26)%

193%

2,321

March 31, 2007

22.50

(.31)

(1.89)

(2.20)

—

—

—

(2.20)

20.30

(9.78)%

1.62%

(1.50)%

269%

849

March 31, 2006

16.93

(.33)

5.90

5.57

—

—

—

5.57

22.50

32.90%

1.63%

(1.52)%

338%

5,087

March 31, 2005*

17.89

(.16)

(.80)

(.96)

—

—

—

(.96)

16.93

(5.37)%

1.53%**

(1.47)%**

585%

74

Biotechnology Fund C-Class

March 31, 2008

19.95

(.42)

.50

.08

—

—

—

.08

20.03

0.40%

2.38%

(1.99)%

193%

3,671

March 31, 2007

22.27

(.46)

(1.86)

(2.32)

—

—

—

(2.32)

19.95

(10.42)%

2.36%

(2.23)%

269%

2,678

March 31, 2006

16.87

(.47)

5.87

5.40

—

—

—

5.40

22.27

32.01%

2.36%

(2.27)%

338%

7,786

March 31, 2005

19.92

(.42)

(2.63)

(3.05)

—

—

—

(3.05)

16.87

(15.31)%

2.33%

(2.23)%

585%

2,625

March 31, 2004

13.47

(.43)

6.88

6.45

—

—

—

6.45

19.92

47.88%

2.36%

(2.32)%

548%

3,567

Consumer Products Fund Investor Class

March 31, 2008

36.11

.52

.13

.65

(.36)

—

(.36)

.29

36.40

1.72%

1.37%

1.37%

449%

8,722

March 31, 2007

31.03

.43

4.71

5.14

(.06)

—

(.06)

5.08

36.11

16.58%

1.37%

1.29%

455%

21,814

March 31, 2006

30.50

.30

.65

.95

(.42)

—

(.42)

.53

31.03

3.13%

1.32%

0.98%

813%

11,815

March 31, 2005

28.68

.18

1.65

1.83

(.01)

—

(.01)

1.82

30.50

6.40%

1.33%

0.60%

907%

15,470

March 31, 2004

20.85

.14

7.74

7.88

(.05)

—

(.05)

7.83

28.68

37.84%

1.36%

0.56%

914%

23,560

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net

Net Increase

NET ASSET

Net

Realized

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

and Unrealized

in Net Asset

from Net

from Net

(Decrease)

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

in Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Consumer Products Fund Advisor Class

March 31, 2008

$34.68

$ .15

$ .31

$ .46

$ (.36)

$ —

$ (.36)

$ .10

$34.78

1.25%

1.87%

0.42%

449%

$

5,384

March 31, 2007

29.96

.20

4.58

4.78

(.06)

—

(.06)

4.72

34.68

15.97%

1.86%

0.64%

455%

5,754

March 31, 2006

29.66

.03

.69

.72

(.42)

—

(.42)

.30

29.96

2.44%

1.82%

0.08%

813%

6,487

March 31, 2005

27.99

.05

1.63

1.68

(.01)

—

(.01)

1.67

29.66

6.02%

1.82%

0.19%

907%

26,851

March 31, 2004

20.46

(.04)

7.62

7.58

(.05)

—

(.05)

7.53

27.99

37.10%

1.86%

(0.18)%

914%

13,357

Consumer Products Fund A-Class

March 31, 2008

34.90

.50

.05

.55

(.36)

—

(.36)

.19

35.09

1.50%

1.63%

1.38%

449%

1,682

March 31, 2007

30.07

.42

4.47

4.89

(.06)

—

(.06)

4.83

34.90

16.27%

1.61%

1.30%

455%

3,935

March 31, 2006

29.69

.18

.62

.80

(.42)

—

(.42)

.38

30.07

2.71%

1.60%

0.62%

813%

1,475

March 31, 2005*

27.42

.06

2.22

2.28

(.01)

—

(.01)

2.27

29.69

8.33%

1.56%**

0.42%**

907%

463

Consumer Products Fund C-Class

March 31, 2008

34.04

.17

.10

.27

(.36)

—

(.36)

(.09)

33.95

0.71%

2.37%

0.49%

449%

3,903

March 31, 2007

29.55

.20

4.35

4.55

(.06)

—

(.06)

4.49

34.04

15.41%

2.36%

0.62%

455%

5,472

March 31, 2006

29.53

(.03)

.47

.44

(.42)

—

(.42)

.02

29.55

1.50%

2.33%

(0.11)%

813%

1,340

March 31, 2005

27.92

(.13)

1.75

1.62

(.01)

—

(.01)

1.61

29.53

5.82%

2.31%

(0.44)%

907%

8,048

March 31, 2004

20.52

(.20)

7.65

7.45

(.05)

—

(.05)

7.40

27.92

36.36%

2.37%

(0.79)%

914%

4,259

Electronics Fund Investor Class

March 31, 2008

12.46

(.05)

(2.35)

(2.40)

—

—

—

(2.40)

10.06

(19.26)%

1.36%

(0.37)%

784%

9,835

March 31, 2007

13.52

(.10)

(.96)

(1.06)

—

—

—

(1.06)

12.46

(7.84)%

1.37%

(0.76)%

759%

15,376

March 31, 2006

10.31

(.11)

3.32

3.21

—

—

—

3.21

13.52

31.13%

1.34%

(0.91)%

911%

34,194

March 31, 2005

13.43

(.08)

(3.04)

(3.12)

—

—

—

(3.12)

10.31

(23.23)%

1.33%

(0.76)%

1,106%

27,150

March 31, 2004

8.08

(.15)

5.50

5.35

—

—

—

5.35

13.43

66.21%

1.36%

(1.20)%

1,359%

46,200

Electronics Fund Advisor Class

March 31, 2008

11.88

(.12)

(2.20)

(2.32)

—

—

—

(2.32)

9.56

(19.53)%

1.88%

(0.98)%

784%

566

March 31, 2007

12.98

(.15)

(.95)

(1.10)

—

—

—

(1.10)

11.88

(8.47)%

1.87%

(1.20)%

759%

1,511

March 31, 2006

9.95

(.16)

3.19

3.03

—

—

—

3.03

12.98

30.45%

1.84%

(1.39)%

911%

14,089

March 31, 2005

13.02

(.14)

(2.93)

(3.07)

—

—

—

(3.07)

9.95

(23.58)%

1.83%

(1.32)%

1,106%

12,613

March 31, 2004

7.87

(.21)

5.36

5.15

—

—

—

5.15

13.02

65.44%

1.85%

(1.70)%

1,359%

3,341

Electronics Fund A-Class

March 31, 2008

11.99

(.11)

(2.23)

(2.34)

—

—

—

(2.34)

9.65

(19.52)%

1.62%

(0.90)%

784%

85

March 31, 2007

13.03

(.11)

(.93)

(1.04)

—

—

—

(1.04)

11.99

(7.98)%

1.63%

(0.94)%

759%

130

March 31, 2006

9.96

(.14)

3.21

3.07

—

—

—

3.07

13.03

30.82%

1.64%

(1.18)%

911%

1,253

March 31, 2005*

9.22

(.07)

.81

.74

—

—

—

.74

9.96

8.03%

1.59%**

(1.21)%**

1,106%

1

Electronics Fund C-Class

March 31, 2008

11.73

(.15)

(2.20)

(2.35)

—

—

—

(2.35)

9.38

(20.03)%

2.38%

(1.26)%

784%

962

March 31, 2007

12.86

(.20)

(.93)

(1.13)

—

—

—

(1.13)

11.73

(8.79)%

2.36%

(1.72)%

759%

2,876

March 31, 2006

9.90

(.21)

3.17

2.96

—

—

—

2.96

12.86

29.90%

2.36%

(1.91)%

911%

5,015

March 31, 2005

13.00

(.20)

(2.90)

(3.10)

—

—

—

(3.10)

9.90

(23.85)%

2.33%

(1.86)%

1,106%

2,119

March 31, 2004

7.91

(.27)

5.36

5.09

—

—

—

5.09

13.00

64.35%

2.36%

(2.20)%

1,359%

1,111

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net

NET ASSET

Net

Realized

Net Increase

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

and Unrealized

in Net Asset

from Net

from Net

(Decrease)

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains on

Value Resulting

Investment

Realized

Total

in Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Energy Fund Investor Class

March 31, 2008

$23.19

$ (.03)

$ 4.86

$ 4.83

$ —

$ (.73)

$ (.73)

$ 4.10

$27.29

20.91%

1.37%

1.37%

(0.10)%

188%

$

63,325

March 31, 2007

21.68

(—)§

1.92

1.92

—

(.41)

(.41)

1.51

23.19

8.87%

1.36%

1.36%

(0.01)%

283%

75,204

March 31, 2006

17.12

.02

5.02

5.04

(.03)

(.45)

(.48)

4.56

21.68

29.60%

1.34%

1.34%

0.08%

415%

90,331

March 31, 2005

11.94

.05

5.14

5.19

(.01)

—

(.01)

5.18

17.12

43.43%

1.33%

1.33%

0.40%

546%

111,762

March 31, 2004

8.80

—§

3.17

3.17

(.03)

—

(.03)

3.14

11.94

36.12%

1.36%

1.36%

0.04%

913%

61,800

Energy Fund Advisor Class

March 31, 2008

22.29

(.15)

4.66

4.51

—

(.73)

(.73)

3.78

26.07

20.31%

1.86%

1.86%

(0.58)%

188%

17,713

March 31, 2007

20.96

(.12)

1.86

1.74

—

(.41)

(.41)

1.33

22.29

8.31%

1.86%

1.86%

(0.54)%

283%

14,613

March 31, 2006

16.65

(.07)

4.86

4.79

(.03)

(.45)

(.48)

4.31

20.96

28.93%

1.85%

1.84%

(0.38)%

415%

18,162

March 31, 2005

11.68

(.02)

5.00

4.98

(.01)

—

(.01)

4.97

16.65

42.60%

1.82%

1.82%

(0.11)%

546%

25,000

March 31, 2004

8.63

(.03)

3.11

3.08

(.03)

—

(.03)

3.05

11.68

35.79%

1.92%

1.92%

(0.25)%

913%

4,895

Energy Fund A-Class

March 31, 2008

22.44

(.08)

4.67

4.59

—

(.73)

(.73)

3.86

26.30

20.54%

1.61%

1.61%

(0.31)%

188%

6,378

March 31, 2007

21.04

(.06)

1.87

1.81

—

(.41)

(.41)

1.40

22.44

8.62%

1.61%

1.61%

(0.29)%

283%

3,307

March 31, 2006

16.68

(.05)

4.89

4.84

(.03)

(.45)

(.48)

4.36

21.04

29.18%

1.61%

1.60%

(0.25)%

415%

3,210

March 31, 2005*

12.79

.02

3.88

3.90

(.01)

—

(.01)

3.89

16.68

30.46%

1.45%**

1.45%**

0.19%**

546%

744

Energy Fund C-Class

March 31, 2008

21.81

(.27)

4.56

4.29

—

(.73)

(.73)

3.56

25.37

19.74%

2.36%

2.36%

(1.07)%

188%

20,989

March 31, 2007

20.62

(.21)

1.81

1.60

—

(.41)

(.41)

1.19

21.81

7.77%

2.36%

2.36%

(1.00)%

283%

18,624

March 31, 2006

16.47

(.16)

4.79

4.63

(.03)

(.45)

(.48)

4.15

20.62

28.27%

2.35%

2.35%

(0.88)%

415%

23,734

March 31, 2005

11.60

(.08)

4.96

4.88

(.01)

—

(.01)

4.87

16.47

42.03%

2.33%

2.33%

(0.61)%

546%

17,993

March 31, 2004

8.63

(.12)

3.12

3.00

(.03)

—

(.03)

2.97

11.60

34.86%

2.36%

2.36%

(1.08)%

913%

6,571

Energy Services Fund Investor Class

March 31, 2008

47.47

(.43)

11.00

10.57

—

—

—

10.57

58.04

22.27%

1.37%

1.37%

(0.77)%

193%

82,691

March 31, 2007

45.05

(.36)

2.78

2.42

—

—

—

2.42

47.47

5.37%

1.36%

1.36%

(0.80)%

196%

91,095

March 31, 2006

30.12

(.30)

15.23

14.93

—

—

—

14.93

45.05

49.57%

1.35%

1.35%

(0.81)%

324%

147,439

March 31, 2005

21.74

(.22)

8.60

8.38

—

—

—

8.38

30.12

38.55%

1.31%

1.31%

(0.85)%

501%

99,603

March 31, 2004

17.37

(.18)

4.55

4.37

—

—

—

4.37

21.74

25.16%

1.37%

1.37%

(0.96)%

1,009%

47,344

Energy Services Fund Advisor Class

March 31, 2008

45.58

(.69)

10.56

9.87

—

—

—

9.87

55.45

21.65%

1.87%

1.87%

(1.28)%

193%

15,929

March 31, 2007

43.46

(.58)

2.70

2.12

—

—

—

2.12

45.58

4.88%

1.86%

1.86%

(1.35)%

196%

18,237

March 31, 2006

29.21

(.47)

14.72

14.25

—

—

—

14.25

43.46

48.78%

1.85%

1.85%

(1.33)%

324%

44,033

March 31, 2005

21.18

(.33)

8.36

8.03

—

—

—
8.03

29.21

37.91%

1.82%

1.82%

(1.37)%

501%

24,647

March 31, 2004

17.01

(.27)

4.44

4.17

—

—

—

4.17

21.18

24.51%

1.87%

1.87%

(1.39)%

1,009%

25,302

Energy Services Fund A-Class

March 31, 2008

45.90

(.55)

10.64

10.09

—

—

—

10.09

55.99

21.98%

1.62%

1.62%

(1.01)%

193%

11,450

March 31, 2007

43.67

(.41)

2.64

2.23

—

—

—

2.23

45.90

5.11%

1.61%

1.61%

(0.97)%

196%

6,151

March 31, 2006

29.25

(.39)

14.81

14.42

—

—

—

14.42

43.67

49.30%

1.63%

1.63%

(1.00)%

324%

6,569

March 31, 2005*

23.18

(.18)

6.25

6.07

—

—

—

6.07

29.25

26.19%

1.53%**

1.53%**

(1.13)%**

501%

313

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net

Net Increase

NET ASSET

Net

Realized

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

and Unrealized

in Net Asset

from Net

from Net

(Decrease)

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

in Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Energy Services Fund C-Class

March 31, 2008

$44.79

$ (.93)

$ 10.36

$ 9.43

$ —

$ —

$ —

$ 9.43

$54.22

21.05%

2.37%

2.37%

(1.76)%

193%

$

29,316

March 31, 2007

42.92

(.74)

2.61

1.87

—

—

—

1.87

44.79

4.36%

2.36%

2.36%

(1.77)%

196%

24,500

March 31, 2006

28.98

(.65)

14.59

13.94

—

—

—

13.94

42.92

48.10%

2.36%

2.36%

(1.82)%

324%

27,542

March 31, 2005

21.12

(.45)

8.31

7.86

—

—

—

7.86

28.98

37.22%

2.31%

2.31%

(1.84)%

501%

11,529

March 31, 2004

17.04

(.35)

4.43

4.08

—

—

—

4.08

21.12

23.94%

2.37%

2.37%

(1.86)%

1,009%

2,833

Financial Services Fund Investor Class

March 31, 2008

14.25

.17

(4.02)

(3.85)

(.22)

—

(.22)

(4.07)

10.18

(27.26)%

1.38%

1.38%

1.25%

913%

4,640

March 31, 2007

13.26

.14

.91

1.05

(.06)

—

(.06)

.99

14.25

7.94%

1.34%

1.34%

1.03%

534%

22,658

March 31, 2006

11.40

.17

1.81

1.98

(.12)

—

(.12)

1.86

13.26

17.42%

1.36%

1.34%

1.32%

821%

12,226

March 31, 2005

11.09

.10

.29

.39

(.08)

—

(.08)

.31

11.40

3.46%

1.33%

1.33%

0.91%

1,005%

7,741

March 31, 2004

7.66

.09

3.38

3.47

(.04)

—

(.04)

3.43

11.09

45.36%

1.36%

1.36%

0.94%

1,200%

34,423

Financial Services Fund Advisor Class

March 31, 2008

13.76

.09

(3.85)

(3.76)

(.22)

—

(.22)

(3.98)

9.78

(27.58)%

1.89%

1.89%

0.70%

913%

1,957

March 31, 2007

12.88

.07

.87

.94

(.06)

—

(.06)

.88

13.76

7.32%

1.84%

1.84%

0.54%

534%

16,786

March 31, 2006

11.13

.10

1.77

1.87

(.12)

—

(.12)

1.75

12.88

16.85%

1.85%

1.83%

0.82%

821%

6,801

March 31, 2005

10.89

.05

.27

.32

(.08)

—

(.08)

.24

11.13

2.88%

1.83%

1.83%

0.43%

1,005%

27,181

March 31, 2004

7.57

.04

3.32

3.36

(.04)

—

(.04)

3.32

10.89

44.45%

1.86%

1.86%

0.39%

1,200%

40,885

Financial Services Fund A-Class

March 31, 2008

13.82

.16

(3.90)

(3.74)

(.22)

—

(.22)

(3.96)

9.86

(27.32)%

1.59%

1.59%

1.42%

913%

1,367

March 31, 2007

12.91

.10

.87

.97

(.06)

—

(.06)

.91

13.82

7.54%

1.61%

1.61%

0.74%

534%

1,107

March 31, 2006

11.13

.14

1.76

1.90

(.12)

—

(.12)

1.78

12.91

17.12%

1.65%

1.64%

1.18%

821%

4,295

March 31, 2005*

10.75

.05

.41

.46

(.08)

—

(.08)

.38

11.13

4.22%

1.55%**

1.55%**

0.70%**

1,005%

5

Financial Services Fund C-Class

March 31, 2008

13.46

.05

(3.78)

(3.73)

(.22)

—

(.22)

(3.95)

9.51

(27.98)%

2.37%

2.37%

0.45%

913%

2,847

March 31, 2007

12.67

.01

.84

.85

(.06)

—

(.06)

.79

13.46

6.73%

2.34%

2.34%

0.06%

534%

5,382

March 31, 2006

11.01

.01

1.77

1.78

(.12)

—

(.12)

1.66

12.67

16.21%

2.36%

2.34%

0.11%

821%

2,081

March 31, 2005

10.84

(.01)

.26

.25

(.08)

—

(.08)

.17

11.01

2.24%

2.33%

2.33%

(0.10)%

1,005%

1,689

March 31, 2004

7.57

(.02)

3.33

3.31

(.04)

—

(.04)

3.27

10.84

43.78%

2.37%

2.37%

(0.23)%

1,200%

2,242

Health Care Fund Investor Class

March 31, 2008

15.28

(.02)

(.98)

(1.00)

—

—

—

(1.00)

14.28

(6.54)%

1.37%

1.37%

(0.13)%

444%

22,062

March 31, 2007

14.54

.03

.71

.74

—

—

—

.74

15.28

5.09%

1.35%

1.35%

0.23%

545%

33,878

March 31, 2006

12.71

(.05)

1.88

1.83

—

—

—

1.83

14.54

14.40%

1.33%

1.33%

(0.35)%

568%

46,432

March 31, 2005

12.50

(.05)

.26

.21

—

—

—

.21

12.71

1.68%

1.34%

1.34%

(0.42)%

610%

35,500

March 31, 2004

9.21

(.07)

3.36

3.29

—

—

—

3.29

12.50

35.72%

1.36%

1.36%

(0.56)%

1,204%

19,801

Health Care Fund Advisor Class

March 31, 2008

14.59

(.09)

(.93)

(1.02)

—

—

—

(1.02)

13.57

(6.99)%

1.86%

1.86%

(0.60)%

444%

13,099

March 31, 2007

13.94

(.05)

.70

.65

—

—

—

.65

14.59

4.66%

1.85%

1.85%

(0.37)%

545%

17,327

March 31, 2006

12.25

(.12)

1.81

1.69

—

—

—

1.69

13.94

13.80%

1.84%

1.84%

(0.89)%

568%

14,577

March 31, 2005

12.11

(.10)

.24

.14

—

—

—

.14

12.25

1.16%

1.84%

1.84%

(0.83)%

610%

16,511

March 31, 2004

8.97

(.12)

3.26

3.14

—

—

—

3.14

12.11

35.01%

1.85%

1.85%

(1.05)%

1,204%

27,102

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net

Net Increase

NET ASSET

Net

Realized

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

and Unrealized

in Net Asset

from Net

from Net

(Decrease)

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

in Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Health Care Fund A-Class

March 31, 2008

$14.67

$ (.06)

$ (.93)

$ (.99)

$ —

$ —

$ —

$ (.99)

$13.68

(6.75)%

1.61%

(0.36)%

444%

$

730

March 31, 2007

13.98

(.02)

.71

.69

—

—

—

.69

14.67

4.94%

1.60%

(0.13)%

545%

818

March 31, 2006

12.25

(.08)

1.81

1.73

—

—

—

1.73

13.98

14.12%

1.62%

(0.60)%

568%

2,239

March 31, 2005*

11.65

(.05)

.65

.60

—

—

—

.60

12.25

5.15%

1.56%**

(0.65)%**

610%

1

Health Care Fund C-Class

March 31, 2008

14.35

(.16)

(.91)

(1.07)

—

—

—

(1.07)

13.28

(7.46)%

2.37%

(1.12)%

444%

5,677

March 31, 2007

13.79

(.10)

.66

.56

—

—

—

.56

14.35

4.06%

2.34%

(0.73)%

545%

8,720

March 31, 2006

12.19

(.18)

1.78

1.60

—

—

—

1.60

13.79

13.13%

2.34%

(1.39)%

568%

7,114

March 31, 2005

12.11

(.16)

.24

.08

—

—

—

.08

12.19

0.66%

2.33%

(1.36)%

610%

4,017

March 31, 2004

9.03

(.18)

3.26

3.08

—

—

—

3.08

12.11

34.11%

2.37%

(1.60)%

1,204%

2,865

Internet Fund Investor Class

March 31, 2008

41.11

.46à

(2.87)

(2.41)

(.15)

—

(.15)

(2.56)

38.55

(5.92)%

1.38%

1.00%àà

870%

4,365

March 31, 2007

40.22

(.44)

1.33

.89

—

—

—

.89

41.11

2.21%

1.37%

(1.09)%

864%

5,496

March 31, 2006

32.29

(.40)

8.33

7.93

—

—

—

7.93

40.22

24.56%

1.34%

(1.10)%

1,371%

16,288

March 31, 2005

35.66

(.43)

(2.94)

(3.37)

—

—

—

(3.37)

32.29

(9.45)%

1.34%

(1.23)%

1,947%

5,210

March 31, 2004

20.43

(.41)

15.64

15.23

—

—

—

15.23

35.66

74.55%

1.36%

(1.31)%

1,340%

15,292

Internet Fund Advisor Class

March 31, 2008

39.61

(.09)à

(2.42)

(2.51)

(.15)

—

(.15)

(2.66)

36.95

(6.40)%

1.88%

(0.21)%àà

870%

1,364

March 31, 2007

38.94

(.63)

1.30

.67

—

—

—

.67

39.61

1.72%

1.87%

(1.60)%

864%

863

March 31, 2006

31.41

(.55)

8.08

7.53

—

—

—

7.53

38.94

23.97%

1.85%

(1.58)%

1,371%

3,696

March 31, 2005

34.85

(.60)

(2.84)

(3.44)

—

—

—

(3.44)

31.41

(9.87)%

1.83%

(1.72)%

1,947%

829

March 31, 2004

20.05

(.54)

15.34

14.80

—

—

—

14.80

34.85

73.82%

1.86%

(1.81)%

1,340%

12,090

Internet Fund A-Class

March 31, 2008

39.87

(.19)à

(2.24)

(2.43)

(.15)

—

(.15)

(2.58)

37.29

(6.16)%

1.63%

(0.44)%àà

870%

116

March 31, 2007

39.07

(.52)

1.32

.80

—

—

—

.80

39.87

2.05%

1.61%

(1.37)%

864%

139

March 31, 2006

31.45

(.50)

8.12

7.62

—

—

—

7.62

39.07

24.23%

1.63%

(1.36)%

1,371%

470

March 31, 2005*

30.65

(.31)

1.11

.80

—

—

—

.80

31.45

2.61%

1.55%**

(1.46)%**

1,947%

4

Internet Fund C-Class

March 31, 2008

38.79

(.38)à

(2.25)

(2.63)

(.15)

—

(.15)

(2.78)

36.01

(6.84)%

2.37%

(0.89)%àà

870%

1,608

March 31, 2007

38.30

(.78)

1.27

.49

—

—

—

.49

38.79

1.28%

2.36%

(2.10)%

864%

1,017

March 31, 2006

31.06

(.73)

7.97

7.24

—

—

—

7.24

38.30

23.31%

2.35%

(2.09)%

1,371%

2,273

March 31, 2005

34.64

(.73)

(2.85)

(3.58)

—

—

—

(3.58)

31.06

(10.33)%

2.33%

(2.19)%

1,947%

1,596

March 31, 2004

20.04

(.72)

15.32

14.60

—

—

—

14.60

34.64

72.85%

2.36%

(2.31)%

1,340%

1,556

Leisure Fund Investor Class

March 31, 2008

35.87

.09

(4.24)

(4.15)

—

—

—

(4.15)

31.72

(11.57)%

1.39%

0.24%

646%

3,283

March 31, 2007

32.56

(—)§

3.31

3.31

—

—

—

3.31

35.87

10.17%

1.37%

(0.01)%

675%

9,130

March 31, 2006

30.50

(.07)

2.13

2.06

—

—

—

2.06

32.56

6.75%

1.34%

(0.25)%

734%

16,418

March 31, 2005

27.66

(.17)

3.01

2.84

—

—

—

2.84

30.50

10.27%

1.31%

(0.57)%

1,046%

15,080

March 31, 2004

17.88

(.06)

9.84

9.78

—

—

—

9.78

27.66

54.70%

1.36%

(0.31)%

1,870%

25,030

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net

Net Increase

NET ASSET

Realized

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net Assets,

VALUE,

Net

and Unrealized

in Net Asset

from Net

from Net

(Decrease)

VALUE,

Total

Net

Portfolio

End of

BEGINNING

Investment

Gains (Losses)

Value Resulting

Investment

Realized

Total

in Net Asset

END OF

Investment

Total

Investment

Turnover

Period (000’s

Year Ended

OF PERIOD

Loss†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Loss

Rate

omitted)

Leisure Fund Advisor Class

March 31, 2008

$34.14

$ (.07)

$ (4.01)

$ (4.08)

$ —

$ —

$ —

$ (4.08)

$30.06

(11.95)%

1.89%

(0.22)%

646%

$

1,611

March 31, 2007

31.15

(.10)

3.09

2.99

—

—

—

2.99

34.14

9.60%

1.87%

(0.32)%

675%

4,903

March 31, 2006

29.34

(.32)

2.13

1.81

—

—

—

1.81

31.15

6.17%

1.80%

(1.10)%

734%

5,372

March 31, 2005

26.74

(.30)

2.90

2.60

—

—

—

2.60

29.34

9.72%

1.82%

(1.10)%

1,046%

27,750

March 31, 2004

17.37

(.23)

9.60

9.37

—

—

—

9.37

26.74

53.94%

1.86%

(1.06)%

1,870%

39,789

Leisure Fund A-Class

March 31, 2008

34.32

(.07)

(3.95)

(4.02)

—

—

—

(4.02)

30.30

(11.71)%

1.67%

(0.20)%

646%

206

March 31, 2007

31.24

(.14)

3.22

3.08

—

—

—

3.08

34.32

9.86%

1.60%

(0.41)%

675%

2,198

March 31, 2006

29.34

(.14)

2.04

1.90

—

—

—

1.90

31.24

6.48%

1.60%

(0.49)%

734%

68

March 31, 2005*

24.59

(.08)

4.83

4.75

—

—

—

4.75

29.34

19.32%

1.55%**

(1.02)%**

1,046%

12

Leisure Fund C-Class

March 31, 2008

33.86

(.28)

(3.92)

(4.20)

—

—

—

(4.20)

29.66

(12.40)%

2.40%

(0.81)%

646%

430

March 31, 2007

31.05

(.31)

3.12

2.81

—

—

—

2.81

33.86

9.05%

2.36%

(0.96)%

675%

3,091

March 31, 2006

29.39

(.40)

2.06

1.66

—

—

—

1.66

31.05

5.65%

2.32%

(1.40)%

734%

997

March 31, 2005

26.93

(.40)

2.86

2.46

—

—

—

2.46

29.39

9.13%

2.31%

(1.44)%

1,046%

2,502

March 31, 2004

17.61

(.38)

9.70

9.32

—

—

—

9.32

26.93

52.92%

2.37%

(1.59)%

1,870%

2,165

Precious Metals Fund Investor Class

March 31, 2008

56.21

(.37)

14.05

13.68

—

—

—

13.68

69.89

24.34%

1.27%

(0.58)%

203%

149,805

March 31, 2007

54.50

(.03)

1.74

1.71

—

—

—

1.71

56.21

3.14%

1.26%

(0.05)%

259%

149,876

March 31, 2006

35.64

(.07)

18.93

18.86

—

—

—

18.86

54.50

52.92%

1.24%

(0.16)%

277%

213,017

March 31, 2005

44.32

(.05)

(8.63)

(8.68)

—

—

—

(8.68)

35.64

(19.58)%

1.23%

(0.12)%

358%

130,718

March 31, 2004

26.78

(.12)

17.67

17.55

(.01)

—

(.01)

17.54

44.32

65.53%

1.26%

(0.32)%

550%

236,961

Precious Metals Fund Advisor Class

March 31, 2008

55.24

(.69)

13.81

13.12

—

—

—

13.12

68.36

23.75%

1.77%

(1.09)%

203%

11,817

March 31, 2007

53.83

(.27)

1.68

1.41

—

—

—

1.41

55.24

2.62%

1.76%

(0.51)%

259%

8,387

March 31, 2006

35.37

(.28)

18.74

18.46

—

—

—

18.46

53.83

52.19%

1.75%

(0.70)%

277%

14,087

March 31, 2005

44.17

(.03)

(8.77)

(8.80)

—

—

—

(8.80)

35.37

(19.92)%

1.72%

(0.09)%

358%

8,596

March 31, 2004*

31.68

(.18)

12.68

12.50

(.01)

—

(.01)

12.49

44.17

39.46%

1.72%**

(0.68)%**

550%

2,112

Precious Metals Fund A-Class

March 31, 2008

55.59

(.55)

13.92

13.37

—

—

—

13.37

68.96

24.05%

1.52%

(0.84)%

203%

10,911

March 31, 2007

54.03

(.15)

1.71

1.56

—

—

—

1.56

55.59

2.89%

1.51%

(0.28)%

259%

4,778

March 31, 2006

35.41

(.19)

18.81

18.62

—

—

—

18.62

54.03

52.58%

1.52%

(0.43)%

277%

5,701

March 31, 2005*

37.26

(.01)

(1.84)

(1.85)

—

—

—

(1.85)

35.41

(4.97)%

1.45%**

(0.02)%**

358%

217

Precious Metals Fund C-Class

March 31, 2008

53.12

(.97)

13.23

12.26

—

—

—

12.26

65.38

23.08%

2.27%

(1.60)%

203%

26,319

March 31, 2008

52.02

(.51)

1.61

1.10

—

—

—

1.10

53.12

2.11%

2.26%

(1.00)%

259%

23,486

March 31, 2006

34.37

(.46)

18.11

17.65

—

—

—

17.65

52.02

51.35%

2.25%

(1.20)%

277%

24,266

March 31, 2005

43.16

(.39)

(8.40)

(8.79)

—

—

—

(8.79)

34.37

(20.37)%

2.23%

(1.08)%

358%

20,426

March 31, 2004

26.35

(.51)

17.33

16.82

(.01)

—

(.01)

16.81

43.16

63.83%

2.27%

(1.38)%

550%

17,998

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net

Net Increase

NET ASSET

Net

Realized

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

and Unrealized

in Net Asset

from Net

from Net

(Decrease)

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

in Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Retailing Fund Investor Class

March 31, 2008

$14.47

$ (.04)

$ (2.89)

$ (2.93)

$ —

$ —

$ —

$ (2.93)

$11.54

(20.25)%

1.37%

(0.27)%

1,205%

$

3,152

March 31, 2007

13.48

(.06)

1.05

.99

—

—

—

.99

14.47

7.34%

1.36%

(0.45)%

952%

4,033

March 31, 2006

12.30

(.08)

1.26

1.18

—

—

—

1.18

13.48

9.59%

1.33%

(0.60)%

1,163%

7,608

March 31, 2005

11.74

(.06)

.62

.56

—

—

—

.56

12.30

4.77%

1.33%

(0.54)%

1,505%

7,529

March 31, 2004

8.00

(.08)

3.82

3.74

—

—

—

3.74

11.74

46.75%

1.35%

(0.78)%

1,825%

11,738

Retailing Fund Advisor Class

March 31, 2008

13.97

(.12)

(2.75)

(2.87)

—

—

—

(2.87)

11.10

(20.54)%

1.87%

(0.89)%

1,205%

800

March 31, 2007

13.07

(.10)

1.00

.90

—

—

—

.90

13.97

6.89%

1.86%

(0.73)%

952%

2,791

March 31, 2006

11.99

(.15)

1.23

1.08

—

—

—

1.08

13.07

9.01%

1.82%

(1.18)%

1,163%

3,385

March 31, 2005

11.49

(.12)

.62

.50

—

—

—

.50

11.99

4.35%

1.83%

(1.09)%

1,505%

6,445

March 31, 2004

7.85

(.13)

3.77

3.64

—

—

—

3.64

11.49

46.37%

1.85%

(1.25)%

1,825%

15,863

Retailing Fund A-Class

March 31, 2008

14.04

(.10)

(2.76)

(2.86)

—

—

—

(2.86)

11.18

(20.37)%

1.63%

(0.73)%

1,205%

101

March 31, 2007

13.10

(.07)

1.01

.94

—

—

—

.94

14.04

7.18%

1.57%

(0.54)%

952%

385

March 31, 2006

12.01

(.11)

1.20

1.09

—

—

—

1.09

13.10

9.08%

1.59%

(0.87)%

1,163%

46

March 31, 2005*

10.45

(.07)

1.63

1.56

—

—

—

1.56

12.01

14.93%

1.68%**

(1.03)%**

1,505%

1

Retailing Fund C-Class

March 31, 2008

13.62

(.17)

(2.69)

(2.86)

—

—

—

(2.86)

10.76

(21.00)%

2.37%

(1.36)%

1,205%

1,291

March 31, 2007

12.80

(.15)

.97

.82

—

—

—

.82

13.62

6.41%

2.34%

(1.17)%

952%

2,650

March 31, 2006

11.80

(.20)

1.20

1.00

—

—

—

1.00

12.80

8.47%

2.34%

(1.65)%

1,163%

1,586

March 31, 2005

11.37

(.17)

.60

.43

—

—

—

.43

11.80

3.78%

2.33%

(1.52)%

1,505%

1,774

March 31, 2004

7.81

(.18)

3.74

3.56

—

—

—

3.56

11.37

45.58%

2.36%

(1.72)%

1,825%

2,362

Technology Fund Investor Class

March 31, 2008

12.53

(.10)

(.66)

(.76)

—

—

—

(.76)

11.77

(6.07)%

1.37%

(0.72)%

694%

9,916

March 31, 2007

12.35

(.11)

.29

.18

—

—

—

.18

12.53

1.46%

1.36%

(0.91)%

684%

14,274

March 31, 2006

10.35

(.09)

2.12

2.03

(.03)

—

(.03)

2.00

12.35

19.65%

1.33%

(0.79)%

666%

21,182

March 31, 2005

11.40

.03

(1.08)

(1.05)

—

—

—

(1.05)

10.35

(9.21)%

1.31%

0.33%

1,304%

13,346

March 31, 2004

7.11

(.11)

4.40

4.29

—

—

—

4.29

11.40

60.34%

1.36%

(1.07)%

1,853%

17,114

Technology Fund Advisor Class

March 31, 2008

12.05

(.15)

(.63)

(.78)

—

—

—

(.78)

11.27

(6.47)%

1.88%

(1.16)%

694%

2,077

March 31, 2007

11.94

(.16)

.27

.11

—

—

—

.11

12.05

0.92%

1.86%

(1.41)%

684%

4,807

March 31, 2006

10.06

(.14)

2.05

1.91

(.03)

—

(.03)

1.88

11.94

19.02%

1.84%

(1.32)%

666%

12,737

March 31, 2005

11.13

.02

(1.09)

(1.07)

—

—

—

(1.07)

10.06

(9.61)%

1.83%

0.21%

1,304%

10,693

March 31, 2004

6.97

(.16)

4.32

4.16

—

—

—

4.16

11.13

59.68%

1.86%

(1.58)%

1,853%

17,972

Technology Fund A-Class

March 31, 2008

12.09

(.11)

(.66)

(.77)

—

—

—

(.77)

11.32

(6.37)%

1.60%

(0.86)%

694%

546

March 31, 2007

11.95

(.14)

.28

.14

—

—

—

.14

12.09

1.17%

1.61%

(1.18)%

684%

278

March 31, 2006

10.07

(.13)

2.04

1.91

(.03)

—

(.03)

1.88

11.95

19.00%

1.63%

(1.15)%

666%

633

March 31, 2005*

9.32

—

.75

.75

—

—

—

.75

10.07

8.05%

1.54%**

0.00%**

1,304%

6

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net

Net Increase

NET ASSET

Net

Realized

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

and Unrealized

in Net Asset

from Net

from Net

(Decrease)

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

in Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Technology Fund C-Class

March 31, 2008

$11.87

$ (.21)

$ (.62)

$ (.83)

$ —

$ —

$ —

$ (.83)

$11.04

(6.99)%

2.35%

(1.67)%

694%

$

2,448

March 31, 2007

11.81

(.22)

.28

.06

—

—

—

.06

11.87

0.51%

2.35%

(1.91)%

684%

1,538

March 31, 2006

10.01

(.21)

2.04

1.83

(.03)

—

(.03)

1.80

11.81

18.31%

2.35%

(1.88)%

666%

2,800

March 31, 2005

11.10

—

(1.09)

(1.09)

—

—

—

(1.09)

10.01

(9.82)%

2.32%

0.00%

1,304%

1,284

March 31, 2004

7.00

(.21)

4.31

4.10

—

—

—

4.10

11.10

58.57%

2.36%

(2.13)%

1,853%

1,101

Telecommunications Fund Investor Class

March 31, 2008

19.02

.12

(2.08)

(1.96)

(.02)

—

(.02)

(1.98)

17.04

(10.32)%

1.37%

0.58%

528%

11,134

March 31, 2007

17.74

.16

1.23

1.39

(.11)

—

(.11)

1.28

19.02

7.87%

1.37%

0.89%

430%

16,699

March 31, 2006

14.33

.21

3.60

3.81

(.40)

—

(.40)

3.41

17.74

26.96%

1.38%

1.30%

820%

56,695

March 31, 2005

15.48

.09

(1.24)

(1.15)

—

—

—

(1.15)

14.33

(7.43)%

1.35%

0.60%

1,142%

6,003

March 31, 2004

10.05

—§

5.48

5.48

(.05)

—

(.05)

5.43

15.48

54.59%

1.37%

0.01%

1,506%

14,406

Telecommunications Fund Advisor Class

March 31, 2008

18.24

(.02)

(1.94)

(1.96)

(.02)

—

(.02)

(1.98)

16.26

(10.76)%

1.88%

(0.09)%

528%

835

March 31, 2007

17.10

.04

1.21

1.25

(.11)

—

(.11)

1.14

18.24

7.35%

1.83%

0.22%

430%

6,584

March 31, 2006

13.88

.12

3.50

3.62

(.40)

—

(.40)

3.22

17.10

26.46%

1.82%

0.81%

820%

8,487

March 31, 2005

15.07

.03

(1.22)

(1.19)

—

—

—

(1.19)

13.88

(7.90)%

1.86%

0.19%

1,142%

1,922

March 31, 2004

9.81

(.08)

5.39

5.31

(.05)

—

(.05)

5.26

15.07

54.20%

1.87%

(0.58)%

1,506%

7,376

Telecommunications Fund A-Class

March 31, 2008

18.28

.03

(1.96)

(1.93)

(.02)

—

(.02)

(1.95)

16.33

(10.57)%

1.61%

0.13%

528%

451

March 31, 2007

17.15

.05

1.19

1.24

(.11)

—

(.11)

1.13

18.28

7.27%

1.49%

0.28%

430%

2,126

March 31, 2006

13.90

(.03)

3.68

3.65

(.40)

—

(.40)

3.25

17.15

26.64%

1.88%

(0.18)%

820%

4,193

March 31, 2005*

13.55

.11

.24

.35

—

—

—

.35

13.90

2.58%

1.54%**

1.25%**

1,142%

3

Telecommunications Fund C-Class

March 31, 2008

17.93

(.10)

(1.90)

(2.00)

(.02)

—

(.02)

(2.02)

15.91

(11.17)%

2.37%

(0.50)%

528%

2,846

March 31, 2007

16.90

(.06)

1.20

1.14

(.11)

—

(.11)

1.03

17.93

6.78%

2.33%

(0.35)%

430%

4,763

March 31, 2006

13.81

.01

3.48

3.49

(.40)

—

(.40)

3.09

16.90

25.65%

2.31%

0.09%

820%

2,827

March 31, 2005

15.06

(.07)

(1.18)

(1.25)

—

—

—

(1.25)

13.81

(8.30)%

2.38%

(0.51)%

1,142%

1,784

March 31, 2004

9.84

(.15)

5.42

5.27

(.05)

—

(.05)

5.22

15.06

53.62%

2.37%

(1.09)%

1,506%

3,635

Transportation Fund Investor Class

March 31, 2008

29.16

.06

(4.01)

(3.95)

—

—

—

(3.95)

25.21

(13.55)%

1.36%

0.22%

952%

17,420

March 31, 2007

28.30

(.14)

1.00

.86

—

—

—

.86

29.16

3.04%

1.36%

(0.48)%

686%

6,635

March 31, 2006

22.42

(.09)

5.97

5.88

—

—

—

5.88

28.30

26.23%

1.37%

(0.36)%

669%

48,580

March 31, 2005

18.84

(.11)

3.69

3.58

—

—

—

3.58

22.42

19.00%

1.32%

(0.51)%

929%

7,890

March 31, 2004

15.03

(.06)

3.87

3.81

—

—

—

3.81

18.84

25.35%

1.36%

(0.34)%

1,624%

3,792

Transportation Fund Advisor Class

March 31, 2008

27.42

(.01)

(3.82)

(3.83)

—

—

—

(3.83)

23.59

(13.97)%

1.87%

(0.05)%

952%

5,152

March 31, 2007

26.75

(.26)

.93

.67

—

—

—

.67

27.42

2.50%

1.86%

(0.97)%

686%

3,556

March 31, 2006

21.31

(.19)

5.63

5.44

—

—

—

5.44

26.75

25.53%

1.86%

(0.81)%

669%

8,478

March 31, 2005

18.02

(.21)

3.50

3.29

—

—

—

3.29

21.31

18.26%

1.82%

(1.05)%

929%

5,748

March 31, 2004

14.40

(.12)

3.74

3.62

—

—

—

3.62

18.02

25.14%

1.83%

(0.73)%

1,624%

4,284

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net

Net Increase

NET ASSET

Net

Realized

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

and Unrealized

in Net Asset

from Net

from Net

(Decrease)

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

in Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Year Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Transportation Fund A-Class

March 31, 2008

$27.60

$ —§

$ (3.79)

$ (3.79)

$ —

$ —

$ —

$ (3.79)

$23.81

(13.73)%

1.62%

0.00%

952%

$

228

March 31, 2007

26.87

(.19)

.92

.73

—

—

—

.73

27.60

2.72%

1.61%

(0.70)%

686%

483

March 31, 2006

21.34

(.17)

5.70

5.53

—

—

—

5.53

26.87

25.91%

1.66%

(0.71)%

669%

3,044

March 31, 2005*

18.73

(.09)

2.70

2.61

—

—

—

2.61

21.34

13.93%

1.54%**

(0.71)%**

929%

22

Transportation Fund C-Class

March 31, 2008

27.68

(.20)

(3.78)

(3.98)

—

—

—

(3.98)

23.70

(14.38)%

2.38%

(0.73)%

952%

845

March 31, 2007

27.14

(.40)

.94

.54

—

—

—

.54

27.68

1.99%

2.37%

(1.47)%

686%

4,894

March 31, 2006

21.71

(.35)

5.78

5.43

—

—

—

5.43

27.14

25.01%

2.38%

(1.43)%

669%

5,385

March 31, 2005

18.43

(.32)

3.60

3.28

—

—

—

3.28

21.71

17.80%

2.32%

(1.51)%

929%

1,807

March 31, 2004

14.85

(.25)

3.83

3.58

—

—

—

3.58

18.43

24.11%

2.36%

(1.53)%

1,624%

656

Utilities Fund Investor Class

March 31, 2008

31.89

.51

(2.31)

(1.80)

(.80)

—

(.80)

(2.60)

29.29

(5.88)%

1.39%

1.57%

375%

11,242

March 31, 2007

24.90

.52

6.83

7.35

(.36)

—

(.36)

6.99

31.89

29.64%

1.37%

1.86%

557%

84,150

March 31, 2006

23.62

.51

1.21

1.72

(.44)

—

(.44)

1.28

24.90

7.25%

1.33%

1.99%

728%

11,717

March 31, 2005

20.57

.53

2.82

3.35

(.30)

—

(.30)

3.05

23.62

16.35%

1.33%

2.46%

1,124%

17,861

March 31, 2004

16.38

.45

4.71

5.16

(.97)

—

(.97)

4.19

20.57

32.11%

1.35%

2.50%

1,609%

19,170

Utilities Fund Advisor Class

March 31, 2008

30.65

.32

(2.17)

(1.85)

(.80)

—

(.80)

(2.65)

28.00

(6.28)%

1.88%

1.02%

375%

2,960

March 31, 2007

24.08

.37

6.56

6.93

(.36)

—

(.36)

6.57

30.65

28.90%

1.86%

1.38%

557%

11,929

March 31, 2006

22.96

.36

1.20

1.56

(.44)

—

(.44)

1.12

24.08

6.76%

1.83%

1.46%

728%

1,427

March 31, 2005

20.10

.42

2.74

3.16

(.30)

—

(.30)

2.86

22.96

15.78%

1.83%

1.95%

1,124%

8,045

March 31, 2004

16.11

.30

4.66

4.96

(.97)

—

(.97)

3.99

20.10

31.39%

1.84%

1.91%

1,609%

1,072

Utilities Fund A-Class

March 31, 2008

30.87

.42

(2.22)

(1.80)

(.80)

—

(.80)

(2.60)

28.27

(6.07)%

1.63%

1.38%

375%

3,032

March 31, 2007

24.18

.43

6.62

7.05

(.36)

—

(.36)

6.69

30.87

29.28%

1.61%

1.52%

557%

4,756

March 31, 2006

23.00

.44

1.18

1.62

(.44)

—

(.44)

1.18

24.18

7.01%

1.60%

1.75%

728%

626

March 31, 2005*

20.66

.40

2.24

2.64

(.30)

—

(.30)

2.34

23.00

12.84%

1.54%**

2.98%**

1,124%

128

Utilities Fund C-Class

March 31, 2008

29.66

.18

(2.11)

(1.93)

(.80)

—

(.80)

(2.73)

26.93

(6.77)%

2.38%

0.60%

375%

8,934

March 31, 2007

23.42

.22

6.38

6.60

(.36)

—

(.36)

6.24

29.66

28.30%

2.36%

0.82%

557%

11,013

March 31, 2006

22.47

.24

1.15

1.39

(.44)

—

(.44)

.95

23.42

6.15%

2.34%

1.00%

728%

5,346

March 31, 2007

19.77

.29

2.71

3.00

(.30)

—

(.30)

2.70

22.47

15.23%

2.32%

1.39%

1,124%

4,807

March 31, 2004

15.93

.22

4.59

4.81

(.97)

—

(.97)

3.84

19.77

30.80%

2.36%

1.19%

1,609%

3,948

* Since the commencement of operations:

August 1, 2003 — Precious Metals Fund Advisor Class;

September 1, 2004 — Banking Fund A-Class, Basic Materials A-Class, Biotechnology Fund A-Class, Consumer Products Fund A-Class, Electronics Fund A-Class, Energy Fund A-Class,

Energy Services Fund A-Class, Financial Services Fund A-Class, Health Care Fund A-Class, Internet Fund A-Class, Leisure Fund A-Class, Precious Metals Fund A-Class, Retailing Fund

A-Class, Technology Fund A-Class, Telecommunications Fund A-Class, Transportation Fund A-Class and Utilities Fund A-Class.

** Annualized

† Calculated using the average daily shares outstanding for the year.

†† Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

à Net investment income per share includes $0.88, $0.84, $0.83, and $0.81 for Investor Class, Advisor Class, A-Class, and C-Class, respectively, resulting from a special dividend from Palm,

Inc. on October 25, 2007.

àà Net investment income to average assets includes 1.91% for Investor Class, Advisor Class, A-Class, and C-Class, resulting from a special dividend from Palm, Inc. on October 25, 2007.

§ Less than $.01 per share.

NOTES TO FINANCIAL STATEMENTS

1.

Organization and Significant Accounting
A. Equity securities listed on an exchange (New York

Policies

Stock Exchange (“NYSE”) or American Stock Exchange)

Organization

are valued at the last quoted sales price as of the close

The Rydex Series Funds (the “Trust”) is registered with

of business on the NYSE, usually 4:00 p.m. on the

the SEC under the Investment Company Act of 1940

valuation date. Equity securities listed on the NASDAQ

(the “1940 Act”) as a non-diversified, open-ended

market system are valued at the NASDAQ Official

investment company. The Trust offers five separate

Closing Price, usually as of 4:00 p.m. on the valuation

classes of shares, Investor Class Shares, Advisor Class

date. Investments in open end mutual funds are valued

Shares, A-Class Shares, C-Class Shares, and H-Class

at their net asset value on the valuation date. Short-term

Shares. C-Class Shares have a 1% CDSC if shares are

securities, if any, are valued at amortized cost, which

redeemed within 12 months of purchase. Sales of shares

approximates market value.

of each Class are made without a sales charge at the net

Investments, for which market quotations are not

asset value per share, with the exception of A-Class

readily available, are fair valued as determined in good

Shares. A-Class Shares are sold at net asset value, plus

faith by Rydex Investments under the direction of the

the applicable front-end sales charge, except for the

Board of Trustees using methods established or ratified

U.S. Government Money Market Fund. The sales charge

by the Board of Trustees. These methods include, but

varies depending on the amount purchased, but will not

are not limited to: (i) general information as to how

exceed 4.75%. A-Class Share purchases of $1 million

these securities and assets trade; (ii) in connection with

or more are exempt from the front-end sales charge

futures contracts and options thereupon, and other

but have a 1% CDSC if shares are redeemed within

derivative investments, information as to how (a) these

18 months of purchase.

contracts and other derivative investments trade in the

At March 31, 2008, the Trust consisted of fifty-four

futures or other derivative markets, respectively, and

separate Funds: twenty-two Benchmark Funds, one

(b) the securities underlying these contracts and other

Money Market Fund, eleven Alternative Strategies Funds,

derivative investments trade in the cash market; and

seventeen Sector Funds, and three Essential Portfolio

(iii) other information and considerations, including

Funds. This report covers the seventeen Sector Funds (the

current values in related-markets.

“Funds”), while the Money Market Fund, the Benchmark

B. Securities transactions are recorded on the trade date

Funds, the Alternative Strategies Funds and the Essential

for financial reporting purposes. Realized gains and

Portfolio Funds are contained in separate reports.

losses from securities transactions are recorded using

Rydex Investments provides advisory, transfer agent and

the identified cost basis. Proceeds from lawsuits related

administrative services, and accounting services to the

to investment holdings are recorded as realized gains in

Trust. Rydex Distributors, Inc. (the “Distributor”) acts as

the respective Fund. Dividend income is recorded on the

principal underwriter for the Trust. Both Rydex

ex-dividend date, net of applicable taxes withheld by

Investments and the Distributor are affiliated entities.

foreign countries. Interest income, including amortization

of premiums and accretion of discount, is accrued on a

The Sector Funds invest in a specific industry sector. To

daily basis. Distributions received from investments in

the extent that investments are concentrated in a single

REITs are recorded as dividend income on the ex-dividend

sector, the Funds are subject to legislative or regulatory

date, subject to reclassification upon notice of the

changes, adverse market conditions and/or increased

character of such distribution by the issuer.

competition affecting such sector.

C. Distributions of net investment income and net

The Funds seek capital appreciation and invest

realized capital gains, if any, are declared and paid at

substantially all of their assets in equity securities of

least annually. Distributions are recorded on the ex-

companies involved in their sector. The Funds may also

dividend date and are determined in accordance with

purchase American Depository Receipts, U.S.

income tax regulations which may differ from U.S.

Government securities, and enter into repurchase

generally accepted accounting principles.

agreements.

D. The Funds may leave cash overnight in their cash

Significant Accounting Policies

account with the custodian, U.S. Bank. Periodically, a

The following significant accounting policies are in

Fund may have cash due to the custodian bank as an

conformity with U.S. generally accepted accounting

overdraft balance. A fee is incurred on this overdraft,

principles and are consistently followed by the Trust. All

calculated by multiplying the overdraft by a rate based

time references are based on Eastern Time.

on the federal funds rate.

88

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

E. Interest and dividend income, most expenses, all

accounting and auditing related services, legal services,

realized gains and losses, and all unrealized gains and

printing and mailing, etc. on a pass-through basis. Such

losses are allocated to the Classes based upon the value

expenses vary from Fund to Fund and are allocated to

of the outstanding shares in each Class. Certain costs,

the Funds based on relative net assets. Organizational

such as distribution fees relating to A-Class Shares and

and setup costs for new Funds are paid by the Trust.

service and distribution fees related to Advisor Class

The Trust has adopted a Distribution Plan and

Shares and C-Class Shares, are charged directly to

Shareholder Services Plan applicable to its Advisor Class

specific Classes. In addition, certain expenses have been

Shares and a Distribution Plan applicable to A-Class

allocated to the individual Funds in the Trust on a pro

Shares for which Rydex Distributors, Inc. (the

rata basis upon the respective aggregate net assets of

“Distributor”), an affiliated entity, and other firms that

each Fund included in the Trust.

provide distribution and/or shareholder services

F. The preparation of financial statements in conformity

(“Service Providers”) may receive compensation. If a

with U.S. generally accepted accounting principles

Service Provider provides distribution services, the Trust

requires management to make estimates and

will pay distribution fees to the Distributor at an annual

assumptions that affect the reported amount of assets

rate not to exceed 0.25% of average daily net assets,

and liabilities and disclosure of contingent assets and

pursuant to Rule 12b-1 of the 1940 Act. The Distributor,

liabilities at the date of the financial statements and the

in turn, will pay the Service Provider out of its fees. The

reported amounts of revenues and expenses during the

Distributor may, at its discretion, retain a portion of such reporting period. Actual results could differ from these

payments to compensate itself for distribution services.

estimates.

With regard to Advisor Class Shares only, if a Service

G. Throughout the normal course of business, the

Provider provides shareholder services, the Distributor

Funds enter into contracts that contain a variety of

will receive shareholder servicing fees from the Trust at

representations and warranties which provide general

an annual rate not to exceed 0.25% of average daily net

indemnifications. The Funds’ maximum exposure under

assets. The Distributor, in turn, will pay the Service

these arrangements is unknown, as this would involve

Provider out of its fees.

future claims that may be made against the Funds

The Trust has adopted a separate Distribution and

and/or their affiliates that have not yet occurred.

Shareholder Services Plan applicable to its C-Class

However, based on experience, the Funds expect the

Shares that allows the Funds to pay annual distribution

risk of loss to be remote.

and service fees of 1.00% of the Funds’ C-Class Shares

2.

Fees And Other Transactions With Affiliates

average daily net assets. The annual 0.25% service fee

compensates the shareholder's financial advisor for

Under the terms of an investment advisory contract,

providing on-going services to the shareholder. The

the Trust pays Rydex Investments investment advisory

annual 0.75% distribution fee reimburses the Distributor

fees calculated at an annualized rate of 0.85% of the

for paying the shareholder's financial advisor an ongoing

average daily net assets of each of the Funds, except

sales commission. The Distributor advances the first

the Precious Metals Fund, which is 0.75% of the average

year’s service and distribution fees to the Financial

daily net assets.

Advisor. The Distributor retains the service and

Rydex Investments provides transfer agent and

distribution fees on accounts with no authorized dealer

administrative services to the Funds for fees calculated

of record.

at an annualized rate of 0.25% of the average daily net

During the year ended March 31, 2008, the Distributor

assets of each Fund.

retained sales charges of $839,951 relating to sales of

Rydex Investments also provides accounting services to

A-Class Shares of the Trust.

the Trust for fees calculated at an annualized rate of

Certain officers and trustees of the Trust are also officers

0.10% on the first $250 million of the average daily net

of Rydex Investments and the Distributor.

assets, 0.075% on the next $250 million of the average

daily net assets, 0.05% on the next $250 million of the

average daily net assets, and 0.03% on the average daily

net assets over $750 million of each Fund.

Rydex Investments engages external service providers to

perform other necessary services to the Trust, such as

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

89

NOTES TO FINANCIAL STATEMENTS (continued)

3.

Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.

Therefore, no Federal income tax provision has been recorded.

Effective September 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48

“Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-

likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the

Funds’ tax positions taken on federal income tax returns for all open tax years for purposes of complying with FIN 48, and has concluded that no provision for income tax was required in the Funds’ financial statements.

The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds’ U.S. federal income tax returns filed for the fiscal years 2004 to

2007, no examinations are in progress or anticipated at this time.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period, and capital loss carryforward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital remaining at fiscal year end is distributed in the following year.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Funds’ tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 31, 2008, the following Funds offset net realized capital gains with capital losses from previous years:

Fund

Amount

Basic Materials Fund

$

8,026,927

Biotechnology Fund

8,710,659

Consumer Products Fund

252,220

Energy Services Fund

16,750,499

Financial Services Fund

496,105

Health Care Fund

409,977

Internet Fund

821,769

Leisure Fund

1,561,370

Precious Metals Fund

22,939,987

Retailing Fund

207,042

Technology Fund

2,690,565

Telecommunications Fund

1,353,921

Transportation Fund

417,122

Utilities Fund

4,005,340

The tax character of distributions paid during the year ended March 31, 2008 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Banking Fund

$134,135

$

—

$

134,135

Basic Materials Fund

220,980

—

220,980

Biotechnology Fund

—

—

—

Consumer Products Fund

484,851

—

484,851

Electronics Fund

—

—

—

Energy Fund

45,313

2,886,801

2,932,114

90

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Energy Services Fund

$

—

$

—

$

—

Financial Services Fund

230,593

—

230,593

Health Care Fund

—

—

—

Internet Fund

50,000

—

50,000

Leisure Fund

—

—

—

Precious Metals Fund

—

—

—

Retailing Fund

—

—

—

Technology Fund

—

—

—

Telecommunications Fund

30,530

—

30,530

Transportation Fund

—

—

—

Utilities Fund

800,000

—

800,000

The tax character of distributions paid during the year ended March 31, 2007 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Banking Fund

$100,001

$

—

$

100,001

Basic Materials Fund

324,986

—

324,986

Biotechnology Fund

—

—

—

Consumer Products Fund

69,792

—

69,792

Electronics Fund

—

—

—

Energy Fund

—

2,506,255

2,506,255

Energy Services Fund

—

—

—

Financial Services Fund

250,025

—

250,025

Health Care Fund

—

—

—

Internet Fund

—

—

—

Leisure Fund

—

—

—

Precious Metals Fund

—

—

—

Retailing Fund

—

—

—

Technology Fund

—

—

—

Telecommunications Fund

149,995

—

149,995

Transportation Fund

—

—

—

Utilities Fund

800,025

—

800,025

The tax character of distributable earnings/(accumulated losses) at March 31, 2008, was as follows:

Undistributed

Undistributed

Net Unrealized

Ordinary

Long-Term

Appreciation/

Capital Loss

Fund

Income

Capital Gain

(Depreciation)

Carryforward

Banking Fund

$294,966

$

—

$(18,048,128)

$

(30,793,131)1

Basic Materials Fund

267,265

—

11,237,553

(5,186,859)1

Biotechnology Fund

—

—

(4,929,390)

(141,759,049)1

Consumer Products Fund

391,810

—

(678,528)

(8,572,786)1

Electronics Fund

—

—

(17,602,921)

(140,620,438)1

Energy Fund

—

2,775,520

34,099,027

—

Energy Services Fund

—

—

33,684,689

(14,031,094)1

Financial Services Fund

257,743

—

(24,370,704)

(17,363,647)1

Health Care Fund

—

—

(15,431,895)

(5,306,355)1

Internet Fund

51,749

—

(759,366)

(31,959,208)1

Leisure Fund

—

—

(2,971,803)

(10,977,167)1

Precious Metals Fund

—

—

72,748,745

(3,940,940)1

Retailing Fund

—

—

(16,181,988)

(16,554,540)1

Technology Fund

—

—

(35,176,555)

(35,233,085)1

Telecommunications Fund

98,055

—

(10,766,413)

(26,412,708)1

Transportation Fund

350

—

(5,473,950)

(11,279,633)1

Utilities Fund

—

—

2,078,740

—

Capital Loss Carryforward amounts may be limited due to Treasury Regulations.

1

A summary of the expiration of the afore mentioned Capital Loss Carryforward is as follows:

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

91

NOTES TO FINANCIAL STATEMENTS (continued)

Total

Expires in

Expires in

Expires in

Expires in

Expires in

Expires in

Expires in

Expires in

Capital Loss

Fund

2009

2010

2011

2012

2013

2014

2015

2016

Carryforward

Banking Fund

$(20,242,791)

$

(7,330,166)

$

(2,693,804)

$

— $

—

$

(214,478)

$

—

$

(311,892)

$

(30,793,131)

Basic Materials Fund

—

—

(2,474,180)

—

(2,261,623)

(451,056)

—

—

(5,186,859)

Biotechnology Fund

—

(46,580,242)

(41,827,211)

—

(53,351,596)

—

—

—

(141,759,049)

Consumer Products Fund

(5,623,844)

—

(1,405,711)

—

(290,898)

(1,252,333)

—

—

(8,572,786)

Electronics Fund

(26,624,901)

(71,114,792)

(4,632,927)

(21,975,263)

(6,480,667)

(2,395,860)

(5,495,145)

(1,900,883)

(140,620,438)

Energy Services Fund

—

(1,755,155)

(1,565,855)

(10,710,084)

—

—

—

—

(14,031,094)

Financial Services Fund

(566,452)

(16,797,195)

—

—

—

—

—

—

(17,363,647)

Health Care Fund

—

—

(3,106,137)

—

(2,200,218)

—

—

—

(5,306,355)

Internet Fund

(5,922,196)

(20,245,609)

(3,187,374)

(201,036)

(775,742)

(1,627,251)

—

—

(31,959,208)

Leisure Fund

(2,107,453)

(5,084,685)

(1,440,998)

(76,092)

(353,498)

(1,914,441)

—

—

(10,977,167)

Precious Metals Fund

—

—

—

—

(3,940,940)

—

—

—

(3,940,940)

Retailing Fund

(5,599,963)

(8,401,610)

(1,550,748)

—

(1,002,219)

—

—

—

(16,554,540)

Technology Fund

—

(1,756,838)

(24,431,379)

—

(5,462,751)

(3,582,117)

—

—

(35,233,085)

Telecommunications Fund

—

(19,165,482)

(6,628,688)

—

(618,538)

—

—

—

(26,412,708)

Transportation Fund

(5,149,592)

(1,468,132)

(2,503,694)

(1,263,341)

(894,874)

—

—

—

(11,279,633)

At March 31, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Banking Fund

$36,632,317

$

—

$(18,048,128)

$(18,048,128)

Basic Materials Fund

204,151,469

14,293,151

(3,055,599)

11,237,553

Biotechnology Fund

89,785,097

428,341

(5,357,731)

(4,929,390)

Consumer Products Fund

24,553,491

—

(678,528)

(678,528)

Electronics Fund

32,383,010

—

(17,602,921)

(17,602,921)

Energy Fund

105,471,264

34,550,109

(451,082)

34,099,027

Energy Services Fund

157,017,456

34,433,675

(748,986)

33,684,689

Financial Services Fund

40,649,008

—

(24,370,704)

(24,370,704)

Health Care Fund

67,968,009

—

(15,431,895)

(15,431,895)

Internet Fund

10,495,014

—

(759,366)

(759,366)

Leisure Fund

10,608,746

—

(2,971,803)

(2,971,803)

Precious Metals Fund

212,819,769

75,135,752

(2,387,007)

72,748,745

Retailing Fund

23,571,956

—

(16,181,988)

(16,181,988)

Technology Fund

54,127,566

—

(35,176,555)

(35,176,555)

Telecommunications Fund

29,898,162

—

(10,766,413)

(10,766,413)

Transportation Fund

34,804,490

—

(5,473,950)

(5,473,950)

Utilities Fund

31,649,690

2,262,246

(183,506)

2,078,740

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2008, the following amounts of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until April 1, 2008:

Fund

Banking Fund

$

(418,210)

Basic Materials Fund

(356,583)

Consumer Products Fund

(2,244,378)

Electronics Fund

(2,446,454)

Financial Services Fund

(1,910,983)

Health Care Fund

(898,672)

Internet Fund

(3,813,668)

Retailing Fund

(113,411)

Technology Fund

(3,042,998)

Telecommunications Fund

(128,482)

Utilities Fund

(1,059,920)

92

|

THE RYDEX SERIES FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4.

Repurchase Agreements

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The

collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreement at maturity. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of March 31, 2008, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Lehman Brothers Holdings, Inc.

1.15% due 04/01/08

$92,565,625

$ 92,565,625

$ 92,568,582

$92,565,625

$92,568,582

As of March 31, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Date

Rate

Par Value

Market Value

U.S.Treasury Note

11/15/09

4.625%

$ 88,565,000

$ 94,389,680

$94,389,680

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The Trust’s investment advisor, acting under the supervision of the Board of Trustees,

reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

5.

Securities Transactions

During the year ended March 31, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

Basic

Biotech-

Consumer

Energy

Banking

Materials

nology

Products

Electronics

Energy

Services

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$178,527,056

$373,560,304

$148,358,269

$182,081,180

$177,820,120

$221,510,949

$351,433,362

Sales

$174,802,936

$329,320,975

$163,098,274

$196,468,468

$180,381,271

$242,627,444

$384,962,140

Financial

Health

Precious

Services

Care

Internet

Leisure

Metals

Retailing

Technology

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$238,114,626

$246,707,271

$143,215,779

$57,580,205

$375,001,193

$88,217,341

$209,297,871

Sales

$266,195,786

$262,420,953

$139,284,531

$70,153,437

$401,049,680

$91,087,383

$212,457,128

Telecommu-

Transpor-

nications

tation

Utilities

Fund

Fund

Fund

Purchases

$177,246,701

$147,055,609

$188,079,545

Sales

$188,991,315

$136,386,989

$270,031,783

THE RYDEX SERIES FUNDS ANNUAL REPORT

|

93

NOTES TO FINANCIAL STATEMENTS (continued)

6. Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

Purchased through Dividend

Shares Purchased

Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

2008

2007

Banking Fund

Investor Class

21,846,292

13,067,229

10,788

3,352

(21,763,236)

(13,036,401)

93,844

34,180

Advisor Class

2,392,085

4,279,492

713

2,142

(2,364,733)

(4,254,126)

28,065

27,508

A-Class

157,111

241,253

1,168

1,227

(99,684)

(233,964)

58,595

8,516

C-Class

2,137,813

1,233,441

2,373

2,184

(1,959,403)

(991,968)

180,783

243,657

Basic Materials Fund

Investor Class

9,085,830

7,775,885

3,061

4,563

(8,324,844)

(6,821,454)

764,047

958,994

Advisor Class

1,199,375

2,382,754

438

1,570

(1,346,702)

(2,214,828)

(146,889)

169,496

A-Class

291,891

229,310

211

447

(199,691)

(198,305)

92,411

31,452

C-Class

1,091,168

496,486

428

1,234

(997,507)

(501,647)

94,089

(3,927)

Biotechnology Fund

Investor Class

8,046,628

13,870,842

—

—

(8,721,870)

(15,419,421)

(675,242)

(1,548,579)

Advisor Class

1,497,669

2,758,621

—

—

(1,552,796)

(3,666,079)

(55,127)

(907,458)

A-Class

135,897

64,499

—

—

(64,710)

(248,686)

71,187

(184,187)

C-Class

1,177,345

2,079,492

—

—

(1,128,343)

(2,294,754)

49,002

(215,262)

Consumer Products Fund

Investor Class

4,016,214

6,775,542

8,104

958

(4,388,872)

(6,553,085)

(364,554)

223,415

Advisor Class

1,582,674

2,222,820

2,801

291

(1,596,552)

(2,273,734)

(11,077)

(50,623)

A-Class

44,328

338,896

528

214

(109,674)

(275,390)

(64,818)

63,720

C-Class

318,383

1,127,781

814

424

(365,011)

(1,012,785)

(45,814)

115,420

Electronics Fund

Investor Class

17,002,054

27,492,564

—

—

(17,258,806)

(28,787,246)

(256,752)

(1,294,682)

Advisor Class

2,105,493

3,370,529

—

—

(2,173,508)

(4,329,142)

(68,015)

(958,613)

A-Class

8,618

230,127

—

—

(10,673)

(315,413)

(2,055)

(85,286)

C-Class

2,830,491

1,432,565

—

—

(2,973,066)

(1,577,384)

(142,575)

(144,819)

Energy Fund

Investor Class

10,638,142

25,515,728

56,372

66,835

(11,616,824)

(26,505,709)

(922,310)

(923,146)

Advisor Class

1,762,826

3,589,380

19,658

11,438

(1,758,559)

(3,811,861)

23,925

(211,043)

A-Class

253,497

298,376

6,179

2,501

(164,562)

(306,064)

95,114

(5,187)

C-Class

2,665,760

1,998,850

25,217

16,314

(2,717,401)

(2,312,312)

(26,424)

(297,148)

NOTES TO FINANCIAL STATEMENTS (continued)

Purchased Through Dividend

Shares Purchased

Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

2008

2007

Energy Services Fund

Investor Class

9,256,758

13,085,658

—

—

(9,751,153)

(14,439,520)

(494,395)

(1,353,862)

Advisor Class

1,168,172

1,975,850

—

—

(1,281,003)

(2,588,904)

(112,831)

(613,054)

A-Class

411,495

330,826

—

—

(340,981)

(347,240)

70,514

(16,414)

C-Class

1,121,336

1,100,752

—

—

(1,127,685)

(1,195,397)

(6,349)

(94,645)

Financial Services Fund

Investor Class

13,776,325

14,614,020

8,349

8,855

(14,918,648)

(13,954,971)

(1,133,974)

667,904

Advisor Class

1,398,907

4,537,635

1,766

5,950

(2,420,423)

(3,851,859)

(1,019,750)

691,726

A-Class

513,531

187,546

905

522

(455,908)

(440,755)

58,528

(252,687)

C-Class

1,645,721

1,079,733

4,191

1,532

(1,750,355)

(845,818)

(100,443)

235,447

Health Care Fund

Investor Class

10,762,494

23,189,843

—

—

(11,434,633)

(24,167,400)

(672,139)

(977,557)

Advisor Class

2,801,976

6,222,030

—

—

(3,024,301)

(6,079,644)

(222,325)

142,386

A-Class

54,923

285,028

—

—

(57,339)

(389,375)

(2,416)

(104,347)

C-Class

2,103,521

1,660,348

—

—

(2,283,572)

(1,568,538)

(180,051)

91,810

Internet Fund

Investor Class

3,124,058

4,778,281

516

—

(3,145,031)

(5,049,597)

(20,457)

(271,316)

Advisor Class

734,811

1,108,128

246

—

(719,945)

(1,181,254)

15,112

(73,126)

A-Class

11,469

9,522

18

—

(11,875)

(18,064)

(388)

(8,542)

C-Class

405,600

184,346

261

—

(387,417)

(217,483)

18,444

(33,137)

Leisure Fund

Investor Class

1,738,265

6,125,980

—

—

(1,889,317)

(6,375,693)

(151,052)

(249,713)

Advisor Class

545,887

2,614,338

—

—

(635,902)

(2,643,145)

(90,015)

(28,807)

A-Class

5,561

67,619

—

—

(62,795)

(5,752)

(57,234)

61,867

C-Class

105,164

262,991

—

—

(181,941)

(203,812)

(76,777)

59,179

Precious Metals Fund

Investor Class

13,597,521

24,146,645

—

—

(14,120,431)

(25,389,134)

(522,910)

(1,242,489)

Advisor Class

798,827

1,526,274

—

—

(777,799)

(1,636,135)

21,028

(109,861)

A-Class

229,689

220,918

—

—

(157,400)

(240,499)

72,289

(19,581)

C-Class

1,793,782

1,531,059

—

—

(1,833,355)

(1,555,378)

(39,573)

(24,319)

Retailing Fund

Investor Class

7,136,814

13,464,334

—

—

(7,142,396)

(13,749,986)

(5,582)

(285,652)

Advisor Class

1,192,997

3,168,275

—

—

(1,320,740)

(3,227,517)

(127,743)

(59,242)

A-Class

4,451

30,721

—

—

(22,806)

(6,855)

(18,355)

23,866

C-Class

400,140

514,403

—

—

(474,793)

(443,684)

(74,653)

70,719

NOTES TO FINANCIAL STATEMENTS (continued)

Purchased Through Dividend

Shares Purchased

Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

March 31,

2008

2007

2008

2007

2008

2007

2008

2007

Technology Fund

Investor Class

10,696,083

17,510,328

—

—

(10,992,938)

(18,085,957)

(296,855)

(575,629)

Advisor Class

1,437,570

5,359,800

—

—

(1,652,207)

(6,027,744)

(214,637)

(667,944)

A-Class

430,423

225,540

—

—

(405,192)

(255,522)

25,231

(29,982)

C-Class

1,515,054

858,394

—

—

(1,422,849)

(965,780)

92,205

(107,386)

Telecommunications Fund

Investor Class

8,701,195

9,062,999

884

6,065

(8,926,630)

(11,386,876)

(224,551)

(2,317,812)

Advisor Class

1,541,682

2,258,488

133

1,064

(1,851,468)

(2,394,898)

(309,653)

(135,346)

A-Class

125,840

135,043

92

62

(214,571)

(263,387)

(88,639)

(128,282)

C-Class

1,699,854

603,253

373

928

(1,786,944)

(505,830)

(86,717)

98,351

Transportation Fund

Investor Class

6,123,111

11,483,581

—

—

(5,659,770)

(12,972,788)

463,341

(1,489,207)

Advisor Class

756,857

2,016,883

—

—

(668,223)

(2,204,069)

88,634

(187,186)

A-Class

8,262

101,960

—

—

(16,170)

(197,768)

(7,908)

(95,808)

C-Class

952,957

796,897

—

—

(1,094,116)

(818,548)

(141,159)

(21,651)

Utilities Fund

Investor Class

7,500,882

17,336,125

12,752

15,755

(9,768,940)

(15,183,260)

(2,255,306)

2,168,620

Advisor Class

1,229,917

3,632,752

4,441

3,877

(1,517,764)

(3,306,739)

(283,406)

329,890

A-Class

110,391

452,318

2,116

2,150

(159,322)

(326,284)

(46,815)

128,184

C-Class

1,555,870

1,000,197

3,795

3,617

(1,599,189)

(860,706)

(39,524)

143,108

NOTES TO FINANCIAL STATEMENTS (continued)

7. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. Under the terms of the

Funds’ securities lending agreement with U.S. Bank, cash collateral may be invested by U.S. Bank in certain high quality,

liquid investments. At March 31, 2008, the cash collateral investments consisted of a money market mutual fund. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the

Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

314,332,493

$ 314,332,493

Total Mutual Fund

$ 314,332,493

At March 31, 2008, the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Banking Fund

$

6,210,216

$

5,992,893

Basic Materials Fund

62,998,899

60,810,067

Biotechnology Fund

26,692,731

26,196,727

Consumer Products Fund

4,129,360

4,000,840

Electronics Fund

3,312,840

3,157,514

Energy Fund

30,460,096

29,930,827

Energy Services Fund

51,062,905

50,559,246

Financial Services Fund

5,474,057

5,327,111

Healthcare Fund

11,176,713

10,949,523

Internet Fund

2,141,198

2,051,551

Leisure Fund

2,091,224

2,035,914

Precious Metals Fund

85,389,652

78,910,145

Retailing Fund

2,032,863

1,983,342

Technology Fund

4,027,567

3,879,871

Telecommunications Fund

3,773,567

3,605,030

Transportation Fund

5,819,699

5,667,778

Utilities Fund

7,538,906

7,326,997

THE RYDEX SERIES FUNDS ANNUAL REPORT

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97

NOTES TO FINANCIAL STATEMENTS (concluded)

8. New Accounting Pronouncements

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The Funds are currently assessing the impact of the standard on the Funds’ financial statements.

In March 2008, the FASB issued FAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new

requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity.

FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

9. Acquisition of Rydex Investments and the Distributor

At the close of business on January 17, 2008, Rydex NV, Inc., comprised of Rydex Investments, together with several other

Rydex entities, was acquired by Security Benefit Corporation (“Security Benefit”), a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the “Transaction”). As a result of the Transaction’s completion, Rydex Investments and the Distributor are wholly-owned subsidiaries of Security Benefit. While the Transaction has no material impact on the Funds or their shareholders, it resulted in a change of control of Rydex Investments, which in turn caused the termination of the investment advisory agreement between Rydex Investments and the Funds.

A new investment advisory agreement between Rydex Investments and the Funds was approved under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). This New Agreement was approved by shareholders, via proxy, and took effect upon the closing of the Transaction.

The Transaction had no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex Investments under the New Agreement, or the persons responsible for the management of the Funds.

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THE RYDEX SERIES FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of the Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities of the Banking Fund, Basic Materials Fund,

Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services

Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund,

Telecommunications Fund, Transportation Fund, and Utilities Fund (17 of the series constituting the Rydex Series Funds)

(the “Funds”), including the schedules of investments, as of March 31, 2008, and the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.

Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through March 31, 2006 were audited by other auditors, whose report dated May 18, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United

States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at March 31, 2008, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 29, 2008

THE RYDEX SERIES FUNDS ANNUAL REPORT

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99

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided for the year ended March 31, 2008, as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund

% Qualifying

Banking Fund

100.00%

Basic Materials Fund

100.00%

Consumer Products Fund

100.00%

Energy Fund

100.00%

Financial Services Fund

100.00%

Internet Fund

100.00%

Telecommunications Fund

100.00%

Utilities Fund

100.00%

Additionally, the following amounts of ordinary dividends paid during the same period qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively. This information was included in Form 1099-DIV sent to shareholders for the calendar year ended on December 31, 2007. Information for

2008 will be sent to shareholders in January of 2009.

Fund

% Qualifying

Banking Fund

79.22%

Basic Materials Fund

92.56%

Internet Fund

100.00%

Telecommunications Fund

77.10%

Utilities Fund

88.44%

The Funds’ distributions to shareholders included:

Energy

Utilities

Fund

Fund

From short-term capital gains:

$

45,313

$

—

From long-term capital gains,

subject to the 15% rate gains category:

2,886,801

—

From long-term capital gains, using

proceeds from shareholder redemptions:

7,122,148

2,929,460

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

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THE RYDEX SERIES FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

Proxy Results

At a special meeting of shareholders initially held on October 4, 2007, the shareholders of the Funds voted on whether to approve a new investment advisory agreement between Rydex Series Funds and Padco Advisors, Inc. A description of the number of shares voted is as follows:

Shares

Shares

Shares

Fund

For

Against

Abstained

Banking Fund

535,251.261

7,959.939

13,844.493

Basic Materials Fund

1,753,111.655

42,569.051

91,328.662

Biotechnology Fund

1,435,160.726

70,100.075

79,329.546

Consumer Products Fund

824,061.587

1,321.279

1,815.658

Electronics Fund

935,012.215

18,220.219

36,573.343

Energy Fund

2,360,951.151

100,410.317

112,744.200

Energy Services Fund

1,666,598.845

63,005.043

90,842.971

Financial Services Fund

527,240.665

14,731.036

11,978.766

Health Care Fund

1,832,240.503

16,675.246

26,493.888

Internet Fund

122,553.374

3,049.058

1,915.234

Leisure Fund

123,721.833

3,385.169

5,138.439

Precious Metals Fund

1,531,560.081

116,180.324

59,947.306

Retailing Fund

319,927.797

7,330.811

10,810.854

Technology Fund

1,808,880.797

58,950.203

75,680.595

Telecommunications Fund

1,655,490.072

15,300.150

46,989.459

Transportation Fund

223,681.737

3,470.301

16,064.467

Utilities Fund

497,656.737

14,235.116

49,699.391

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

THE RYDEX SERIES FUNDS ANNUAL REPORT

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101

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund

Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

––––––––––––––––––––

––––––––––––––––––––––––––

––––––––––——–––––

Carl G. Verboncoeur*

Rydex Series Funds – 2004

149

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005

to present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

149

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to present); Vice President of Rydex Series Funds (1997 to present); Vice President of

Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF

Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex

Investments (2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––

–––––––––––––––––––––––––

––––––——––––––––

John O. Demaret

Rydex Series Funds – 1997

141

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

141

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

141

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

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THE RYDEX SERIES FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

–––––––––––––––––––––––

–––––––––––––––––––––––––––

––––––––––——––––––

Werner E. Keller

Rydex Series Funds – 2005

141

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

141

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

141

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

141

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present);

Vice President and Treasurer (1963)

Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex

Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice President of

Rydex Investments (2003 to present); Vice President and Treasurer of Rydex

Capital Partners SPhinX Fund (2003 to 2006); Vice President of Accounting of

Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and

Chief Compliance Officer and

Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds,

Secretary (1966)

Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of

Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex

Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX Fund

(2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic

Assistant Treasurer (1966)

Funds, Rydex ETF Trust (2006 to present); Vice President of Rydex Investments

(2004 to present); Director of Accounting of Rydex Investments (2003 to 2004);

Vice President of Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds,

Controller (1974)

Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex

Investments (2001 to present)

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

THE RYDEX SERIES FUNDS ANNUAL REPORT

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800-820-0888

RSECF-ANN-2-0308x0309